UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐	Soliciting Material Pursuant to § 240.14a-12

John Wiley & Sons, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Peter Booth Wiley
Chairman of the Board

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August 8, 2014

To our Shareholders:

We cordially invite you to attend the 2014 Annual Meeting of Shareholders of John Wiley & Sons, Inc. to be held on Thursday, September 18, 2014 at 9:30 A.M., at the Company’s headquarters, 111 River Street, Hoboken, New Jersey. The official Notice of Meeting, Proxy Statement, and separate forms of proxy for Class A and Class B Shareholders are enclosed with this letter. The matters listed in the Notice of Meeting are described in the attached Proxy Statement.

The Board of Directors welcomes and appreciates the interest of all our shareholders in the Company’s affairs, and encourages those entitled to vote at this Annual Meeting to take the time to do so. We hope you will attend the meeting, but whether or not you expect to be personally present, please vote your shares, either by signing, dating and promptly returning the proxy card (or, if you own two classes of shares, both proxy cards) in the accompanying postage-paid envelope, by telephone using the toll-free telephone number printed on the proxy card, or by voting on the Internet using the instructions printed on the proxy card. This will assure that your shares are represented at the meeting. Even though you execute this proxy, vote by telephone or via the Internet, you may revoke your proxy at any time before it is exercised by giving written notice of revocation to the Secretary of the Company, by executing and delivering a later-dated proxy (either in writing, telephonically or via the Internet) or by voting in person at the Annual Meeting. If you attend the meeting you will be able to vote in person if you wish to do so, even if you have previously returned your proxy card, voted by telephone or via the Internet.

Your vote is important to us, and we appreciate your prompt attention to this matter.

Sincerely,

Chairman of the Board

111 River Street, Hoboken, NJ 07030-5774, U.S.

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www.wiley.com

Edward J. May
Corporate Secretary

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Notice of Annual Meeting of Shareholders
to be held September 18, 2014

To our Shareholders:

The Annual Meeting of Shareholders of John Wiley & Sons, Inc. will be held at the Company’s headquarters, 111 River Street, Hoboken, New Jersey, on Thursday, September 18, 2014 at 9:30 A.M., for the following purposes:

1. To elect a board of eleven (11) directors, of whom four (4) are to be elected by the holders of Class A Common Stock voting as a class and seven (7) are to be elected by the holders of Class B Common Stock voting as a class;

2. To ratify the appointment by the Board of Directors of the Company’s independent public accountants for the fiscal year ending April 30, 2015;

3. To hold an advisory vote on executive compensation;

4. To approve the 2014 Directors Stock Plan;

5. To approve the 2014 Executive Annual Incentive Plan;

6. To approve the 2014 Key Employee Stock Plan; and

7. To transact such other business as may properly come before the meeting or any adjournments thereof.

Shareholders of record at the close of business on July 22, 2014 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

Please vote by proxy in one of these ways:

●	Use the toll-free telephone number shown on your proxy card or voting instructions form (if you receive proxy materials from a broker or bank);

●	Visit the Internet website at www.proxyvote.com; or

●	Sign, date and promptly return your proxy card in the postage-prepaid envelope provided.

By Order of the Board of Directors

Edward J. May
Corporate Secretary

August 8, 2014

Hoboken, New Jersey

Your vote is important to us. Whether or not you plan to be present at the Annual Meeting, please vote your proxy either via the Internet, by telephone, or by mail. Signing and returning the proxy card, voting via the Internet or by telephone does not affect your right to vote in person, if you attend the Annual Meeting.

111 River Street, Hoboken, NJ 07030-5774, U.S.

T +1 201 748 5704

F +1 201 748 5800

www.wiley.com

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of John Wiley & Sons, Inc. (the “Company”) of proxies to be used at the Annual Meeting of Shareholders to be held on September 18, 2014 at the time and place set forth in the accompanying Notice of Meeting and at any and all adjournments thereof. This Proxy Statement and accompanying forms of proxy relating to each class of Common Stock, together with the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2014 (“Fiscal 2014”), are first being sent or given to shareholders on August 8, 2014.

The executive offices of the Company are at 111 River Street, Hoboken, New Jersey 07030-5774.

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Shareholders to be held on September 18, 2014

This year we are again using the “Notice and Access” system adopted by the Securities and Exchange Commission relating to the delivery of proxy materials over the Internet. As a result, we mailed you a notice about the Internet availability of the proxy materials instead of paper copies. Shareholders will have the ability to access the proxy materials over the Internet and to request a paper copy of the materials by mail, by e-mail or by telephone. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found on the Notice. We believe that the Notice and Access rules will allow us to use Internet technology that many shareholders prefer, assure more prompt delivery of the proxy materials, lower our cost of printing and delivering the proxy materials, and minimize the environmental impact of printing paper copies.

The Proxy Statement and the Annual Report on Form 10-K are available at www.proxyvote.com.

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Table of Contents

VOTING SECURITIES, RECORD DATE, PRINCIPAL HOLDERS	pg. 3

PROPOSALS ON WHICH YOU MAY VOTE	pg. 4

Proposal 1. Election of Directors’ Nominees for the Board of Directors	pg. 4

➢ Process for Identifying and Evaluating Nominees for Director	pg. 4

➢ Director Qualifications	pg. 5

➢ Election of Directors	pg. 6

Proposal 2. Ratification of KPMG as Independent Accounting Firm	pg. 9

Proposal 3. An Advisory Vote on Executive Compensation	pg. 10

Proposal 4: Approval of the 2014 Directors Stock Plan	pg. 10

Proposal 5: Approval of the 2014 Executive Annual Incentive Plan	pg. 12

Proposal 6: Approval of the 2014 Key Employee Stock Plan	pg. 14

GOVERNANCE OF THE COMPANY AND BOARD STRUCTURE	pg. 21

➢ Board of Directors and Corporate Governance	pg. 21

➢ Committees of the Board of Directors and Certain Other Information Concerning the Board	pg. 22

➢ Board and Committee Oversight of Risk	pg. 23

➢ How Do We Address Risk in Our Compensation Program?	pg. 23

➢ Transactions with Related Persons	pg. 24

➢ Corporate Governance Principles	pg. 25

➢ Beneficial Ownership of Directors and Management	pg. 28

REPORT OF THE AUDIT COMMITTEE	pg. 29

➢ Fees of Independent Auditor	pg. 29

EXECUTIVE COMPENSATION	pg. 31

➢ Report of the Compensation Committee	pg. 31

➢ Compensation Committee Interlocks	pg. 31

➢ Performance Graph	pg. 31

➢ FY2014 Compensation Discussion and Analysis	pg. 32

DIRECTORS’ COMPENSATION	pg. 61

➢ Directors’ Compensation 2014	pg. 61

OTHER MATTERS	pg. 63

➢ Manner and Expenses of Solicitation	pg. 63

➢ Electronic Delivery of Materials	pg. 63

➢ Deadline for Submission of Shareholder Proposals	pg. 64
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VOTING SECURITIES, RECORD DATE, PRINCIPAL HOLDERS

At the close of business on July 22, 2014, there were 49,832,459 shares of Class A Common Stock, par value $1.00 per share (the “Class A Stock”), and 9,485,115 shares of Class B Common Stock, par value $1.00 per share (the “Class B Stock”), issued and outstanding and entitled to vote. Only shareholders of record at the close of business on July 22, 2014 are entitled to vote at the Annual Meeting of Shareholders on the matters that come before the Annual Meeting.

The holders of Class A Stock, voting as a class, are entitled to elect four (4) directors, and the holders of Class B Stock, voting as a class, are entitled to elect seven (7) directors. Each outstanding share of Class A and Class B Stock is entitled to one vote for each Class A or Class B director, respectively. The presence in person or by proxy of a majority of the outstanding shares of Class A or Class B Stock entitled to vote for directors designated as Class A or Class B directors, as the case may be, will constitute a quorum for the purpose of voting to elect that class of directors. All elections shall be determined by a plurality of the class of shares voting thereon. Only shares that are voted in favor of a particular nominee will be counted toward such nominee’s achievement of a plurality. Shares present at the meeting that are not voted for a particular nominee or shares present by proxy where the shareholder properly withheld authority to vote for such nominee will not be counted toward such nominee’s achievement of a plurality.

The holders of the Class A and Class B Stock vote together as a single class on all other business that properly comes before the Annual Meeting, with each outstanding share of Class A Stock entitled to one-tenth (1/10) of one vote and each outstanding share of Class B Stock entitled to one vote.

Proposals 2, 3, 4, 5 and 6 require approval by a majority of votes cast at the Annual Meeting. Abstentions and broker non-votes are not counted in determining the votes cast, but do have the effect of reducing the number of affirmative votes required to achieve a majority for such matters by reducing the total number of shares from which the majority is calculated.

If you are a beneficial shareholder and your broker holds your shares in its name, the broker is permitted to vote your shares on proposal 2 even if the broker does not receive voting instructions from you.

The following table and footnotes set forth, at the close of business on July 22, 2014, information concerning each person of record, or known to the Company to own beneficially, or who might be deemed to own, 5% or more of its outstanding shares of Class A or Class B Stock. The table below was prepared from the records of the Company and from information furnished to it. The percent of total voting power reflected below represents the voting power on all matters other than the election of directors, as described above.

Name and Address	Class of Stock	Common Stock Owned Beneficially	Percent of Class	Percent of Total Voting Power
E.P. Hamilton Trusts, LLC(1)	A	462,338	1%	.03%
965 Mission Street	B	8,125,536	86%	56%
San Francisco, CA

Deborah E. Wiley(2)(3)(4)(5)	A	1,253,976	2.6%	1%
111 River Street	B	60,260	0.6%	0.6%
Hoboken, NJ

Peter Booth Wiley(2)(3)(5)	A	1,227,578	2%	0.8%
111 River Street	B	18,642	.01%	.01%
Hoboken, NJ

Bradford Wiley II(2)(3)(6)	A	1,046,952	2.1%	0.7%
111 River Street	B	105,643	1.0%	0.7%
Hoboken, NJ

Pioneer Investment Management, Inc.(7)	A	3,480,020	7.4%	2.4%
60 State Street
Boston, MA
Investment Manager
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Name and Address	Class of Stock	Common Stock Owned Beneficially	Percent of Class	Percent of Total Voting Power

Franklin Advisory(7)	A	4,107,817	8.2%	2.7%
One Parker Plaza
Fort Lee, NJ 07024

Capital Research and Management Co.(7)	A	3,520,683	7.1%	2.4%
333 South Hope Street
55th Floor
Los Angeles, CA 90071

The Vanguard Group, Inc.(7)	A	2,879,607	5.7%	1.8%
455 Devon Park Drive
Wayne, PA 19087-1815

BlackRock Fund Advisors(7)	A	2,502,868	5%	1.6%
40 East 52nd Street, 2nd Floor
New York, NY, USA 10022

(1)	Bradford Wiley II, Deborah E. Wiley and Peter Booth Wiley, as members of the E.P. Hamilton Trusts, LLC established for the purpose of investing in, owning and managing securities of John Wiley & Sons, Inc., share investment and voting power. Bradford Wiley II, Deborah E. Wiley and Peter Booth Wiley as members of the E.P. Hamilton Trusts LLC, share voting and investment power with respect to 462,338 shares of Class A Stock and 8,125,536 shares of Class B Stock.

(2)	Bradford Wiley II, Deborah E. Wiley and Peter Booth Wiley, as general partners of a limited partnership, share voting and investment power with respect to 301,645 shares of Class A Stock. For purpose of this table, each is shown as the owner of one-third of such shares.

(3)	Bradford Wiley II, Deborah E. Wiley and Peter Booth Wiley, as co-trustees, share voting and investment power with respect to 55,072 shares of Class A Stock and 36,720 shares of Class B Stock under the Trust of Esther B. Wiley. For purposes of this table, each is shown as the owner of one-third of such shares.

(4)	Includes 540 shares of Class A Stock and 8,160 shares of Class B Stock of which Deborah E. Wiley is custodian for minor children.

(5)	Includes 400,000 shares of indirectly owned Class A Common Stock representing a membership interest in WG6 LLC

(6)	Includes 400,000 shares of directly owned Class A Common Stock representing a membership interest in WG6 LLC

(7)	Based on filings with the Securities and Exchange Commission, including filings pursuant to Rule 13f-1 of the Securities Exchange Act of 1934, and other information deemed reliable by the Company.

PROPOSALS ON WHICH YOU MAY VOTE

Proposal 1. Election of Directors’ Nominees for the Board of Directors

Process for Identifying and Evaluating Nominees for Director

The Board annually recommends the slate of director nominees for election by the shareholders at the Annual Meeting and is responsible for filling vacancies on the Board at any time during the year. The Governance Committee has a process to identify and review qualified individuals to stand for election, regardless of whether the current directors, a search firm or shareholders recommend the potential nominee. The Governance Committee has the authority to independently engage the services of a third-party search firm or other consultant to assist in identifying and screening potential director nominees, and has engaged a third-party search firm to do so. The full Board reviews and has final approval on all potential director nominees being recommended to the shareholders for election to the Board.
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The Board and the Governance Committee consider, at a minimum, the following factors in recommending potential new Board members or the continued service of existing members: (1) The Board seeks qualified individuals who, taken together, represent the required diversity of skills, backgrounds and experience for the Board taken as a whole; (2) A director should have the required expertise and experience, should have a proven record of professional success and leadership and should be able to offer advice and guidance to the CEO; (3) A director should possess the highest personal and professional ethics, integrity and values; must be inquisitive and objective and have the ability to exercise practical and sound business judgment; (4) A director should have the ability to work effectively with others; (5) Assuming that a potential director nominee possesses the required skills, background and experience, the Board also considers ethnic and gender diversity (it should be noted that of the eleven director nominees standing for election, two are female and one is a person of color); (6) A majority of directors should be independent; and (7) A director retires from the Board at the annual meeting following his or her 70th birthday, unless an exception is approved by the Board.

Director Qualifications

The Company’s Board has identified the following skill sets that are most important to the successful implementation of the Company’s long-range strategic plan: industry experience; strategic planning/business development/managerial experience; financial literacy or expertise; marketing experience; general operations/manufacturing experience; international experience; information technology experience; government relations/regulatory agency experience; and management development and compensation experience. Information about each director nominee’s specific experience, qualifications and skills can be found in the biographical information below.

There are eleven nominees for election this year. Detailed information on each nominee is provided on pages 6 to 8. All directors are elected annually, and serve a one-year term until the next Annual Meeting.

Eleven (11) directors are to be elected to hold office until the next Annual Meeting of Shareholders, or until their successors are elected and qualified. Unless contrary instructions are indicated or the proxy is previously revoked, it is the intention of management to vote proxies received for the election of the persons named below as directors. Directors of each class are elected by a plurality of votes cast by that class. If you do not wish your shares to be voted for particular nominees, please so indicate in the space provided on the proxy card, or follow the directions given by the telephone voting service or the Internet voting site. The Holders of Class A Stock are entitled to elect 30% of the entire board. As a consequence, four (4) Directors will be elected by the holders of Class A Stock. The holders of Class B Stock are entitled to elect seven (7) Directors.

All of the nominees, except George Bell, are currently directors of the Company and were elected to their present terms of office at the Annual Meeting of Shareholders held in September 2013. Except as otherwise indicated below, all of the nominees have been engaged in their present principal occupations or in executive capacities with the same employers for more than the past five years. The Company’s By-Laws provide for mandatory retirement of directors at age 70, but allow the Board discretion to nominate for election a candidate who, by reason of having attained age 70, would otherwise not be qualified to serve. It was the Board’s judgment that Peter Booth Wiley, who has provided the Board with invaluable service, be proposed as a Class B director, notwithstanding his having attained age 71, this year. On July 24, 2014, Linda Katehi informed the Board that she will not stand for re-election at the 2014 Annual Meeting.

Peter Booth Wiley, Stephen M. Smith and Gary M. Rinck have agreed to represent shareholders submitting proper proxies by mail, via the Internet, or by telephone, and to vote for the election of the nominees listed herein, unless otherwise directed by the authority granted or withheld on the proxy cards, by telephone or via the Internet. Although the Board has no reason to believe that any of the persons named below as nominees will be unable or decline to serve, if any such person is unable or declines to serve, the persons named above may vote for another person at their discretion.
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Election of Directors

Directors to be Elected by Class A Shareholders and Their Qualifications

Mari J. Baker, a director since 2011, has held a number of executive officer positions in public and private companies primarily in technology fields, including roles as CEO of PlayFirst, Inc. and Navigenics, Inc., COO of Velti, plc (NASDAQ:VELT), President of Baby Center, Inc., a Johnson and Johnson company (NYSE: JNJ), and SVP/General Manager at Intuit, Inc. (NASDAQ: INTU). She has been involved in the venture capital community, including serving as executive-in-residence at Kleiner Perkins Caulfield and Byers; in the higher education community, as a Trustee of Stanford University as well as an Advisor to the Clayman Institute at Stanford; and in the executive leadership community, through her service as an officer in YPO. Age: 49.

Ms. Baker’s qualifications for service on the Company’s board include: (i) service on the boards of Velti, PlayFirst, Navigenics and Cozi Group, Inc. and on the Board of Trustees of Stanford University, and (ii) proven business leader, experienced general manager and internet marketing veteran.

George Bell, a candidate for director for the first time, is an executive-in-residence Partner at General Catalyst, a venture capital and private equity firm, since November 2013 and is a 30-year veteran of creating and growing several businesses. Prior to re-joining General Catalyst, he was President and CEO of Jumptap from October 2010 to November 2013, a General Catalyst portfolio company, sold to Millennial Media (NYSE: MM); former Managing Partner at General Catalyst from April 2005 to October 2010; former President and CEO of Upromise; former chairman and CEO of Excite and Excite@Home; founder of The Outdoor Life Network (now NBC Sports Network); former senior vice president of Times Mirror Magazines, overseeing titles such as SKI and Field & Stream; recipient of the Ernst & Young Entrepreneur of the Year Award for California and New England; four-time Emmy Award-winning producer and writer of documentaries on adventure, wildlife, and vanishing cultures. Age 57.

Mr. Bell’s qualifications for service on the Company’s board include: (i) more than 30 years of entrepreneurial experience creating and growing consumer businesses as CEO; (ii) significant operating experience in consumer businesses, including introducing new business models and leveraging technology; and (iii) significant experience in assessing company operations and strategy.

Raymond W. McDaniel, Jr., a director since 2005, has been Chief Executive Officer of Moody’s Corporation since April 2005. From 2005 – April 2012 he also served as Chairman of Moody’s Corporation. In April 2012 he was named President of Moody’s Corporation in addition to Chief Executive Officer. He previously served as Chief Operating Officer of Moody’s Corporation from January 2004; President of Moody’s Corporation from October 2004; and President of Moody’s Investors Service since 2001. In prior assignments with Moody’s, he served as Senior Managing Director for Global Ratings & Research; Managing Director for International; and Director of Moody’s Europe, based in London. He has been a member of Moody’s Corporation Board of Directors since 2003. Age 56.

Mr. McDaniel’s qualifications for service on the Company’s Board include: (i) over eight years of experience as Chairman and Chief Executive Officer of Moody’s Corporation; (ii) extensive international experience; and (iii) experience in implementing international business expansion and new products.
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Kalpana Raina, a director since 2009, is Managing Partner of 252 Solutions, LLC, an advisory firm, since 2007. Previously, Ms. Raina was a senior executive with The Bank of New York Mellon Corp. She joined the bank in 1988 and held a variety of leadership positions, most recently Executive Vice President and Head of European Country Management and Corporate Banking. Prior to that, she served in Mumbai, India, as Executive Vice President, International. During her eighteen-year career at Bank of New York she had responsibility for clients in the media, telecommunications, healthcare, retailing, hotels and leisure and financial services industries in Asia, Europe, and the United States. Ms. Raina is a member of Women Corporate Directors, The National Association of Corporate Directors, a director of Information Services Group, Inc., a director of Yellow Media Group, a Canadian public company, since December 2012, and was a director of Real Networks and The World Policy Institute until December 2013. Ms. Raina is also a past member of The US-India Business Council. Age 58.

Ms. Raina’s qualifications for service on the Company’s Board include; (i) 14 years experience as a media banker to industry; (ii) service on the boards of various other media/technology companies and (iii) significant experience managing divisions in Europe and Asia.

Directors to be Elected by Class B Shareholders and Their Qualifications

Matthew S. Kissner, a director since 2003, is President and Chief Executive Officer of The Kissner Group, which consults with private equity firms focusing on investment opportunities in financial, business and health care services. Prior to that he was Executive Vice President and Group President, Global Enterprise Solutions, Pitney Bowes, Inc., from 2004 to 2005; and Executive Vice President and Group President of Information Based Solutions and Document Messaging Technologies from 2001 to 2004. He sits on the boards of private portfolio companies, and is a member of the Board Executive Committee of the Regional Plan Association. Age 60.

Mr. Kissner’s qualifications for service on the Company’s Board include: (i) former service as Executive Vice President and Group President, Global Enterprise Solutions, Pitney Bowes Inc; (ii) significant operating experience in financial services businesses; and (iii) significant experience in assessing company operations and strategy for potential private equity investment.

Eduardo Menascé, a director since December 2006, is the retired President of the Enterprise Solutions Group for Verizon Communications, Inc. Prior to the merger of Bell Atlantic and GTE Corporation, which created Verizon Communication, he served as Chairman and Chief Executive Officer of CTI MOVIL, S.A. (Argentina), a business unit of GTE Corporation, from 1996 to 2000. He has also held senior positions at CANTV in Venezuela, and Wagner Lockheed and Alcatel in Brazil. From 1981 to 1992, he served as Chairman of the Board and Chief Executive Officer of GTE Lighting in France. He is a director of Pitney Bowes, Inc.; Hillenbrand Industries, Inc.; Hill-Rom, Inc.; and the National Association of Corporate Directors New York Chapter. Age 69.

Mr. Menascé’s qualifications for service on the Company’s Board include: (i) former service as president of Enterprise Solutions Group of Verizon Communications including oversight of sales, marketing and service delivery; (ii) former service as Chief Financial Officer of CANTV and GTE Corporation; and (iii) significant experience as a director on the boards of other publicly traded companies.

William J. Pesce served as the Company’s 10th President and Chief Executive Officer for 13 years from May 1998 to April 2011, when he retired after nearly 22 years at the Company. He has been a Director since May 1998. Mr. Pesce is a member of the Board of Overseers of the Stern School of Business at New York University; the Board of Trustees of William Paterson University, where he serves as a member of the Executive Committee, Chair of the Educational Policy and Student Development Committee and member of the Nominations and Governance Committee. Mr. Pesce serves as a guest lecturer, speaking with students about leadership, ethics and integrity. Age 63.

Mr. Pesce’s qualifications for service on the Company’s Board of Directors include: (i) over three decades of experience in publishing; (ii) 13 years as President and Chief Executive Officer, a period in which the Company recorded double-digit compound annual growth in revenue, EPS and the Company’s stock price, while being named to several “best companies” lists; and (iii) extensive experience with leading a global public company, strategic planning, financial planning and analysis, acquisitions and partnerships, and investor relations.
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William B. Plummer, a director since 2003, has been Executive Vice President and Chief Financial Officer of United Rentals, Inc. since December 2008. Previously he was Executive Vice President and Chief Financial Officer of Dow Jones & Company, Inc. from September 2006 to December 2007. Prior to that he was Vice President & Treasurer of Alcoa, Inc. since 2000. Before joining Alcoa, he was with Mead Corporation as President, Gilbert Paper Division during 2000; Vice President, Corporate Strategy and Planning from 1998 to 2000; and Treasurer from 1997 to 1998. Prior to joining Mead, he held a number of increasingly responsible positions with the General Electric Company, most recently as Vice President, Equity Capital Group, General Electric Capital Corporation from 1995 to 1997. Mr. Plummer also serves on the board of UIL Holdings Corporation, where he is a member of both the Compensation and Executive Development committee and the Retirement Benefits Plans Investment committee. Age 55.

Mr. Plummer’s qualifications for service on the Company’s Board include; (i) over ten years of service as the Chief Financial Officer or Treasurer of publicly-traded companies, including operating experience as President of an operating division of Mead Corporation; (ii) audit committee experience; and (iii) experience in acquisitions and divestitures.

Stephen M. Smith was the Company’s Chief Operating Officer from May 2009 until May 2011 when he assumed the title of President and Chief Executive Officer. Mr. Smith joined the Company in 1992 as Vice President, Wiley Asia. In 1995 he became Vice President, International Development and in 1996 became Senior Vice President and assumed corporate responsibility for Wiley Australia. In May 2000, Mr. Smith took on the responsibility for the Company’s Professional/Trade business in Europe. In 2006 Mr. Smith became Chief Operating Officer of the Company’s UK business and was appointed Senior Vice President, Wiley Europe in 2007, while continuing his role in Asia and Australia. He is a member of the Board of Directors of the American Publishers Association. Age 59.

Mr. Smith’s qualifications for service on the Company’s Board include: (i) 20 years of publishing experience at the Company; (ii) 16 years of service as senior executive at the Company; (iii) extensive international publishing experience with the Company and previous employers and; (iv) significant experience in businesses in pursuit of the Company’s strategic goals, leading the Wiley Global Corporate Citizenship initiative which links the Company’s business strategy to the social, economic, environmental and ethical concerns of our shareholders.

Jesse Wiley, a director since 2012, has been an employee at the Company since 2003. Mr. Wiley has been responsible for digital and new business initiatives and the development of electronic products within the PD division since 2010. Prior to that he worked in various editorial and marketing roles. Age 43.

Mr. Wiley’s qualifications for service on the Company’s Board include experience in many functions of the Company’s businesses, including marketing and editorial and working at the forefront of digital publishing, developing new products and business models. Mr. Wiley has been attending all Board and Committee meetings as an observer since March 2011 and has a Certificate of Director Education from the National Association of Corporate Directors.

Peter Booth Wiley, a director since 1984, has been our Chairman of the Board since September 2002. He is an author and journalist, a Member of the Board of the University of California Press and Chairman of the California State Polytechnic University San Luis Obispo’s Library and Technology Advisory Council. Age 71.

Mr. Wiley’s qualifications for service on the Company’s Board include: (i) 32 years of service as a member of the Company’s Board of Directors, including the past 12 years as Chairman of the Board; (ii) experience in co-authoring, authoring and publishing five books; and (iii) service on the board of University of California Press and the California State Polytechnic University San Luis Obispo’s Library and Technology Advisory Committee.
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The Board recommends a vote “FOR” the election of its nominees.

Proposal 2. Ratification of KPMG as Independent Accounting Firm

The Audit Committee is responsible for the appointment, compensation and oversight of the independent auditor. On June 18, 2014, the Audit Committee appointed KPMG LLP (“KPMG”) as the Company’s independent auditors for fiscal year 2015. Although the Company is not required to do so, we are submitting the selection of KPMG for ratification by the shareholders because we believe it is a matter of good corporate practice.

The Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change is in the best interests of the Company and its shareholders. Representatives of KPMG are expected to be present at the Annual Meeting with the opportunity to make a statement, if they desire to do so, and such representatives are expected to be available to respond to appropriate questions.

Unless contrary instructions are noted thereon, the proxies will be voted in favor of the following resolution, which will be submitted at the Annual Meeting:

“Resolved, that the appointment by the Audit Committee of KPMG LLP as independent public accountants for the Company for the fiscal year ending April 30, 2015 be, and it hereby is, ratified.”

In the event that the foregoing proposal is defeated, the adverse vote will be considered by the Audit Committee in its selection of auditors for the following year. However, because of the difficulty and expense of making any substitution of auditors so long after the beginning of the current fiscal year, it is contemplated that the appointment for the fiscal year ending April 30, 2015 will be permitted to stand unless the Audit Committee finds other good reason for making a change. If the proposal is adopted, the Audit Committee, in its discretion, may still direct the appointment of new independent auditors at any time during the fiscal year if it believes that such a change would be in the best interests of the Company and its shareholders.

The Board of Directors recommends that you vote “FOR” the ratification of the appointment of independent public accountants.

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Proposal 3. An Advisory Vote on Executive Compensation

We are requesting that shareholders indicate their approval of our Named Executive Officers’ compensation, as described in the compensation tables and Compensation Discussion and Analysis set forth in this Proxy Statement. This proposal, known as a “say-on-pay” proposal, allows shareholders the opportunity to express their views on these matters. The “say on pay” vote is an advisory vote, which is therefore not binding on the Company, the Compensation Committee or the Board of Directors. However, the views of our shareholders are important to the Company, and will be given careful consideration by the Company, the Compensation Committee and the Board of Directors.

Compensation for our Named Executive Officers in 2014, was consistent with the principles of our compensation philosophy and reflects our financial performance, the cumulative return to shareholders in 2014 and the overall stability and achievements of the executive team. Our compensation philosophy is designed to (i) align the Company’s goals with shareholder interests; (ii) attract and retain world-class talent; (iii) pay competitively compared with our peer group and the marketplace; and (iv) reward superior performance and limit rewards for performance below targets. Our 2014 compensation packages reflect these guiding principles.

The discussion set forth in the Compensation Discussion and Analysis on pages 32-61 of this Proxy Statement provides a complete discussion of our compensation programs and policies, including design, implementation, oversight, administration, ongoing review and risk assessment of our programs and policies. Our Compensation Committee and Board of Directors believe that our compensation programs and policies are designed and carried out to allow us to achieve our business goals and reflect the guiding principles of our compensation philosophy.

Now, therefore, be it RESOLVED, that the shareholders of John Wiley & Sons, Inc. approve, on an advisory basis, the compensation of the Named Executive Officers as disclosed in this Proxy Statement, including the Compensation Discussion and Analysis.

The Board Of Directors Recommends A Vote “For” Approval, On An Advisory Basis, Of The Compensation Of John Wiley & Sons, Inc.’s Named Executive Officers As Disclosed In This Proxy Statement.

A vote “FOR” approval will be a vote in favor of the following resolution: “Resolved, that the shareholders of John Wiley & Sons, Inc. hereby approve the compensation of the Company’s Named Executive Officers, as described in the compensation tables and Compensation Discussion and Analysis set forth in this Proxy Statement.”

Proposal 4. Approval of the 2014 Director Stock Plan

Background

The Board has been using 2009 Director Stock Plan (the “Prior Director Plan”) as a means of attracting and retaining highly qualified individuals to serve as directors of the Company and to increase the Non-Employee Directors’ (as defined below) stock ownership of the Company. On June 18, 2014, the Board, subject to the approval of the Company’s shareholders, adopted the 2014 Director Stock Plan (the “Director Plan”). As of July 22, 2014, there were fewer than 1,000 shares of Class A Common Stock (“Common Stock”) remaining for grant under the Prior Director Plan. The Director Plan is intended to replace the Prior Director Plan. If the shareholders approve the Director Plan, no further shares will be issued under the Prior Director Plan. The Director Plan is annexed hereto as Exhibit A. This summary of the Director Plan is qualified in its entirety by the text of the Director Plan.

Effective Date

Provided that it is approved by the shareholders, the Director Plan shall be effective as of September 18, 2014 (the “Effective Date”).

Administration

The Board as a whole shall administer and interpret the Director Plan in its sole discretion.

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Eligibility

Only Non-Employee Directors shall be able to participate in the Director Plan. A Non-Employee Director is a person who is serving as a director of the Company and is not an employee of the Company or any subsidiary or affiliate of the Company.

Shares of Stock

No more than 100,000 shares of Common Stock, which shall be treasury stock, shall be available under the Director Plan. All shares awarded under the Director Plan will be charged against the total available for grant.

The total number of shares of Common Stock that may be issued under the Director Plan (and any outstanding awards) shall be appropriately adjusted for any change in the outstanding shares of Common Stock through recapitalization, stock split, stock dividend, extraordinary cash dividend or other change in the corporate structure, or through merger or consolidation in which the Company is the surviving corporation. The Board in its discretion will determine such adjustments and the manner of application.

Plan Awards

Beginning with the Company’s annual meeting held in September 2014, and as soon as practicable after every annual meeting in 2015 and thereafter, each Non-Employee Director shall receive shares of Common Stock, rounded upward or downward to the nearest whole share, equal in value to $100,000. If a Non-Employee Director becomes a director between annual meetings after September 2014, the value of the shares shall be proportionately reduced to reflect the Non-Employee Director’s actual days of service during the applicable period. If a Non-Employee Director has elected to defer receipt of the shares under the Deferred Compensation Plan for Directors (or any successor plan), the grant will be in the form of deferred stock rather than shares of Common Stock. Notwithstanding the foregoing, prior to the grant date at subsequent annual meetings, the Governance Committee shall have the right to make adjustments to the amount of the grant share value, but in no event shall grants with respect to an annual meeting have a value exceeding $300,000 (excluding for this purpose the value of any dividend equivalents credited on deferred stock and the value of any grants pursuant to an election to receive shares in lieu of cash as described in the paragraph which follows). Shares granted under the Director Plan may not be sold or transferred during the time the Non-Employee Director remains a director, but may be sold or transferred in the case of death or disability of the Non-Employee Director.

In addition, each Non-Employee Director may elect to receive shares of Common Stock or deferred stock in lieu of all or a portion of the cash retainer fees otherwise payable for services to be rendered by the Non-Employee Director. Common Stock to be received by a Non-Employee Director pursuant to his or her election shall be distributed when the related cash compensation otherwise would have been paid or distributed pursuant to the terms of the Deferred Compensation Plan for Directors (or any successor plan).

Federal Income Tax Consequences

The following is a brief discussion of certain U.S. federal income tax consequences relevant to participants in the Director Plan who are subject to federal income tax and the Company. It is not intended to be a complete description of all possible tax consequences with respect to awards granted under the Director Plan and does not address state, local or foreign tax consequences. A Non-Employee Director generally will recognize ordinary income in the taxable year in which shares of Common Stock are delivered under the Director Plan, based on their fair market value at such time. The Company generally will be entitled to a corresponding tax deduction at that time.

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Amendment to the Plan

The Director Plan may be amended at any time by action of the Board and approval of the shareholders (to the extent such approval is required by law or pursuant to the listing rules of the New York Stock Exchange), or terminated at any time by action of the Board.

The Board of Directors recommends a vote “FOR” approval of the 2014 Director Stock Plan.

Proposal 5. Approval of the 2014 Executive Annual Incentive Plan

Background

The Board is proposing for shareholder approval the 2014 Executive Annual Incentive Plan (the “EAIP”). If approved by the shareholders, the effective date of the EAIP will be July 30, 2014, and no awards shall be granted under the EAIP after the Annual Shareholders Meeting in September 2019. The EAIP is annexed hereto as Exhibit B. A summary of the EAIP appears below. This summary of the EAIP is qualified in its entirety by the text of the EAIP.

On July 30, 2014, the Company’s Executive Compensation and Development Committee (the “Committee”) adopted, and the Board ratified, subject to shareholder approval, the EAIP. The EAIP is being submitted for shareholder approval in order to allow the grant of cash bonuses that can qualify for the “performance-based compensation” exception under Section 162(m) of the Internal Revenue Code (the “Code”). Generally, Section 162(m) of the Code denies a deduction to publicly held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year. An exception applies to certain performance-based compensation, provided that such compensation has been approved by shareholders in a separate vote and certain other requirements are met. If approved by the shareholders, the Company believes that awards granted under the EAIP could qualify for the performance-based compensation exception to Section 162(m) of the Code.

Thus, the Company is seeking approval of the material terms of the EAIP and its performance goals. For purposes of Section 162(m) of the Code, the material terms of the performance goals include (i) the employees eligible to receive compensation under the EAIP, (ii) a description of the business criteria on which the performance goal is based and (iii) the maximum amount of compensation that can be paid to an employee under the performance goal. Although the Company believes that shareholder approval will allow the grant of “performance-based compensation” under the EAIP, the rules and regulations promulgated under Section 162(m) of the Code are complicated and subject to change from time to time, sometimes with retroactive effect. In addition, a number of requirements must be met in order for particular compensation to so qualify. As such, there can be no assurance that any compensation awarded or paid under the EAIP will be deductible under all circumstances.

Purpose

The EAIP is designed to instill and sustain a culture of excellence, to emphasize performance at the corporate and business unit levels, to reward significant contributions to the success of the Company, and to attract and retain highly qualified executives.

Administration

The EAIP will be administered by the Committee or a sub-committee thereof (collectively, the “Committee”), comprised solely of no fewer than two members, all of whom shall be “outside directors” within the meaning of Treasury Regulation Section 1.162-27(e)(3) under Section 162(m) of the Code.

Eligibility

Eligibility is generally limited to the Company’s executive officers. Approximately 9 persons are expected to be eligible to participate in the EAIP.

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Cash Target Awards

Each participant will be granted a target cash award, generally no later than 90 days after the commencement of the fiscal year of the Company. The award will be paid only if and to the extent the performance targets for the particular award are achieved. No individual participant may receive a cash target award or a payout under the EAIP that is more than $6 million with respect to any fiscal year.

Performance Goals

For each fiscal year of the Company, the performance targets for each cash target award shall be determined by the Committee in writing. The performance targets shall state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the applicable participant if such performance targets are attained.

The annual performance targets for each cash target award shall be based on achievement of hurdle rates and/or growth in one or more business criteria that apply to the individual participant, including one or more business units, subsidiaries or the Company as a whole. The business criteria shall be as follows, individually or in combination: (A) net income; (B) earnings per share; (C) revenue; (D) net revenue growth; (E) market share; (F) operating income; (G) expenses; (H) working capital; (I) operating margin; (J) return on equity; (K) return on assets; (L) market price per share; (M) total return to stockholders; (N) cash flow; (0) free cash flow; (P) return on investment; (Q) earnings before interest, taxes, depreciation and amortization; (R) earnings before interest, taxes and amortization; (S) contribution to profit; (T) economic value added; and (U) objectively quantifiable customer or constituency satisfaction. In addition, the performance targets may include comparisons to performance of other companies or indices, using one or more of the foregoing business criteria. The Committee may provide in any cash target award that any evaluation of performance exclude the impact of any or all of the following: (1) asset write-downs; (2) litigation or claim judgments or settlements; (3) the effect of changes in tax law, accounting principles or methodology, or other laws or provisions affecting reported results; (4) accruals for reorganization and restructuring programs; (5) any non-recurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (6) acquisitions or divestitures; (7) any non-required contributions to the Company pension plan; (8) foreign exchange gains and losses; and (9) cash capital expenditures for facilities acquisition or construction.

No amounts will be paid under the EAIP until the Committee has certified achievement of the performance targets. The Committee retains the right to decrease, but not increase, the amount payable in connection with the achievement of a performance target.

Effective Date

Provided that it is approved by the shareholders, the EAIP shall be effective as of July 30, 2014, the date on which it was adopted by the Committee and ratified by the Board (the “Effective Date”). Any cash target awards granted under the EAIP shall be effective as of the date of the grant. No award may be paid out prior to shareholder approval, however, and if the shareholders fail to approve the EAIP, any awards granted shall be cancelled.

Withholding Taxes

The Company shall have the right to deduct from all payouts of awards any federal, state, local or foreign taxes required by law to be withheld.

Clawback Policy

All awards under the EAIP are subject to the Company’s clawback policy.

Amendments to the Plan

The EAIP is subject to amendment or termination at any time, but no such action may adversely affect any rights or obligations with respect to any awards previously made under the

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EAIP. No amendment of the EAIP shall be effective that would (a) increase the maximum amount which can be paid to any participant under the EAIP; (b) change the types of business criteria on which performance targets are to be based under the EAIP; or (c) modify the requirements as to eligibility for participation in the EAIP unless and until such change is approved by the shareholders of the Company.

Termination

No cash target awards shall be granted under the EAIP after the Annual Meeting of Shareholders in September 2019.

The Board of Directors recommends a vote “FOR” approval of the EAIP.

Proposal 6. Approval of the 2014 Key Employee Stock Plan

Background

The Company currently maintains the 2009 Key Employee Stock Plan (the “2009 Plan”) for the purpose of attracting and retaining selected employees who are expected to contribute to the Company’s success and to achieve long-term objectives that will benefit shareholders. The 2009 Plan has served as an important part of the Company’s overall compensation program. However, the 2009 Plan expires on September 18, 2014, after which awards may no longer be made. On July 30, 2014, the Company’s Executive Compensation and Development Committee (the “ECDC”) adopted, and the Board ratified, subject to the approval of the Company’s shareholders, the 2014 Key Employee Stock Plan (the “2014 Plan”). The 2014 Plan is intended to replace the 2009 Plan. If shareholders do not approve the 2014 Plan, then it will not be effective and no grants will be made under it. In such event, the 2009 Plan will remain in effect until September 18, 2014 with respect to its remaining shares available for grant.

The 2014 Plan is annexed hereto as Exhibit C. This summary of the 2014 Plan is qualified in its entirety by the text of the 2014 Plan.

Shares Available

A total of 6,500,000 shares of Class A Common Stock (the “Common Stock”) may be subject to awards granted under the 2014 Plan, less one (1) share for every one (1) share that was subject to an option or stock appreciation right granted after April 30, 2014 under the 2009 Plan and 1.76 Shares for every one (1) share that was subject to an award other than an option or stock appreciation right granted after April 30, 2014 under the 2009 Plan. Any shares of Common Stock that are subject to options or stock appreciation rights shall be counted against this limit as one (1) share for every one (1) share granted, and any shares of Common Stock that are subject to awards other than options or stock appreciation rights shall be counted against this limit as 1.76 shares for every one (1) share granted.

If (i) any shares subject to an award under the 2014 Plan are forfeited or an award expires or is settled for cash (in whole or in part), or (ii) after April 30, 2014 any shares subject to an award under the 2009 Plan or the 2004 Key Employee Stock Plan (collectively, “prior plans”) are forfeited or an award under any prior plan expires or is settled for cash (in whole or in part), then in each such case the shares subject to such award or award under any prior plan shall, to the extent of such forfeiture, expiration or cash settlement, be added to the shares available for awards under the 2014 Plan. In the event that withholding tax liabilities arising from an award other than an option or stock appreciation right under the 2014 Plan or, after April 30, 2014, an award other than an option or stock appreciation right under any prior plan are satisfied by the tendering of shares (either actually or by attestation) or by the withholding of shares by the Company, the shares so tendered or withheld shall be added to the shares available for awards under the 2014 Plan. The addback of shares contemplated by this paragraph shall be (i) on a one-for-one basis if the shares were subject to options or stock appreciation rights, and (ii) on a 1.76-for-one basis if the shares were subject to awards other than options or stock appreciation rights.

Shares subject to an award under the 2014 Plan (or after April 30, 2014, subject to an award under the prior plans) will not again be available for issuance under the 2014 Plan if the shares

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are (i) shares tendered or withheld in payment of the exercise price of an option, (ii) shares delivered to or withheld by the Company to satisfy any tax withholding liabilities arising from an option or stock appreciation right, or (iii) shares covered by a stock-settled stock appreciation right that were not issued upon the settlement of the stock appreciation right. In addition, shares repurchased in the open market with the proceeds from the exercise of an option under the 2014 Plan or an option under the prior plans will not be added to the shares available for issuance under the 2014 Plan. Also, shares underlying awards issued by the Company in assumption of or substitution for awards issued by a company acquired by the Company (“Substitute Awards”) will not reduce the number of shares available for issuance under the 2014 Plan.

The available shares of Common Stock and outstanding awards are subject to adjustment in the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution, stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the shares.

Forms of Awards

Awards under the 2014 Plan may include one or more of the following types: (i) stock options (both nonqualified and incentive stock options), (ii) stock appreciation rights (or SARs), (iii) restricted stock, (iv) restricted stock units (or RSUs), (v) performance awards (including cash) and (vi) other share-based awards.

Award Limits

Subject to adjustment as described above, no participant may be granted (i) options or stock appreciation rights during any calendar year period with respect to more than 600,000 shares of Common Stock, and (ii) restricted stock awards, RSUs, performance awards and/or other share-based awards during any calendar year that are intended to comply with the performance-based exception under Section 162(m) of the Internal Revenue Code (the “Code”) and are denominated in shares of Common Stock with respect to more than 600,000 shares. During any calendar year, no participant may be granted performance awards that are intended to comply with the performance-based exception under Section 162(m) of the Code and are denominated in cash under which more than $6,000,000 may be earned for each twelve (12) months in the performance period.

Eligibility

Employees and prospective employees of the Company, its subsidiaries and affiliates are eligible for awards under the 2014 Plan. The ECDC may also grant substitute awards in connection with acquisitions and business combinations. We estimate that approximately 550 employees will be eligible to participate in the 2014 Plan.

Administration

The ECDC will oversee the administration of the 2014 Plan with the authority to interpret the 2014 Plan and make all determinations necessary or desirable for the administration of the 2014 Plan. The ECDC will have discretion to select participants and determine the form, amount and timing of each award to such persons, the exercise price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of an award.

Key Terms of Awards

Options. Options are rights to purchase shares of our Common Stock at a price and during a period determined by the ECDC. The exercise price of an option will not be less than the fair market value of our Common Stock on the date of the option grant. Options generally expire no later than 10 years after the date of grant except in the event of death (other than with respect to an incentive stock option granted to a participant who holds more than 10% of the voting power). A maximum of 6,500,000 shares may be granted in the form of incentive stock options under the 2014 Plan.

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Stock Appreciation Rights (SARs). An SAR entitles the participant to receive, upon exercise, an amount equal to the excess of (i) the fair market value of one share of our Common Stock on the date of exercise (or such amount less than such fair market value as the compensation committee will determine at any time during a specified period before the date of exercise) over (ii) the grant price of the SAR on the date of grant. The ECDC may award SARs in tandem with options, in tandem with any award (other than an option) or without regard to any option or other award. The ECDC will determine whether settlement of an SAR will be made in cash, in whole shares or other property.

Restricted Stock/Restricted Stock Units (RSUs). Restricted stock is any share issued with the restriction that the participant may not, for a specified time or times, sell, transfer, pledge or assign such share and with such other restrictions as the ECDC, in its sole discretion, may impose. An RSU is an award that is valued by reference to a share, which value may be paid to the participant by delivery of shares, cash or other property as determined by the ECDC. Restrictions on restricted stock and RSUs may lapse separately or in combination at such times, in installments or otherwise, as the ECDC deems appropriate.

Performance Awards. Performance awards are the award of cash, shares or units (valued by reference to shares or other property) that will be earned by the participant upon the achievement of performance goals established by the ECDC. The ECDC will determine the performance criteria to be achieved during any performance period and the length of the performance period. Performance awards may be settled in cash, shares or other property as will be determined by the ECDC.

Other Share-Based Awards. The 2014 Plan also authorizes the grant of awards that are valued in whole or in part by reference to, or are otherwise based on, shares or other property. Other share-based awards will also be available as a form of payment of other awards granted under the 2014 Plan and other earned cash-based compensation.

No Repricing

The 2014 Plan prohibits option and SAR repricings (except for permitted anti-dilution adjustments) unless shareholder approval is obtained. For purposes of the 2014 Plan, a “repricing” means: (a) lowering the exercise price of an option or SAR after it is granted, (b) cancelling an option or SAR when the exercise price exceeds the fair market value in exchange for cash, an option or SAR with a lower exercise price or another award (other than in connection with a change in control as defined in the 2014 Plan), or (c) taking any other action with respect to an option or SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Common Stock is listed.

Dividend Equivalents

The ECDC may determine in its sole discretion to grant cash, stock or other property dividends with respect to the number of shares underlying an outstanding award under the 2014 Plan, other than an option or stock appreciation right. Any such amounts and dividend equivalents will be subject to the same vesting or performance conditions as the underlying award.

Section 162(m) of the Code

If the ECDC determines that a restricted stock award, an RSU award, a performance award or another share-based award is intended to satisfy the qualified performance-based compensation exception under Section 162(m) of the Code, such award will be structured, in accordance with the provisions of the 2014 Plan, to provide that the lapsing of restrictions on an award and the distribution of cash, shares or other property, as applicable, will be subject to the achievement of one or more objective performance goals established by the ECDC, which will be based on the attainment of specified levels of one or any combination of the following performance goals (which performance goals may or may not be measured in accordance with generally accepted accounting principles):

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(a) net income; (b) earnings per share; (c) revenue; (d) net revenue growth; (e) market share; (f) operating income; (g) expenses; (h) working capital; (i) operating margin; (j) return on equity; (k) return on assets; (l) market price per share; (m) total return to shareholders; (n) cash flow; (o) free cash flow; (p) return on investment; (q) earnings before interest, taxes, depreciation and amortization; (r) earnings before interest, taxes and amortization; (s) contribution to profit; (t) economic value added; and (u) objectively quantifiable customer or constituency satisfaction.

The performance goals may be based solely by reference to the Company’s or a subsidiary’s performance, or the performance of a division, business segment or business unit of ours. The performance goals may also be based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. With respect to any restricted stock award, RSU award, performance award or other share-based award that is intended to meet the requirements of the qualified performance-based compensation exception under Section 162(m) of the Code, the ECDC may provide that any evaluation of performance exclude the impact of any or all of the following: (1) asset write-downs; (2) litigation or claim judgments or settlements; (3) the effect of changes in tax law, accounting principles or methodology, or other laws or provisions affecting reported results; (4) accruals for reorganization and restructuring programs; (5) any non-recurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders or other filings for the applicable year; (6) acquisitions or divestitures; (7) any non-required contributions to the Company pension plan; (8) foreign exchange gains and losses; and (9) cash capital expenditures for facilities acquisition or construction.

The performance goals will be set by the ECDC in accordance with the requirements of Section 162(m) of the Code. With respect to a restricted stock award, an RSU award, a performance award or other share-based award that is intended to be subject to the Section 162(m) provisions of the 2014 Plan, the ECDC may adjust downwards, but not upwards, the amount otherwise payable pursuant to such award. The ECDC can impose such other restrictions on awards as it may deem necessary or appropriate to ensure that such awards satisfy all requirements of the qualified performance-based compensation exception under Section 162(m) of the Code. The payment (or, as applicable) vesting of awards intended to constitute performance-based compensation is subject to the ECDC certifying the achievement of the applicable goals.

Termination of Employment

The ECDC generally will determine and set forth in each award agreement whether any awards granted pursuant to such award agreement will continue to be exercisable, continue to vest or be earned and the terms of such exercise, vesting or earning, on and after the date that a participant ceases to be employed by or to provide services to us, whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise. If a participant’s termination of employment is due to his or her retirement (as defined in the 2014 Plan), unless otherwise determined by the Committee, any outstanding options shall remain outstanding until the earlier of the 10-year maximum term of the option or three years after such retirement.

Change in Control

Awards under the 2014 Plan generally are subject to “double-trigger” vesting in connection with a change in control (as defined in the 2014 Plan). Except in the circumstances specified below or as otherwise provided in an award agreement, awards that are assumed or substituted for do not automatically vest in connection with a change in control.

Unless otherwise specifically provided in an award agreement, the ECDC shall have the right to provide that in the event of a change in control: (i) options and SARs outstanding as of the date of the change in control shall be cancelled and terminated without payment if the fair market value of one share of Common Stock as of the date of the change in control is less than the per share option exercise price or SAR grant price, and (ii) all performance awards shall be (x) considered to be earned and payable based on achievement of performance goals or based on

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target performance (either in full or pro rata based on the portion of performance period completed as of the date of the change in control), and any limitations or other restrictions shall lapse and such performance awards shall be immediately settled or distributed or (y) converted into restricted stock or RSUs based on achievement of performance goals or based on target performance (either in full or pro rata based on the portion of performance period completed as of the date of the change in control) and be subject to the provisions described in the next-following paragraph.

Unless otherwise provided in an award agreement, in the event of a change in control in connection with which the successor company assumes or substitutes for an equivalent award, if a participant’s employment with such successor company or a subsidiary thereof terminates within 24 months following such change in control (or such other period set forth in the award agreement, including prior thereto if applicable) under the circumstances specified in the award agreement (e.g., a termination without “cause”), the assumed awards generally will become vested and, as applicable, payable (and, for options and SARs, shall be exercisable for 24 months following such termination). In addition, unless otherwise provided in an award agreement, in the event of a change in control, if (i) the successor company does not assume or substitute for an outstanding award, or (ii) common stock of the successor company is not publicly traded, then the awards shall fully vest and become payable upon such change in control (at target performance for performance-based awards).

Transferability of Awards

With respect to any award or any shares as to which any applicable restriction, performance or deferral period has not lapsed, such award or shares, as applicable, generally may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution. Awards may be exercised during the life of the participant only by the participant or the participant’s guardian or legal representative. To the extent permitted by the ECDC, other than with respect to incentive stock options, a participant may assign or transfer an award (without consideration) to a permitted assignee provided that such permitted assignee will be bound by and subject to all of the terms and conditions of the 2014 Plan and the applicable award agreement. A permitted assignee includes (i) the participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) to a trust for the benefit of one or more of the participant or the persons referred to in clause (i), or (iii) to a partnership, limited liability company or corporation in which the participant or the persons referred to in clause (i) are the only partners, members or shareholders.

Awards are Subject to Clawback

All awards under the 2014 Plan are subject to the Company’s clawback policy as in effect from time to time. Without limiting the generality of the foregoing, in the event that the Company is required to file a restatement of its financial results due to fraud, gross negligence or intentional misconduct by one or more employees, and/or material non-compliance with securities laws, the Company may require reimbursement of any award in the amount by which the payment under the award exceeded any lower payment that would have been made based on the restated financial results, for the fiscal year in which the restatement was required, to the full extent required or permitted by law. If a participant is directly responsible for or involved in fraud, gross negligence or intentional misconduct that causes the Company to file a restatement of its financial results, the Company may require reimbursement of all annual incentive compensation awarded to such participant, for the fiscal year in which the restatement was required, to the full extent required or permitted by law.

Amendment and Termination of the 2014 Plan

The Board of Directors may, from time to time, alter, amend, suspend or terminate the 2014 Plan as it may deem advisable, subject to any requirement for shareholder approval imposed by applicable law, including the rules and regulations of the principal securities market on which the Company’s shares are traded; provided that the Board of Directors may not, without the approval of the Company’s shareholders, amend the 2014 Plan to (a) increase the number of

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shares that may be the subject of awards under the 2014 Plan (except for permitted anti-dilution adjustments under the 2014 Plan), (b) expand the types of awards available under the 2014 Plan, (c) materially expand the class of persons eligible to participate in the 2014 Plan, (d) “reprice” an option or an SAR (except for permitted anti-dilution adjustments or in connection with a change in control), (e) increase the maximum permissible term of any Option specified or an SAR specified under the 2014 Plan (except for permitted anti-dilution adjustments under the 2014 Plan), or (f) change the performance goals for purposes of Section 162(m) of the Code or increase the maximum award limits imposed under the 2014 Plan. In addition, no amendments to, or termination of, the 2014 Plan shall materially impair the rights of a participant under any award previously granted without such participant’s consent.

Duration of 2014 Plan

Awards may be granted under the 2014 Plan at any time and from time to time on or prior to the tenth anniversary of shareholder approval of the 2014 Plan, on which date the 2014 Plan will expire except as to awards then outstanding; however, in no event may an incentive stock option be granted more than ten (10) years after the date of the adoption of the Plan by the Board of Directors. Outstanding awards shall remain in effect until they have been exercised or terminated, or have expired.

U.S. Federal Income Tax Consequences of Awards

The following is a brief overview of the material U.S. income tax consequences applicable to awards granted under the 2014 Plan. It does not address state, local, foreign or other taxes or U.S. taxes other than income taxes.

There will be no U.S. federal income tax consequences to the participant or us upon the grant of an option under the 2014 Plan. Upon exercise of an option that is not an incentive stock option, a participant generally will recognize ordinary income in an amount equal to (i) the fair market value, on the date of exercise, of the acquired shares, less (ii) the exercise price of the option. We will generally be entitled to a tax deduction in the same amount.

Upon the exercise of an incentive stock option, a participant recognizes no immediate taxable income. Income recognition is deferred until the participant sells the Shares. If the option is exercised no later than three months after the termination of the participant’s employment, and the participant does not dispose of the shares acquired pursuant to the exercise of the option within two years from the date the option was granted and within one year after the exercise of the option, the gain on the sale will be treated as long-term capital gain. We are not entitled to any tax deduction with respect to the grant or exercise of incentive stock options, except that if the shares are not held for the full term of the holding period outlined above, the gain on the sale of such shares, being the lesser of: (i) the fair market value of the shares on the date of exercise minus the option price or (ii) the amount realized on disposition minus the exercise price, will be taxed to the participant as ordinary income and, we will generally be entitled to a deduction in the same amount. The excess of the fair market value of the shares acquired upon exercise of an incentive stock option over the exercise price therefor constitutes a tax preference item for purposes of computing the “alternative minimum tax” under the Code.

There will be no U.S. federal income tax consequences to either the participant or us upon the grant of an SAR. However, the participant generally will recognize ordinary income upon the exercise of an SAR in an amount equal to the aggregate amount of cash and the fair market value of the Shares received upon exercise. We will generally be entitled to a deduction equal to the amount includible in the participant’s income.

There generally will be no U.S. federal income tax consequences to either the participant or us upon the grant of restricted stock until expiration of the restricted period and the satisfaction of any other conditions applicable to the restricted stock. At that time, the participant generally will recognize taxable income equal to the then fair market value for the shares. We will generally be entitled to a corresponding tax deduction.

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There generally will be no U.S. federal income tax consequences to the participant or us upon the grant of performance awards or RSUs. Participants generally will recognize taxable income at the time when such awards are paid or settled in an amount equal to the aggregate amount of cash and the fair market value of shares acquired. We will generally be entitled to a tax deduction equal to the amount includible in the participant’s income.

As described above, the 2014 Plan allows grants of awards intended to qualify as performance-based compensation under Section 162(m) of the Code. However, the ECDC may, from time to time, award compensation that is not deductible under Section 162(m) of the Code, in which case certain amounts that otherwise would be tax-deducible will not be deductible by the Company.

Share Usage and Potential Dilution

The Company believes that the available shares under the 2014 Plan will provide sufficient shares for awards for at least five years following shareholder approval. This estimate is based on our past share usage under our long-term incentive program.

The table below shows our historic share usage for employee equity awards over the past three years. In addition, as commonly calculated, the total potential dilution or “overhang” assuming shareholder approval of the 2014 Plan would be 14.2% on a fully diluted basis.

		Fiscal 2012	Fiscal 2013	Fiscal 2014	Average
(a)	Performance/ Restricted Shares	272,000	296,000	348,000
(b)	Stock Options	411,000	394,000	322,000
(c)	Total Shares Granted	683,000	690,000	670,000
(d)	Weighted-Average Common Shares Outstanding (Basic)	60,184,000	59,447,000	58,635,000
(e)	Share Usage (c)/(d)	1.13%	1.16%	1.14%	1.14%

New Plan Benefits

The amounts that will be received by participants in the future under the 2014 Plan are not yet determinable, as awards are at the discretion of the ECDC. The numbers of shares subject to awards which were awarded in fiscal 2014 under the 2009 Plan to each of the named executive officers specified in the Summary Compensation Table are set forth in the table entitled “Grants of Plan-Based Awards Table,” which follows the Summary Compensation Table.

The Board of Directors recommends a vote “FOR” approval of the 2014 Key Employee Stock Plan.
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GOVERNANCE OF THE COMPANY AND BOARD STRUCTURE

The Company’s Board of Directors is elected annually by the shareholders to provide oversight so that the long-term interests of the shareholders are served. The Company’s business is conducted by its employees under the direction of the CEO and with the oversight of the Board.

Board of Directors and Corporate Governance

Director Independence

The Board is currently composed of eleven members. Jesse Wiley is the son of Peter Booth Wiley. The Board has affirmatively determined that all of our directors, except, Stephen M. Smith, Jesse Wiley and Peter Booth Wiley, meet the independence guidelines the Board sets forth in its Corporate Governance Principles which are published on our web site at www.wiley.com.

Board Leadership Structure

The Board of Directors is currently led by Peter Booth Wiley, our non-executive Chairman. Stephen M. Smith, our President and Chief Executive Officer serves as a member of the Board of Directors.

Meetings of the Board of Directors are called to order and led by the Chairman. Non-management directors generally meet in executive session without management after each Board meeting. All members of the Board are elected annually.

The Board of Directors believes separating the roles of Chairman and Chief Executive Officer allows our Chief Executive Officer to focus on developing and implementing the Company’s strategic business plans and managing the Company’s day-to-day business operations and allows our Chairman to lead the Board of Directors in its oversight and advisory roles. Because of the many responsibilities of the Board of Directors and the significant amount of time and effort required by each of the Chairman and Chief Executive Officer to perform their respective duties, the Company believes that having separate persons in these roles enhances the ability of each to discharge those duties effectively and, as a corollary, enhances the Company’s prospects for success. The Board of Directors also believes that having separate positions provides a clear delineation of responsibilities for each position and fosters greater accountability.

For the foregoing reasons, the Board of Directors has determined that its leadership structure is appropriate and in the best interests of the Company’s shareholders.

Other Governance Practices

Non-Management Executive Sessions: The Board has regularly scheduled non-management executive sessions of non-management directors only following each Board meeting.

Orientation and Continuing Education: The Company’s new directors are required to attend orientation sessions. The Company also conducts ongoing training or continuing director education for its Board members and is supportive of, and reimburses its directors for attending director education programs.

Annual Meeting: The Company does not have a policy that requires the attendance of all directors at the Annual Meetings, but it has been a long-standing practice for directors to attend. In September 2013, all directors standing for election attended the 2013 Annual Meeting.

Annual Evaluation: The board annually conducts a self-evaluation to determine whether the board as a whole and its individual members, including the Chairman are performing effectively.
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Committees of the Board of Directors and Certain Other Information Concerning the Board

Committee Structure

The Board has established four standing committees: the Audit Committee, the Executive Compensation & Development Committee, the Governance Committee, and the Executive Committee. Each Committee conducts an annual self-evaluation of performance and reviews compliance with the current charter of the committee. Copies of the committee charters can be found on our website at www.wiley.com.

The following table indicates current membership and total meetings of the Board and its standing committees:

Name	Board	Audit	Compensation	Executive	Governance
Mari Jean Baker	X	X	X
Linda P.B. Katehi	X				X
Matthew S. Kissner	X				X*
Raymond W. McDaniel, Jr.	X	X*
Eduardo Menascé	X		X*	X*
William J. Pesce	X			X	X
William B. Plummer	X	X		X
Kalpana Raina	X		X
Stephen M. Smith	X			X	X
Jesse Wiley	X				X
Peter Booth Wiley	X*
FY2014 Meetings	9	6	5	1	4

* Committee Chairman

During Fiscal 2014, all of the Directors attended at least 75% of the meetings of the Board of Directors and the respective committees of the Board of Directors of which they were a member.

Executive Committee. The Executive Committee exercises the powers of the Board as appropriate in any case where immediate action is required and the matter is such that an emergency meeting of the full Board is not deemed necessary or possible.

Audit Committee. The Audit Committee assists the Board in fulfilling its fiduciary responsibilities relating to the Company’s financial statements filed with the Securities and Exchange Commission, accounting policies, and the adequacy of disclosures, internal controls and reporting practices of the Company and its subsidiaries; reviews Company policies with respect to risk management and risk assessment; evaluates, retains, compensates and, if appropriate, terminates the services of the independent public accounting firm which is to be engaged to audit the Company’s financial statements, including reviewing and discussing with such firm their independence and whether providing any permitted non-audit services is compatible with their independence; maintains financial oversight of the Company’s employees’ retirement and other benefit plans and makes recommendations to the Board with respect to such matters; and reviews and approves related party transactions. The Committee holds discussions with management prior to the release of quarterly earnings, and also reviews quarterly results prior to filings.

The Board has determined that all members of the Committee are Audit Committee “financial experts,” as defined under the rules of the Securities and Exchange Commission. All members of the Committee are independent under the rules of the New York Stock Exchange currently applicable to the Company.

Executive Compensation and Development Committee. The Executive Compensation and Development Committee evaluates the performance of the CEO and reports its decisions to the Board; reviews and approves the principles and policies for compensation and benefit programs
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company-wide, and monitors the implementation and administration of such programs; oversees compliance with governmental regulations and accounting standards with respect to employee compensation and benefit programs; monitors executive development practices in order to insure succession alternatives for the organization; and grants options and makes awards under the 2009 Key Employee Stock Plan. All members of the Committee are outside directors as defined by Treasury Regulation Section 1.162-27(e)(3) under Section 162 (M) of the Internal Revenue Code.

Governance Committee. The Governance Committee assists the Board in the selection of Board members by identifying appropriate general qualifications and criteria for directors as well as qualified candidates for election to the Board; assists the Chairman of the Board in proposing committee assignments; assists the Board in evaluating, maintaining and improving its own effectiveness; evaluates the Chairman of the Board’s performance; evaluates director compensation and benefits; and makes recommendations to the Board regarding corporate governance policies.

Shareholders who wish to recommend a director candidate to the Governance Committee should follow the procedures set forth under “Deadline for Submission of Shareholder Proposals” on page 64 of this proxy statement. The recommendation should include the candidate’s name, biographical data, and a description of his or her qualifications.

Board and Committee Oversight of Risk

Management of risk is the direct responsibility of the Company’s President & CEO and the senior leadership team. The Board has oversight responsibility, focusing on the adequacy of the Company’s risk management and risk mitigation processes.

The Company’s Board of Directors administers its risk oversight function directly and through its Audit Committee and Executive Compensation & Development Committee. The Board receives regular reports from these committees, which include reports on those areas over which they have risk oversight responsibility, as appropriate.

Audit Committee: The Audit Committee has oversight responsibility for Enterprise Risk Management (ERM), and specifically, oversight of major financial risk exposures, including litigation and compliance risk and the steps management has taken to monitor and mitigate such exposures. The Committee also receives regular updates from management, including the General Counsel, on litigation risk.

Executive Compensation & Development Committee: The Executive Compensation & Development Committee has oversight responsibility for the management of risk relating to the Company’s annual and long-term compensation program. The Committee ensures that the Company’s annual and long-term incentive plans do not incentivize or encourage excessive or unnecessary risk-taking.

How Do We Address Risk in Our Compensation Program?

The Company’s compensation program is designed to attract, retain, motivate and reward talented executives and colleagues whose efforts will enable the Company to produce superior results and maximize return to shareholders. Our pay-for-performance philosophy focuses colleagues’ efforts on delivering short-term and long-term financial success for our shareholders without encouraging excessive risk taking. The Executive Compensation & Development Committee, which consists entirely of independent Board members, oversees the executive compensation program for the named executive officers, as well as other senior officers of the Company.

The following is a description of both Committee and management processes related to the compensation risk assessment process, as well as a description of the Company’s compensation risk mitigation techniques.
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The Executive Compensation & Development Committee reviews and approves the annual and long-term plan performance measures and goals annually. This includes setting appropriate threshold and outstanding performance levels for each performance metric. As a part of this process, the Committee focuses on what behavior it is attempting to incentivize and the potential associated risks. The Committee periodically receives financial information from the Chief Financial Officer, and information on accounting matters that may have an impact on the performance goals, including any material changes in accounting methodology and information about extraordinary/special items excluded in the evaluation of performance, as permitted by the 2009 Executive Annual Incentive Plan and the 2009 Key Employee Stock Plan (i.e. the shareholder plans), so that the Committee members may understand how the exercise of management judgment in accounting and financial decisions affects plan pay-outs. Members of the Executive Compensation & Development Committee approve the final incentive compensation awards after reviewing executive, corporate and business performance, and may utilize negative discretion if they believe the level of compensation is not commensurate with performance.

The following compensation policies and practices serve to reduce the likelihood of excessive risk taking:

●	An appropriate compensation mix that is designed to balance the emphasis on short-term and long-term performance.

●	The majority of incentive compensation for top level executives is associated with the long term performance of the Company. This discourages short-term risk taking.

●	The mix of stock options, restricted performance share units and restricted share units used in our executive long-term plans ensure a correlation between executive and shareholder rewards.

●	Conservative vesting provisions (5 year) for all equity awards granted under our long-term incentive plans.

●	Financial performance measures used for incentive plans covering colleagues at all levels of the Company include a mix of financial metrics that are in line with operating and strategic plans.

●	A significant portion of annual and long-term incentive payments are based on Company and business profitability, ensuring a correlation between pay and performance.

●	Financial targets are appropriately set, and if not achieved, result in a large percentage loss of compensation.

●	Executive and broad-based incentive plans cap the maximum award payable to any individual. Annual and long-term incentive plans have a maximum payout of 1.5 times the target amount.

●	Recoupment or “clawback” provisions for top executives and key finance executives in the event that an executive’s conduct leads to a restatement of the Company’s financial results.

●	Stock ownership guidelines and stock retention requirements for our named executive officers, other senior officers and directors discourage excessive risk taking.

We are confident that our compensation program rewards for performance, is aligned with the interests of our shareholders and does not involve risks that are reasonably likely to have a material adverse effect on the company. A more detailed discussion of the Company’s executive compensation program can be found in the Compensation Discussion and Analysis beginning on page 32.

Transactions with Related Persons

We are required to disclose material transactions with the Company in which “related persons” have a direct or indirect material interest. Related persons include any Director, nominee for Director, executive officer of the Company, and any immediate family members of such persons. The term “transaction” is broadly defined under Securities and Exchange Commission rules to include any financial transaction, arrangement or relationship, including any indebtedness transaction or guarantee of indebtedness.
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Based on information available to us and provided to us by our Directors and executive officers, we do not believe that there were any such material transactions in effect since May 1, 2013, or that any such material transactions are proposed to be entered into during fiscal 2015.

The Company’s Board of Directors has adopted a written policy that requires the Audit Committee to review and approve any related party transactions. Management is expected to provide the Audit Committee with specific information with respect to any such transaction expected to be entered into or continued during the current fiscal year. After reviewing this information, the Audit Committee will approve such transactions only if the following two conditions are met: (1) the transaction must be in the best interests of the Company and its shareholders; and (2) the transaction must be entered into by the Company on terms that are comparable to those that would be obtained in an arm’s length transaction with an unrelated third party.

Corporate Governance Principles

To promote the best corporate governance practices, the Company adheres to the Corporate Governance Principles set forth below, many of which have been in effect for more than a decade. The Board of Directors and management believe that these Principles, which are consistent with the requirements of the Securities and Exchange Commission and the New York Stock Exchange, are in the best interests of the Company, its shareholders and other shareholders, including employees, authors, customers and suppliers. The Board is responsible for ensuring that the Company has a management team capable of representing these interests and of achieving superior business performance.

Pursuant to the New York Stock Exchange’s Corporate Governance regulations, the Company is considered a “controlled company,” defined as a company where more than 50 percent of the voting power is held by an individual, a group, or another company. As such, the Company would be exempt from certain corporate governance standards. However, the Board believes it is in the best interest of the Company and its shareholders to abide by all of the regulations, except for the requirement that the Governance Committee be comprised of independent directors only. The Board has chosen to take an exemption to this requirement because it believes that a Wiley family member’s participation on this Committee will result in a collaborative process to promote the highest standards in the recruitment of new directors and in governance generally.

I. Primary Duties

The Board, which is elected annually by the shareholders, exercises oversight and has final authority and responsibility with respect to the Company’s affairs, except with respect to those matters reserved to shareholders. All major decisions are considered by the Board as a whole.

The Board elects the Chief Executive Officer (“CEO”) and other corporate officers, acts as an advisor to and resource for management, and monitors management’s performance.

The Board plans for the succession of the CEO. The Executive Compensation and Development Committee annually evaluates the CEO’s performance, approves the CEO’s compensation, and informs the Board of its decisions. The Board also oversees the succession process for certain other management positions, and the CEO reviews with the Board annually his assessment of key management incumbents and their professional growth and development plans. The Board also:

a)	reviews the Company’s business and strategic plans and actual operating performance;

b)	reviews and approves the Company’s financial objectives, investment plans and programs; and

c)	provides oversight of internal and external audit processes and financial reporting.
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II. Director Independence

The Board has long held that it is in the best interests of the Company for the Board to consist of a substantial majority of independent Directors. The Board annually determines that a Director is independent if he or she has no material relationship, either directly or indirectly, with the Company, defined as follows:

a)	The Director is not and has not been employed in an executive capacity by the Company or its subsidiaries within the three years immediately prior to the annual meeting at which the nominees of the Board will be voted upon.

b)	The Director is not a significant advisor or consultant to the Company (including its subsidiaries); does not have direct, sole responsibility for business between the Company and a material supplier or customer; and does not have a significant personal services contract with the Company.

c)	The Director is not an executive officer, an employee, and does not have an immediate family member who is an executive officer or employee, of an organization that makes payments to, or receives payments from, the Company in an amount which, in any single fiscal year, exceeds 2% of such other organization’s consolidated gross revenues.

d)	The Director is not, and has not been within the past three years, employed by or affiliated with a firm that provided independent audit services to the Company; the Director is not, and does not have an immediate family member who is a current partner of the firm that is the Company’s external auditor; and the Director or an immediate family member was not within the past three years a partner or employee of the Company’s external audit firm and personally worked on the Company’s audit within that time.

e)	The Director is not, and has not been in the past three years, part of an interlocking directorship involving compensation committees; and

f)	The Director is not a member of the immediate family of Peter Booth Wiley, Bradford Wiley II, Deborah E. Wiley and Jesse Wiley, or management, as listed in the Company’s proxy statement.

When determining the independence of a Director, the ownership of, or beneficial interest in, a significant amount of stock, by itself, is not considered a factor.

III. Composition of the Board

Under the Company’s By-Laws, the Board has the authority to determine the appropriate number of directors to be elected so as to enable it to function effectively and efficiently. The Governance Committee makes recommendations to the Board concerning the appropriate size of the Board, as well as selection criteria for candidates. Each candidate is selected based on background, experience, expertise, and other relevant criteria, including other public and private company boards on which the candidate serves. In addition to the individual candidate’s background, experience and expertise, the manner in which each board member’s qualities complement those of others and contributes to the functioning of the Board as a whole are also taken into account. The Governance Committee nominates a candidate, and the Board votes on his or her candidacy. The shareholders vote annually for the entire slate of Directors.

Any nominee Director who receives a greater number of “withheld” votes from his or her election than “for” votes shall tender his or her resignation for consideration by the Governance Committee. The Governance Committee shall recommend to the Board the action to be taken with respect to such resignation.

IV. Director Eligibility

Directors shall limit the number of other board memberships in order to insure adequate attention to Company business. Prior to joining the board of another organization, including a public or private company, as well as a not-for profit organization, directors are required to advise the Chairman of the Board, the Chair of the Governance Committee and the President
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and Chief Executive Officer so that a review can be performed to ensure that there are no conflicts of interest or other issues. While the Board of Directors does not believe it appropriate to establish an arbitrary limit on the number of outside boards upon which a Director may serve, the Board (based on the review and recommendation of the Governance Committee), has the responsibility to evaluate each situation and approve membership.

Whenever there is a substantial change in the Director’s principal occupation, a Director shall tender his or her resignation and shall immediately inform the Board of any potential conflict of interest. The Governance Committee will recommend to the Board the action, if any, to be taken with respect to the resignation or the potential conflict of interest.

The Board has established a retirement age of 70 for its Directors. The Board may, in its discretion, nominate for election a person who has attained age 70 if it believes that under the circumstances it is in the Company’s best interests.

V. Board and Management Communication

The Board has access to all members of management and external advisors. As appropriate, the Board may retain independent advisors.

The CEO shall establish and maintain effective communications with the Company’s shareholder groups. The Board schedules regular executive sessions at the end of each meeting. Non-management directors meet at regularly scheduled sessions without management. The Chairman of the Board presides at these sessions. In addition, the independent directors meet at least once each year in an executive session presided over by the Chairman of the Governance Committee.

Employees and other interested parties may contact the non-management directors via email at: non-managementdirectors@wiley.com, or by mail addressed to Non-Management Directors, John Wiley & Sons, Inc., Mail Stop 9-12, 111 River Street, Hoboken, NJ 07030-5774

VI. Board Orientation and Evaluation

The Board annually conducts a self-evaluation to determine whether the Board as a whole and its individual members, including the Chairman, are performing effectively.

The Board sponsors an orientation process for new Directors, which includes background materials on governance, law, board principles, financial and business history and meetings with members of management. The Board also encourages all of its Directors to take advantage of educational programs to improve their effectiveness.

VII. Director Compensation

The Governance Committee periodically reviews and recommends to the Board its members’ annual retainer, which is composed of cash and stock grants for all non-employee Directors. In determining the appropriate amount and form of director compensation, the Board regularly evaluates current trends and compensation surveys, as well as the amount of time devoted to Board and committee meetings. As a long-standing Board principle, non-employee Directors receive no compensation from the Company other than for their service as Board members and reimbursement for expenses incurred in connection with attendance at meetings.

Share ownership by each Director is encouraged. To this end, each Director is expected to own, at a date no later than three years after election to the Board, shares of Wiley common stock valued at not less than three times that Director’s annual cash compensation to which the Director is entitled for Board service.

VIII. Board Practices and Procedures

The Chairman of the Board and the CEO jointly set the agenda for each Board meeting. Agenda items that fall within the scope and responsibilities of Board committees are reviewed with the chairs of the committees. Any Board member may request that an item be added to the agenda.
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Board materials are provided to Board members sufficiently in advance of meetings to allow Directors to prepare for discussion at the meeting.

Various managers regularly attend portions of Board and committee meetings in order to participate in and contribute to relevant discussions.

Beneficial Ownership of Directors and Management

The table below shows the number of shares of the Company’s Class A and Class B Stock beneficially owned by the current directors, director nominee, and the executive officers named in the Summary Compensation Table on page 48 and all directors and executive officers of the Company as a group as of July 22, 2014. The percent of total voting power reflected below represents the voting power on all matters other than the election of directors, as described on page 3.

Section 16(a) Beneficial Ownership Reporting Compliance

	Shares of Class A and Class B Stock Beneficially Owned(1)		Additional Shares Beneficially Owned(2)		Totals		Percent of Class(1)	Percent of Total Voting Power	Deferred Stock Units(3)
Mark Allin(4)	A	8,492		38,932		48,242.09%		—	—
	B	—		—		—	—	—	—
Mari Jean Baker	A	—		—		—	—	—	4,344
	B	—		—		—	—	—	—
George Bell	A	—		—			—	—
	B	—		—		—	—	—
Ellis E. Cousens	A	126,211		97,500		223,711.46%		—	—
	B	—		—		—	—	—	—
Linda P.B. Katehi	A	—		—		—	—	—	4,344
	B	—		—		—	—	—	—
Matthew S. Kissner	A	—		—		—	—	—	20,711
	B	—		—		—	—	—	—
John Kritzmacher	A	12,500		—		12,500.03%		—	—
	B	—		—		—	—	—
Raymond W. McDaniel, Jr.	A	500		—		500	—	—	18,943
	B	—		—		—	—	—	—
Eduardo Menascé	A	—		—		—	—	—	9,623
	B	—		—		—	—	—	—
Steven J. Miron(4)(8)	A	13,026		—		13,026.042%		—	—
	B	—		—		—	—	—	—
William J. Pesce	A	61,275		—		61,275.12%		—	—
	B	—		—		—	—	—	—
William B. Plummer	A	—		—		—	—	—	30,621
	B	—		—		—	—	—	—
Stephen M. Smith(4)	A	85,376		202,495		287,871.62%		—	—
	B	—		—		—	—	—	—
Kalpana Raina	A	—		—		—	—	—	7,564
	B	—		—		—	—	—	—
Gary Rinck(4)	A	37,358		72,500		109,858.23%		—	—
	B	—		—		—	—	—	—
Jesse Caleb Wiley	A	—		—		—	—	—	—
	B	800		—		800	—	—	—
Peter Booth Wiley(5)(6)(7)	A	1,346,483		—		1,346,483	2.7%	0.9%	—
	B	2,727,154		—		2,727,154	29%	19%	—
All directors and executive	A	1,764,210	A	472,702	A	2,236,912	5.4%	3.8%	—
officers as a group
(29 persons)	B	8,311,074		—	B	8,311,074	87%	58%	—

(1)	This table is based on the information provided by the individual directors or executives. In the table, percent of class was calculated on the basis of the number of shares beneficially owned as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, divided by the total number of shares issued and outstanding plus the number of shares of the class issuable to the individual director or executive officer pursuant to the options exercisable under the Company’s stock option plans on or before September 22, 2014.
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(2) Shares issuable pursuant to options exercisable under the Company’s stock option plans on or before September 22, 2014.

(3) This amount represents the number of shares of Class A Common Stock credited to the participating director’s account pursuant to the Deferred Compensation Plan for Directors’ Fees, described on page 61. The shares will be issued upon the director’s retirement.

(4) Includes Class A shares of restricted stock subject to forfeiture awarded under the Company’s long-term incentive plans as follows: Mr. Allin, 5,545 shares; Mr. Kritzmacher, 12,500 shares; Mr. Miron 3,245 shares and Mr. Rinck 6,394 shares and Mr. Smith, 38,347 shares.

(5) Peter Booth Wiley, as co-member with Bradford Wiley II and Deborah E. Wiley, of the E.P. Hamilton Trusts LLC, share voting and investment power with respect to 462,338 shares of Class A Stock and 8,125,536 shares of Class B Stock. For purposes of this table, each is shown as the owner of one-third of such shares.

(6) Peter Booth Wiley, as co-trustee with Bradford Wiley II and Deborah E. Wiley, share voting and investment power with respect to 55,072 shares of Class A Stock and 36,720 shares of Class B Stock under the Trust of Esther B. Wiley. For purposes of this table, each is shown as the owner of one-third of these shares.

(7) Peter Booth Wiley, as general partner of a limited partnership with Bradford Wiley II and Deborah E. Wiley, share voting and investment power with respect to 301,645 shares of Class A Stock owned by the partnership. For purposes of this table, each is shown as the owner of one-third of such shares.

(8) Includes 920 shares of Common Class A shares held in 401(k) plan.

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based on our review we believe that during fiscal 2014, our directors, officers and greater than ten percent beneficial owners met all filing requirements except for a late filings of a Forms 4 for Mr.Plummer, which was filed late due to administrative error.

REPORT OF THE AUDIT COMMITTEE

The following is the report of the Audit Committee of the Company with respect to the Company’s audited financial statements for the fiscal year ended April 30, 2014.

Fees of Independent Auditor

Audit Fees

Total aggregate fees billed by KPMG LLP (“KPMG”) for professional services in connection with the audit and review of the Company’s Consolidated Financial Statements, and statutory audits of the Company’s international subsidiaries were $2,379,000 and $2,124,000 in fiscal years 2014 and 2013, respectively.

Audit Related Fees

The aggregate fees billed for audit related services, including due diligence related to acquisitions, employee benefit plan audits and consultation on acquisitions were $106,900 and $105,000 in fiscal years 2014 and 2013, respectively.

Tax Fees

The aggregate fees billed for services rendered by KPMG tax personnel, except those services specifically related to the audit of the financial statements, were $307,000 and $270,000 in fiscal years 2014 and 2013, respectively. Such services include tax planning, tax return reviews, advice related to acquisitions, tax compliance and compliance services for expatriate employees.
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Other Non-Audit Fees

The aggregate non-audit fees were $0 and $0 in fiscal years 2014 and 2013, respectively.

The Audit Committee has advised the Company that in its opinion the services rendered by KPMG LLP are compatible with maintaining their independence.

The Audit Committee is responsible for oversight of the Company’s accounting, auditing and financial reporting process on behalf of the Board of Directors. The Committee consists of three members who, in the judgment of the Board of Directors, are independent and financially literate, as those terms are defined by the Securities and Exchange Commission (the “SEC”) and the listing standards of the New York Stock Exchange (the “NYSE”). The Board of Directors has determined that all the members of the Committee satisfy the financial expertise requirements and have the requisite experience to be designated “audit committee financial experts” as that term is defined by the rules of the SEC and NYSE.

Management has the primary responsibility for the preparation, presentation and integrity of the financial statements of the Company; for maintaining appropriate accounting and financial reporting policies and practices; and for internal controls and procedures designed to assure compliance with generally accepted US accounting standards and applicable laws and regulations. The Committee is responsible for the oversight of these processes. In this fiduciary capacity, the Committee has held discussions with management and the independent auditors regarding the fair and complete presentation of the Company’s results for the fiscal year ended April 30, 2014. Management has represented to the Committee that the Company’s financial statements were prepared in accordance with generally accepted US accounting principles. The Committee has discussed with the independent auditors significant accounting principles and judgments applied by management in preparing the financial statements as well as alternative treatments. The Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Audit Committee has had discussions with, and received regular status reports from, the independent auditors and the Vice President of Internal Audit regarding the overall scope and plans for their audits of the Company, including their scope and plans over management’s assessment of the effectiveness of internal control over financial reporting. The independent auditors provided the Audit Committee with written disclosures and the letter required by applicable professional and regulatory standards relating to KPMG’s independence from the Company, including the Public Company Accounting Oversight Board pertaining to the independent accountant’s communication with the Audit Committee concerning independence, and the Audit Committee discussed with the independent auditors their independence.

The Committee also considers whether providing non-audit services is compatible with maintaining the auditor’s independence. The Audit Committee has adopted a policy of pre-approving all audit and non-audit services performed by the independent auditors. The Audit Committee may delegate authority to one or more of its members to grant pre-approvals of non-audit services, provided that the pre-approvals are presented to the Audit Committee for ratification at its next scheduled meeting.

Persons with complaints or concerns about accounting, internal controls or auditing matters may contact the Audit Committee by addressing a letter to: Chairman of the Audit Committee, John Wiley & Sons, Inc., P. O. Box 1569, Hoboken, NJ 07030-5774.

Based upon the review and discussions referred to above, the Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2014, as filed with the Securities and Exchange Commission.

Audit Committee

Raymond W. McDaniel, Jr., Chairman, Mari Jean Baker, William B. Plummer
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EXECUTIVE COMPENSATION

Report of the Compensation Committee

The Executive Compensation & Development Committee has reviewed and discussed with Company management the Compensation Discussion and Analysis found on pages 32 through 61 of this Proxy Statement. Based on this review and discussion, the Executive Compensation and Development Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K and this Proxy Statement.

Eduardo Menascé, Chairman

Mari Jean Baker

Kalpana Raina

Compensation Committee Interlocks

No member of the Executive Compensation & Development Committee has served as one of our officers or employees at any time. None of our executive officers serves as a member of the compensation committee of any other company that has an executive officer serving as a member of our Board of Directors. None of our executive officers serves as a member of the board of directors of any other company that has an executive officer serving as a member of our Board’s Executive Compensation and Development Committee.

Performance Graph

	2009	2010	2011	2012	2013	2014

John Wiley & Sons, Inc. Class A	$100.00	$126.54	$154.71	$139.63	$120.62	$185.29
Russell 1000	100.00	137.38	159.06	162.21	185.99	220.24
Dow Jones Publishing Index	100.00	132.93	157.07	158.19	169.72	220.68
S&P 400 Midcap	100.00	146.68	180.93	176.66	206.73	241.64

The above graph provides an indicator of the cumulative total return to shareholders of the Company’s Class A Common Stock as compared with the cumulative total return on the Russell 1000, the Dow Jones Publishing Index and the S&P 400 Midcap, for the period from April 30, 2009 to April 30, 2014. The Company has elected to use the Russell 1000 Index and the S&P 400 Midcap index as its broad equity market indices because it is currently included in these indices. Cumulative total return assumes $100 invested on April 30, 2009 and reinvestment of dividends throughout the period.

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FY2014 Compensation Discussion & Analysis

Introduction

This Compensation Discussion and Analysis, or “CD&A,” describes the fiscal year 2014 compensation program for John Wiley & Sons, Inc.’s executive officers. The overarching goals that guide the design and administration of our executive compensation program consist of the ability to:

●	Recruit and retain the highest caliber of executive talent by offering a competitive compensation program;

●	Motivate and reward executives for achieving strategic and financial objectives, which drive shareholder value, through the use of annual cash incentives; and

●	Align executives’ and shareholders’ interests through awards of equity that are dependent upon the performance of the Company and encourage the acquisition of a significant ownership stake in the Company.

This CD&A describes how the Executive Compensation and Development Committee (the “Committee”) of the Board of Directors (the “Board”) considered our business strategy, our compensation philosophy, and the overarching goals that guide our executive compensation program to arrive at fiscal year 2014 compensation decisions for our executives, including our named executive officers (“NEOs”) whose compensation is set forth in the 2014 Summary Compensation Table and other compensation tables contained in this proxy statement.

Our fiscal year 2014 NEOs are:

●	Stephen M. Smith, President and Chief Executive Officer

●	Ellis E. Cousens, Executive Vice President, Chief Financial and Operations Officer (from May 1, 2013 through June 30, 2013), Executive Vice President, Chief Operations Officer (from July 1, 2013 through April 30, 2014)

●	John A. Kritzmacher, Executive Vice President (from June 17, 2013 through June 30, 2013), Executive Vice President, Chief Financial Officer (from July 1, 2013 through April 30, 2014)

●	Steven J. Miron, Senior Vice President, Global Research

●	Gary Rinck, Senior Vice President, General Counsel

●	Mark J. Allin, Senior Vice President, Professional Development

Fiscal Year Highlights

Executive Summary

The Company’s fiscal year 2014 operational performance was strong. We exceeded our annual guidance for adjusted revenue growth and earnings, successfully executed on our restructuring plans to achieve a lower and more flexible cost structure, and generated cash flow 10% ahead of the prior year. Net debt at fiscal year-end was $214 million, down from $339 million at the end of the prior year. During fiscal year 2014, we repurchased 1.25 million shares for $63.4 million, an average cost of $50.79, and in June 2013, we increased the quarterly dividend by 4% to $0.25. The Company’s Total Shareholder Return (“TSR”) improved significantly during fiscal year 2014, to 53.6%, up from -13.6% in 2013.

We continued progress in expanding Wiley’s depth and breadth as a provider of knowledge-enabled solutions, recently acquiring two companies that position Wiley to become a solutions leader in professional learning and development. Through organic investment and targeted acquisitions, and by integrating content, technology, and services, we have accelerated the execution of our strategy to provide professionals, students, and researchers with valued solutions that serve their needs from education through employment.

Some noteworthy business highlights during fiscal year 2014 include:

●	Adjusted revenue of $1.78B (+4% growth)

	●	Steady growth in the Research segment coming from journals subscriptions, author-funded open access, and digital books

	●	Strong growth in Professional and Education solutions, including Online Training and Assessment, Online Program Management (Deltak), and WileyPLUS
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●	Share of revenue from digital and solutions now at 55% of revenue; print book revenue share down to 29%

●	Adjusted Earnings Per Share (“EPS”) of $3.05 (+4% growth)

●	Free cash flow of $250M, an increase of $22M (+10%) over prior year

●	Restructuring plans completed for $80M run-rate savings before reinvestment

●	The recent acquisitions of Profiles International and CrossKnowledge help to create an end-to-end talent management solution from assessment through development, a significant value proposition for customers

●	Strong double-digit growth for WileyPLUS, Online Program Management, and Digital Books

Executive Compensation Program

We urge stockholders to read our Annual Report for the fiscal year ended April 30, 2014, filed with the SEC on June 27, 2014, which describes our businesses and 2014 financial results in greater detail.

The Company’s executive compensation programs are designed to foster and maintain a capable, experienced and motivated executive team with the ability to manage the business during challenging times and to evolve the Company’s practices as changes in the market warrant, while always aligning compensation with business performance. The compensation program emphasizes variable, performance-based compensation that promotes the achievement of short-term and long-term business objectives aligned with the Company’s business strategy and rewards performance when those objectives are met. The 2014 annual and long-term incentive programs were structured so that actual realized compensation was aligned with Company performance based on key metrics such as corporate and business revenue, EPS, business contribution to profit (“CTP”), free cash flow (“FCF”), Company stock price, and strategic objectives that benefited the Company in fiscal year 2014 and will benefit the Company in the future. We believe these metrics are aligned with driving long-term shareholder value and provide appropriate line-of-sight.

Superior performance by our executive officers is essential to achieving our goal of increasing shareholder value. The charts below illustrate the mix of target total direct compensation for fiscal year 2014 for our CEO and, on average, for our other NEOs, excluding Mr. Cousens who retired at the end of fiscal year 2014.

For all NEOs, to ensure alignment between executive and shareholder rewards, between 68% and 78% of our NEOs target total direct compensation for fiscal year 2014 was at risk. The targeted annual incentive compensation was payable based on achievement of performance-based financial measures and strategic objectives, and performance-based equity comprised 50% of the targeted long term incentive compensation.

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The following chart provides a brief summary of the principal elements of the Company’s executive compensation program for 2014, which are described in more detail later in this CD&A.

Compensation		Compensation	Relation	2014
Element	Form	Objective	to Performance	Actions / Results
Base Salary (Discussed in greater detail on page 41.)	Fixed annual cash, paid on a semi-monthly basis	Fixed compensation that is externally competitive with median market rates, and allows us to attract and retain executive talent.	Increases in base salary reflect market positioning, economic conditions, and the Committee’s assessment of Company and individual performance over the prior year.	The Company’s budget for US Salary increases was a total of 3.25%, including a merit budget of 2.5%, with a range of 0-5%, and an additional 0.75% for promotions and adjustments. The NEOs total salary increases ranged from 3.0% to 4.2%.
Annual Incentives (Discussed in greater detail on page 42.)	Variable, performance-based cash bonus, paid on an annual basis	Motivate the executive to contribute to the Company’s success in achieving annual corporate and business financial goals and strategic objectives.	75% of the target annual incentive is based on financial goals, including corporate and business revenue, EPS, business CTP, and FCF. The remaining 25% of the target annual incentive is based on achievement of strategic objectives that are intended to further the Company’s success.

			Payout can range from 0% to 150% of target.	Target incentives for the NEOs range from 75% to 130% of base salary. Actual short-term incentives earned by the NEOs ranged from 96.3% of target to 126.2% of target.
Long-Term Stock-Based Incentives (Discussed in greater detail on page 44.)	Restricted performance share units granted each year with a 3-year performance cycle. If earned, share units continue to be subject to time-based vesting conditions and are payable as equivalent Class A shares upon vesting 50% on April 30th of the fourth and fifth years after grant	Motivates the executive to contribute to the Company’s success in achieving long-term corporate financial goals that drive shareholder value.	EPS and cumulative FCF are the performance measures used, with a weight of 60% and 40%, respectively. Payout can range from 0% to 150% of target.	NEOs received approximately 50% of their target long-term value in restricted performance share units for the fiscal year 2014-16 performance cycle.

For the fiscal year 2012-14 cycle that just ended, the NEOs earned 47.7% of their targeted performance shares.

Beginning in fiscal year 2014, the weight on restricted performance share units was increased from 40% to 50% of the targeted long-term value.
Non-qualified stock options granted each year, with vesting 50% on April 30th of the fourth and fifth years after grant	Ensures alignment of executive and shareholder interests and rewards increases in stock price.	Exercise price of non- qualified stock options is fair market value on date of grant. Accordingly, the increase in value of non-qualified stock options is directly dependent on improvements in stock price.	June 2013 grants of non- qualified stock options represent approximately 30% of the NEOs’ target long-term value.

Beginning in fiscal year 2014, the weight on stock options was decreased from 60% to 30% of the targeted long-term value.
	Restricted share units granted each year, payable as equivalent Class A shares upon vesting 50% on April 30th of the fourth and fifth years after grant	Promotes retention objective and facilitates stock ownership, expediting achievement of the stock ownership multiple.	The value of restricted share units is directly correlated with improvements in stock price.	Beginning in fiscal year 2014, restricted share units were introduced as a long-term incentive element, and NEOs received approximately 20% of their target long-term value in restricted share units.
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The Company also provides the following health and retirement benefits to our senior executives, for the financial security and current / future well-being of the executives and their families, as described in more detail later in this CD&A:

Benefit	Form	Purpose
Health and Welfare Benefits (Discussed in greater detail on page 46.)	Flexible benefits program provided to all US employees, where “flex dollars” are provided to help pay the cost of health insurance, life, disability and AD&D insurance.	Health and welfare benefits are market competitive and are provided primarily for the safety and well-being of the executive and his/her family.
Retirement Plans (Discussed in greater detail on page 46.)	Qualified Defined Contribution Savings Plan (401(k)), provided to all US employees	Qualified savings plan benefits including company basic, matching and discretionary contributions, are market competitive and provide post- retirement income for the executive.

Company contributions to the US-based 401(k) were enhanced following the cessation of accruals and freeze of participation in the US defined benefit retirement plans, effective July 1, 2013.
Qualified Defined Benefit Retirement Plan, provided to US employees hired before July 2012	Qualified retirement plan benefits provide additional post- retirement income for executives hired before July 2012.

The Company ceased accruals and froze participation in the US Retirement Plan, effective June 30, 2013.
Non-qualified Supplemental Benefit Plan (the “Excess Plan”), provided to US employees hired before July 2012 with pay in excess of IRC section 401(a)(17) limit on eligible compensation	Restore benefits lost under the qualified Retirement Plan due to limitations imposed by Internal Revenue Code regulations to the same level as other colleagues who are not restricted by Internal Revenue Code limitations.

The Company ceased accruals and froze participation in the US Supplemental Benefit (“Excess”) Plan, effective June 30, 2013.
Non-qualified Supplemental Executive Retirement Plan (the “SERP”)	Provide executives who entered the SERP prior to June 2013 with enhanced retirement income due to tax rules governing qualified retirement plans that place significant limitations on the benefits which can be paid to executives. Helps the Company retain executive talent.

The Company ceased accruals and froze participation in the US Supplemental Executive Retirement Plan (“SERP”), effective June 30, 2013.
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Benefit	Form	Purpose
Non-qualified Deferred Compensation Plan (“DCP”)	Enables US executives to prepare for future financial security by allowing the deferral of otherwise taxable income on a pre-tax basis, with various investment options and flexible payment options. Provides for Company contributions mirroring those made under the qualified Savings Plan.

Company contributions to the DCP were enhanced following the cessation of accruals and freeze of participation in the US defined benefit retirement plans, effective July 1, 2013.
	The John Wiley & Sons Limited Retirement Benefits Scheme (“UK Qualified Plan”)	Approved (qualified) retirement plan benefits are market competitive and provide retirement income for UK employees on a defined benefit basis in addition to providing an incentive for a long-term career with the Company. This scheme is closed to new entrants.
	The Unapproved Supplemental UK Plan (the “UK Non- Qualified Plan”)	Restores benefits “lost” under the UK Qualified Plan due to limitations imposed by the UK Revenue authorities to the same level as other colleagues in the UK Qualified Plan who are not affected by those restrictions. This UK Non- Qualified Plan is by Company invitation only.
Perquisites (Discussed in greater detail on page 46.)	Physical exams, financial planning, tax preparation, health club membership	Limited perquisites are provided primarily for the financial security and productivity of the executive.
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The table below highlights our current compensation practices – those we have implemented because we believe they drive performance and are aligned with sound governance standards —and those we have not implemented because we do not believe they would serve our shareholders’ long term interests.

	Executive Compensation Practices We Have Implemented (What We Do)		Executive Compensation Practices We Have Not Implemented (What We Don’t Do)
✓	We ensure a correlation between pay and performance by having a significant portion of compensation that is performance-based and at-risk. Payment of the performance-based compensation is based on achievement of corporate and business financial goals and individual performance against pre-set strategic objectives.	X	We prohibit the repricing of stock options and stock appreciation rights, without shareholder approval. We do not allow cash buyouts for underwater stock options or stock appreciation rights, without shareholder approval.
✓	We review media and general industry survey data when setting compensation for our executive officers.	X	We do not pay dividends on unearned performance-based equity awards.
✓	We mitigate risk by:	X	We do not maintain compensation programs that we believe create risks reasonably likely to have a material adverse effect on the Company.
● placing substantial emphasis on long term equity-based incentives;
● setting performance levels that correspond to a range of payment for performance-based compensation;
● capping payouts of annual and long-term performance-based compensation;
● including clawback provisions in our annual and long-term incentive plans;
● utilizing conservative five-year vesting of equity, except in certain situations;
● requiring retention of 50% of the net shares upon exercise or vesting until the stock ownership multiple is met.
✓	We have competitive post-employment and change in control provisions that apply to all executive officers.	X	We do not provide significant additional health and retirement benefits to executive officers that differ from those provided to all other employees.
✓	We have double-trigger vesting of equity awards following a change in control, when the acquiring company is a publicly traded company and outstanding equity is assumed or replaced.	X	We do not provide excise tax gross-ups upon a change of control.
✓	We generally provide limited perquisites that we believe are beneficial to the Company.	X	We do not provide tax gross-ups on perquisites.
✓	The Committee, currently composed of three independent directors, retains an external, independent compensation consulting firm to advise on matters related to executive compensation and governance.	X	The Committee’s independent compensation consulting firm does not provide any other services to the Company.

The following changes to our executive compensation program were implemented during fiscal year 2014:

●	Beginning in fiscal year 2014, half of the target long-term equity value was granted as performance-based restricted share units, up from 40% in prior years. A portion of the remaining half of the target long-term equity value was granted as restricted share units to reduce share usage and enhance retention.

●	The Company ceased accruals and froze participation in the US defined benefit retirement plans, including the US Retirement Plan, the Supplemental Benefit (“Excess”) Plan, and the Supplemental Executive Retirement Plan (“SERP”), effective June 30, 2013. At the same time, the Company enhanced its Defined Contribution Savings Plan (401(k), aligning Wiley with current market practices.
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CEO Realizable Pay	To demonstrate the linkage between CEO pay and Company performance / changes in shareholder value, a comparison of realizable pay to reported pay and total shareholder return (“TSR”) is presented below. While not intended to replace the Summary Compensation Table (“SCT”) on page 48, which includes targeted equity grants based on accounting values, this information includes the value realized from stock option exercises and the vesting of full-value awards during the fiscal year, and the change in the intrinsic value of outstanding equity awards as of the end of the fiscal year. SCT data is included in the chart and the accompanying table below for comparison purposes.

Realizable Compensation Analysis ($000s)

Compensation Element	Fiscal 2012	Fiscal 2013	Fiscal 2014
Cash Compensation
Base Salary	$800	$833	$869
Annual Incentive Earned	$930	$753	$1,435
Total Cash Compensation	$1,730	$1,586	$2,304
Long-Term Incentives
Value of Realized Awards at Exercise/Vesting	$855	$347	$1,307
Change in Value of Outstanding Awards at FYE	–$401	–$1,306	$8,790
Total	$454	–$958	$10,097
Total Realizable Compensation	$2,184	$627	$12,401

Summary Compensation Table Values ($000s)

Compensation Element	Fiscal 2012	Fiscal 2013	Fiscal 2014
Base Salary	$800	$833	$869
Annual Incentive	930	753	1,435
Stock Awards	1,982	961	1,403
Stock Options	1,428	1,229	608
Total	$5,140	$3,776	$4,315

2013 “Say-on-Pay” Advisory Vote on Executive Compensation

The Company provides shareholders with an annual “say-on-pay” advisory vote to approve its executive compensation, in accordance with Section 14A of the Exchange Act. At the 2013 annual meeting, shareholders expressed substantial support for the compensation of our NEOs, with approximately 99.5% of the votes cast for approval of our executive compensation program. The Committee evaluated the results of the 2013 advisory vote and believes the strong shareholder support signals approval of the current pay-for-performance executive
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compensation program and the sound governance practices in place at Wiley. As noted above in the Executive Summary, the Company has adopted governance practices that it believes best serve its shareholders, while also incorporating best practices that allow it to meet the overarching goals of our executive compensation program. In furtherance of that goal, the Committee determined to make certain changes to the executive compensation program, noted on page 37, in a continuing effort to reflect sound governance and market practices.

Compensation Principles and Practices

Principles of Wiley’s Executive Compensation Program.	The following principles and practices shaped the design and implementation of the Company’s compensation program for fiscal year 2014:

●	The compensation mix is designed to balance emphasis on short-term and long-term performance, in line with the Company’s operating and strategic plans.

●	Compensation is merit-based in that the total compensation opportunity and actual payout for each executive is based on current responsibilities, future leadership potential and sustained performance against financial and strategic objectives.

●	There is a correlation between compensation (both annual and long-term) and the Company’s performance. Financial targets used in both the short- and long-term incentive plans are aligned with the Board-approved strategic plan and, if not achieved, result in a large percentage reduction in compensation. The program is structured such that at executive levels a larger portion of annual and total compensation is variable, driven by performance and significantly composed of stock-based compensation, ensuring a correlation between executive and shareholder rewards.

●	Senior executives, including the NEOs, have a significant, ongoing ownership stake in the Company to strengthen the alignment of our executives’ interests with those of our shareholders.

●	The program is competitive with the total compensation program of competitor companies in the publishing / information and media industries when performance goals are achieved. To that end the Committee reviews a report based on an independently researched compensation survey as a guidepost to determine whether the Company’s compensation levels and programs are competitive and meet the Company’s stated objectives. The report includes publishing/media companies with whom Wiley competes for business and talent and for whom data is available, as well as other companies in general industry for positions that are not unique to our industry. Base salaries, annual incentive awards and long-term incentive grants are determined within the framework of position responsibilities, assessments of individual performance and future leadership potential, and competitive market data adjusted to reflect the size of the Company.

Role of Compensation Consultant.	The Committee, currently composed of three independent directors, has engaged Frederic W. Cook & Co., Inc. (“Cook”) as its independent compensation consultant, to advise the Committee on matters related to executive compensation. The executive compensation consultant reports directly to the Committee, and works collaboratively with management with regard to the administration and any required analysis in support of the executive compensation program. In addition, Cook provides competitive benchmarking for non-employee director pay to the Governance Committee. Cook does not offer or provide any other services to the Company, and the Committee determined that the retention of Cook has not raised any conflict of interest.

Following are the services provided to the Committee by Cook during fiscal year 2014:

●	Provide market analysis and a competitive range of target compensation based on the Company’s compensation philosophy for executive officers, to be used for fiscal year 2014 executive compensation recommendations. Confer with the Committee and management, as needed.

●	Present the market analysis report with respect to fiscal year 2014 target compensation at the March 2013 Committee meeting. Attend any other meetings as requested by the Committee.
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●	Monitor the Company’s executive compensation program and advise the Committee of plans or practices that might be modified to improve effectiveness, competitiveness and alignment with good corporate governance principles.

●	Review the Company’s executive compensation philosophy and competitive positioning for reasonableness and recommend modifications where appropriate.

●	Advise the Committee on management proposals, as requested.

●	Undertake special projects at the request of the Committee.

●	Review the Compensation Discussion and Analysis, compensation tables and other compensation-related disclosures included in the Company’s proxy statement.

●	Proactively advise the Committee on best practices for governance of executive compensation as well as areas of concern and risk in the Company’s program.

●	Proactively advise the Committee on legislative and regulatory developments related to compensation policies and programs and compensation-related disclosure.

Roles of the Committee and Management in Recommending Compensation	As described in greater detail below, individual base salaries, annual cash incentive awards and long-term incentive grant amounts are determined within the framework of the executive’s position and responsibilities, individual and Company / business performance, and future leadership potential, as well as with regard to time in position and compensation relative to the external marketplace. The President and CEO presents compensation recommendations for the other executive officers to the Committee for its review and approval. The Committee evaluates the performance of the President and CEO, determines his compensation, and discusses its recommendation with the Board of Directors in executive session.

Determination of Target Compensation Levels

Compensation Philosophy	The Company’s executive compensation program for the executive officers consists of base salary, targeted cash incentive expressed as a percent of base salary and targeted long-term equity awards. Each executive officer’s base salary, target annual cash incentive and long-term incentive award value are reviewed annually and adjusted when and if needed, based on the criteria noted above and depending on market conditions, to remain competitive with the external market. The program is designed to pay median base salaries, above-median total cash compensation for the achievement of challenging financial targets and strategic objectives, and below-median total cash compensation when those targets are not attained, thereby aligning executive compensation with shareholder interests. Third quartile levels of total direct compensation can be realized when challenging, long-term financial goals are achieved and accompanied by future share price appreciation. An executive’s position against the market may be below or above our target positioning based on a number of factors specific to the individual, including scope of responsibility, performance, tenure in position, level of experience and skill, and market conditions.

Compensation Benchmarking	The compensation for each executive officer is benchmarked using publishing / media and general industry survey data. The Committee’s independent compensation consultant prepares an annual review of executive compensation competitiveness, using data from the Towers Watson U.S. Media Industry Survey and the Towers Watson U.S. General Industry Survey. The Towers Watson survey data included a cut of 67 publishing and information services companies in the 2013 Towers Watson U.S. Media Industry Survey, and over 332 companies in the 2013 Towers Watson U.S. General Industry Survey, adjusted to be appropriate for the Company’s revenue size. For the executive officers who lead the Company’s three global businesses, only the publishing / media industry survey data is used, since that represents the competitive market for the leaders of our global businesses. For corporate executives, the data is weighted two thirds on the publishing / media industry data and one-third on general industry data, recognizing that the competitive market for our corporate executives is broader than the publishing / media industry. The independent compensation consultant presents its report to the Committee at its March meeting as a way of assisting the Committee in ascertaining the competitiveness of the executive compensation program within the publishing and information industry, as well as general industry.
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Each year, compensation decisions covering base salary, annual incentives and stock-based awards are primarily driven by assessments of individual and Company performance. Comparisons are also made to the compensation survey data. Individual annual and long-term incentive payments from preceding years are not a significant factor in determining recommendations for the total compensation opportunity for an upcoming year.

Compensation for the President and CEO is established using the same process and philosophy previously discussed for the other executive officers. The Committee establishes the President and CEO’s base salary, target annual incentive and stock-based awards using the executive compensation competitive review report, prepared annually by the independent compensation consultant as indicated above. In addition, the President and CEO’s compensation relative to the next two highest-compensated executives is evaluated.

Weighting of Pay Elements – Fixed Versus “At Risk” Compensation.	As noted more fully below and in other sections of this Proxy Statement, a significant portion of target total direct compensation (defined as base salary, target annual incentives and the target value of stock-based awards) granted to our executive officers in fiscal year 2014 is based on the attainment of annual and long-term financial objectives, which we believe drive shareholder value. The following chart illustrates the target pay mix for our NEOs in fiscal year 2014. Between 63% and 78% of our NEOs target compensation for fiscal year 2014 is “at risk” in the form of restricted performance share units, stock options, restricted share units and annual incentives. The pay mix for Mr. Cousens is not included in the chart below since he did not receive equity awards in fiscal year 2014 given his intention to retire in June 2014. The pay mix for Mr. Kritzmacher includes the annualized value of his new hire restricted share grant.

We believe that this pay mix, with about 70% of pay variable based on achievement of annual and long-term financial objectives, and commensurate improvement in share price, provides strong motivation to focus on attaining results that create shareholder value.

Compensation Elements

Base salaries	Base salaries are provided to our executive officers for performing their day-to-day responsibilities. Competitive base salaries allow the Company to attract and retain executive talent. For fiscal year 2014, the Company’s budget for US salary increases was 3.25%, including a merit budget of 2.5%, with a range of 0-5% and an additional 0.75% for promotions and adjustments. Base salary increases, if any, are effective July 1 of each year. The base salaries of our executive officers are based on a review of the competitive median marketplace for equivalent executive positions as previously discussed, assessment of the executive officer’s individual performance by the President and CEO (or in the case of the President and CEO, by the Committee), the performance of the Company and / or relevant business unit, internal pay relationships among executive officers based on relative duties and responsibilities, the tenure of
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the executive officer in his / her role, the individual’s future advancement potential, and the Company’s annual salary increase budget. After taking into consideration the foregoing, the Committee determined to increase the NEOs’ salaries ranging from 3.0% to 4.2%.

Annual incentives.	Annual incentives are intended to motivate and reward senior executives for achieving short-term business objectives that drive Company and business unit performance. Annual incentives are payable for the achievement of annual financial performance goals established by the Committee and for individual performance and contributions. The financial goals represent 75% of the targeted annual incentive, and strategic objectives represent 25% of the targeted annual incentive, to ensure payment of annual incentives is commensurate with Company, and where applicable, business unit performance. The range of payout of annual incentives is 50% for achievement of financial performance at the threshold level to 150% of target for achievement of financial performance at the outstanding level. Beginning in fiscal year 2013, the maximum payout was reduced to 150% from 200% of target, and threshold payout was increased from 25% to 50% of target, to be more aligned with market practice. There is no payout of the financial portion of the annual incentives if achievement of financial performance is below the threshold level.

Financial goals are based upon a strategic plan presented to and approved by the Board of Directors annually. At the end of the performance cycle a payout factor is calculated using actual results against the target for the financial measures. This results in a payout from 0 to 150% for financial objectives. A rating from 0 to 150% is also established for performance on strategic objectives. The results are combined to produce an annual incentive award of between 0 and 150% of the targeted award for each executive officer participating in the plan.

Following are the fiscal year 2014 target annual incentives for the NEOs:

Target Annual Incentive
Named Executive Officer	as a % of Base Salary

Stephen M. Smith	130%
Ellis E. Cousens	100%
John A. Kritzmacher	90%
Steven J. Miron	95%
Gary Rinck	75%
Mark J. Allin	95%

The target annual incentive percentage for Mr. Smith was raised from 120% in fiscal year 2013 to 130% in fiscal year 2014, to bring his targeted cash compensation more in line with the median of the competitive market, using performance-based annual incentives.

The Company uses a Performance Management Program that measures performance against financial goals, consistent with the operating plan, and approved by the Committee, as well as other quantitative and qualitative strategic objectives established at the beginning of the fiscal year. The Committee approves the strategic objectives of the President and CEO, evaluates his performance in light of those strategic objectives, and discusses its recommendation with the Board of Directors in executive session. The President and CEO evaluates the performance of the executive officers against assigned quantitative and qualitative strategic objectives, and presents his ratings to the Committee for its review and approval.

For the 75% of the annual incentive that is based on financial measures, corporate financial performance metrics are used for corporate NEOs, and a combination of corporate (weighted at 25%) and relevant business performance metrics (weighted at 75%) are used for business NEOs (Messrs. Miron and Allin). For fiscal year 2014, the corporate performance measures were revenue, EPS and normalized FCF weighted at 30%, 40% and 30%, respectively. Performance measures for individual businesses were revenue and CTP, weighted at 40% and 60%, respectively. These performance measures are relevant measures of our corporate and business unit success and align shareholder and executive interests. The relative weight on the profit measure(s) ensures an appropriate distribution of incentives paid vis-a-vis what is retained by the Company in pretax income.

Fiscal year 2014 was a transitional year as we continued progress in expanding Wiley’s depth and breadth as a provider of knowledge-enabled solutions, while undertaking the largest
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restructuring and reinvestment initiative in the Company’s history. Fiscal year 2014 financial targets were lower than the prior year primarily due to the divestiture of the consumer publishing programs during fiscal year 2013 and ongoing investments in enabling technology and investments to capitalize on Deltak market opportunities. The benefits of restructuring savings implemented during fiscal year 2014 will result in a significant increase in earnings in fiscal year 2015 and incentive targets have been set correspondingly higher to reflect expected improvements in fiscal year 2015 performance. Recent investments in new business growth (test prep and certification, online training and assessment, workflow tools and digital research), along with the impact of recent acquisitions, are expected to fuel sustainable revenue and earnings growth from fiscal year 2015 and beyond.

In fiscal year 2014, in comparison to the corporate target goals set by the Committee for annual incentive purposes (see table below) revenue achievement was 98.6% of target, EPS achievement was 106.2% of target, and normalized FCF achievement was 111.6% of target, resulting in a payout of 123.2% of target for the corporate performance measures.

		2014		2014
		Threshold	2014	Outstanding
		Performance	Target	Performance	2014
Financial Objective	Weight	Level	Amount	Level	Results

Revenue ($000s)	30%	95%	$1,799,000	105%	$1,772,995
EPS	40%	90%	$2.90	110%	$3.08
Normalized FCF ($000s)	30%	90%	$250,000	110%	$279,100

Note:	Financial results used for incentive payment purposes are adjusted to budgeted foreign exchange rates. Certain items and events may be excluded as permitted by the shareholder-approved 2009 Executive Annual Incentive Plan. For fiscal year 2014, the principal exclusions were the impact of acquisitions made during the fiscal year; a disputed income tax deposit paid to the German tax authorities; deferred tax benefits due to a reduction in the UK income tax rate; and restructuring and reorganization charges. Free cash flow is defined by the Company as cash from operating activities less cash used for investing activities excluding acquisitions.

Quantitative and qualitative strategic objectives for fiscal year 2014 were set based on the following goals:

●	Execute fiscal year 2014 operating plan

●	Restructure Wiley’s cost base to enhance core business performance and provide resources for reinvestment in new business growth

●	Execute strategic plan and contribute to important strategic initiatives

●	Develop and implement strategies to enhance the core business

●	Identify, evaluate and implement strategies to accelerate growth from new revenue streams

●	Engage colleagues and other stakeholders around shared values and a common vision

An evaluation of each executive officer’s achievement of fiscal year 2014 strategic objectives in the context of the goals set forth above, was made by the CEO and approved by the Committee. In the case of the CEO, this evaluation was made by the Committee. There were no specific weightings for each of the preceding goals, and achievement of the strategic objectives was based on the Committee’s qualitative assessment. The key strategic accomplishments for the NEOs during fiscal year 2014 include: the restructuring of Wiley’s cost base to enhance core business performance and provide resources for reinvestment in new business growth; growth of 4% in adjusted EPS; a 10% increase in free cash flow over prior year; a 4% improvement in adjusted revenue primarily from journals subscriptions, author-funded open access, digital books, and Professional and Education solutions, including Online Training and Assessment, Online Program Management (Deltak), and WileyPLUS; the recent acquisitions of Profiles International and CrossKnowledge, which will help to create an end-to-end talent management solution from assessment through development, a significant value proposition for customers.

Payout of the financial and strategic objectives portions of the annual incentives as a percentage of target, and total fiscal year 2014 annual incentives paid to the NEOs as a percentage of target, are noted in the table below.

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	Payout of	Payout of
	Financial-Based	Strategic Objectives	Total Annual
	Incentive as a %	Incentive as a %	Incentive Payout
Named Executive Officer	of Target	of Target	as a % of Target

Stephen M. Smith	123.2%	135%	126.2%
Ellis E. Cousens	123.2%	135%	126.2%
John A. Kritzmacher	123.2%	125%	123.7%
Steven J. Miron	105.7%	115%	108.0%
Gary Rinck	123.2%	125%	123.7%
Mark J. Allin	81.7%	140%	96.3%

Long-Term Stock-Based Incentives.	Long-term incentives are intended to motivate and reward executive officers for achieving long-term (three-year) business objectives that drive Company performance. The long-term incentive compensation program for executive officers consists of annual grants of restricted performance share units, stock options and restricted share units, weighted at approximately 50%, 30% and 20% of long-term target value, respectively. Beginning in fiscal year 2014, with the June 2013 grants, the Company changed the mix of equity to include a higher percentage of target long-term value (50%, up from 40%) on restricted performance share units, a reduction from 60% to 30% of the long-term value delivered in stock options, and the inclusion of a time-based restricted share unit component, representing 20% of the target long-term value. The restricted share unit portion was added to increase stock holdings, reduce share usage and for retention of executive talent.

The Committee believes the mix of equity provides an appropriate balance between risk and potential reward by tying realizable compensation directly to pre-established performance goals and future increases in stock price, provides alignment with shareholder interests, and serves as an effective retention tool for superior performers. In administering the long-term incentive program, the Committee considers data from the executive compensation survey previously discussed (which utilizes FASB Accounting Standards Codification (“ASC”) Topic 718 values for equity), and the recommendations of the President and CEO (with respect to the other executive officers), to establish the targeted equity awards (value and number of shares) for each executive officer.

●	Restricted performance share units are used to focus executive officers on the achievement of three-year corporate financial performance goals established by the Committee. The use of corporate performance measures aligns executive officers with the overall success of the Company, which is where shareholder value is reflected. Financial goals are based upon a strategic plan approved by the Board of Directors annually. At the end of the performance cycle, a payout factor is calculated based on actual results against threshold, target and outstanding performance levels, resulting in a payout from 0% to 200% of the targeted number of performance shares for cycles up to and including the fiscal year 2012-14 cycle. Beginning with the fiscal year 2013-15 performance cycle, the maximum payout was reduced to 150% from 200% of target, and threshold payout was increased from 25% to 50% of target; performance below threshold continues to result in a 0% payout. This payout range is more typical long-term incentive plan design. Additionally, the stretch level of financial performance at outstanding is higher than in the past. For the fiscal year 2012-14 performance cycle, EPS and FCF were the performance measures, weighted at 60% and 40%, respectively. These are the same performance measures and weights being used for the FY2014-16 performance cycle that began this year. These performance measures are meaningful measures of our financial health, drivers of shareholder value, and the focus of the long-term investors the Company wishes to attract.

For the fiscal year 2012-14 performance cycle, in comparison to the target goals set by the Committee for long-term incentive purposes (see table immediately following), EPS achievement was below threshold at 84.8% of target, and FCF achievement was 102.9% of target, resulting in a payout of 47.7% of the targeted number of shares for this performance cycle. Dividend equivalents are paid on earned shares following the performance cycle and before vesting.
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Financial Objective	FY2012-14 Threshold Performance Level	FY2012-14 Target Amount	FY2012-14 Outstanding Performance Level	FY2012-14 Results

EPS	90%	$3.81	110%	$3.23
Normalized FCF ($000s)	85%	$810,000	115%	$833,500

Note:	Financial results used for long-term incentive payment purposes may be adjusted to budgeted foreign exchange rates and for certain items and events as permitted by the shareholder-approved 2009 Key Employee Stock Plan. For the 2012-14 cycle, the principal exclusions were the impact of acquisitions and divestments not contemplated in the 2012-2014 plan; a disputed income tax deposit paid to the German tax authorities; deferred tax benefits due to a reduction in the UK income tax rate; and restructuring and reorganization charges. Free cash flow is defined by the Company as cash from operating activities less cash used for investing activities excluding acquisitions.

Following are the fiscal year 2012-14 performance shares earned for the NEOs as a percentage of target:

Named Executive Officer	Target Performance Shares for the FY2011–13 Cycle	Earned Performance Shares for the FY2011–13 Cycle	Total Payout as a % of Target

Stephen M. Smith	20,000	9,540	47.7%
Ellis E. Cousens	10,000	4,770	47.7%
Steven J. Miron	5,000	2,385	47.7%
Gary Rinck	6,000	2,862	47.7%
Mark J. Allin	4,500	2,147	47.7%

Mr. Kritzmacher is not included in the table above since he was not a participant for this performance cycle given his recent hire date. The NEOs’ target performance shares for the fiscal year 2014-16 performance cycle are included in the Grants of Plan-Based Awards Table on page 50.

●	Stock options are used to align the interests of management with those of the Company’s shareholders. The Committee believes that because value is realized only if the Company’s stock price rises, that stock options are performance-based compensation.

●	Restricted share units, a regular part of the equity mix beginning with the June 2013 (fiscal year 2014-16 cycle) grants, will facilitate stock ownership, expediting achievement of the stock ownership multiple, and will provide an additional retention mechanism. Dividend equivalents are paid on restricted share units until the shares vest.

Equity award grants are made five business days after the release of the Company’s year-end earnings. Equity awards vest 50% after years four and five, except in limited circumstances involving performance shares for completed performance cycles upon executive retirement, death or permanent disability.

Stock Ownership Guidelines	The Committee believes that the ultimate goal of the long-term incentive program is to align the interests of Company stockholders and management. To reinforce this principle, the Committee established stock ownership guidelines for all executive officers participating in the long-term incentive program. The ownership guideline for the President and CEO is six times base salary. The ownership guideline for the other executive officers is two and one-half times base salary. Shares counted toward the ownership guidelines consist of:

●	Shares owned outright

●	Half of the performance share units earned (i.e. where the performance cycle has been completed) but not yet vested. (Assumes half will be surrendered to pay taxes.)

●	Half of any time-based restricted shares / restricted share units granted. (Assumes half will be surrendered to pay taxes.)

Mr. Cousens and Mr. Rinck have exceeded their targeted shareholdings. Messrs. Smith, Kritzmacher, Miron and Allin are all relatively new to their roles and are making progress toward meeting their ownership targets.
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For all equity grants awarded during and after June 2011, there is a stock retention requirement for our executive officers, including the NEOs, that requires retention of 50% of the net shares acquired upon the exercise of stock options or the vesting of performance share units and restricted shares/share units until the executive satisfies the stock ownership salary multiple.

Clawback Provision	To ensure that our compensation program does not encourage excessive risk taking, in July 2010 the Company introduced a clawback provision in both the annual and long-term incentive plans covering the top 350 colleagues in the Company. The clawback provision allows the Company to recoup incentive payments to covered incentive participants in the event that the Company needs to restate its financial results because of fraud, gross negligence or intentional misconduct on the part of one or more employees and/or because of material non-compliance with securities laws.

Retirement and Post-Employment Benefits	All NEOs are eligible to participate in the Company’s qualified savings and retirement plans, as described further starting on page 53. However, because US and UK tax rules governing qualified retirement plans place significant limitations on the benefits that can be paid to executives, the Company has adopted four non-qualified deferred compensation plans to supplement their qualified retirement benefits.

●	Nonqualified Supplemental Benefit Plan (the “Excess Plan”). The Excess Plan was adopted by the Board of Directors to restore benefits that cannot be provided under the Employees’ Retirement Plan of John Wiley & Sons, Inc. (“US Retirement Plan”) due to limitations imposed by the Internal Revenue Code. Participation in and accruals under the Excess Plan were frozen as of June 30, 2013.

●	Supplemental Executive Retirement Plan (the “SERP”). To provide executives with enhanced retirement income, and to attract and retain executive talent, the Company implemented the SERP. Participation in and accruals under the SERP were frozen as of June 30, 2013. The SERP is more fully described on page 54.

●	Deferred Compensation Plan (the “DCP”). The Deferred Compensation Plan was adopted by the Board of Directors to provide the opportunity to defer compensation for those executives who are not able to take full advantage of the Company’s qualified Savings Plan because of tax rules limiting contributions. In conjunction with the freeze of the U.S. defined benefit plans, the Board approved amending the DCP to provide for Company contributions mirroring those made under the Savings Plan.

●	UK Unapproved Supplemental Plan (the “UK Non-Qualified Plan”). The UK Non-Qualified Plan was adopted by the Board of Directors to restore benefits for selected individuals that cannot be provided under the UK Qualified Plan due to limitations imposed by Her Majesty’s Revenue & Customs.

As noted above, the Company ceased accruals and froze participation in the US defined benefit retirement plans, including the US Retirement Plan, the Excess Plan, and the SERP, effective June 30, 2014. At the same time, the Company enhanced its Defined Contribution Savings Plan (401(k)) and the DCP.

Health and Welfare Benefits	The Company provides or makes available a number of health and welfare benefits, such as medical, dental, vision, life, accident and long-term disability insurance to all US-based colleagues, including the NEOs. These benefits are competitive with those provided by other companies in the publishing / media and general industries and are provided primarily for the well-being of Wiley colleagues, and at the same time enhance Wiley’s attractiveness as an employer of choice.

Perquisites and Other Benefits	The Company provides limited perquisites and other personal benefits to the NEOs, of which the incremental cost to the Company in the aggregate is generally in the range of $10,000 to $18,000 annually. These benefits are provided primarily for the financial security and productivity of executives, which allows greater focus on Wiley business activities. These limited perquisites primarily consist of financial planning and tax preparation, an allowance for business and health club memberships, parking in the headquarters building (where appropriate), and an annual physical examination. In fiscal year 2012, we eliminated tax “gross-
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ups” for perquisites provided to our executive officers. Any taxes on perquisites are now paid by the executives. Mr. Allin, whose position has required spending a significant amount of time in the US, has been allowed the use of a Company-leased apartment in the US. This accommodation is provided in lieu of hotel expenses while conducting Company business. The apartment is available to other Company employees throughout the year.

Post-Employment Benefits	Depending on the circumstances of their termination, the NEOs are eligible to receive severance benefits in the form of base salary as a lump-sum payment, annual incentive, healthcare benefits and accelerated vesting of equity as determined by the provisions in their employment agreements, which are discussed in detail starting on page 60. Under a dismissal without cause or constructive discharge following a change of control, the Company provides these severance benefits because it serves the best interest of the Company and its shareholders to have executives focus on the business merits of mergers and acquisitions without undue concern for their personal financial outcome. In the case of a without cause termination or constructive discharge absent a change in control, the Company believes it is appropriate to provide severance for a limited period to bridge executives to new employment, particularly in view of our non-compete agreements which require that for twelve months following termination the executive will not compete with the Company or solicit customers or employees.

Tax Deductibility of Compensation	Ordinarily it is in the best interest of the Company to retain flexibility in its compensation programs to enable it to appropriately reward, retain and attract executive talent necessary to further the Company’s success. To the extent such goals can be met with compensation that is designed to be deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), such as the 2009 Key Employee Stock Plan and the Executive Annual Incentive Plan, each approved by the shareholders in September 2009, such compensation plans will be used. However, the Committee recognizes that in appropriate circumstances, compensation that is not deductible under the Code may be paid at the Committee’s discretion.

Closing Statement

The executive compensation program discussed herein is based on our beliefs that:

●	The quality of our leadership is among the most important determinants of the Company’s success;

●	Our ability to attract and retain industry leaders who will ensure our success requires a competitive, performance-based compensation program;

●	Our shareholders are best served by providing our executive officers with appropriate financial rewards directly linked to the long-term success of the Company; and

●	Our executive officers must share in the risks as well as the rewards of achieving the Company’s challenging performance goals.

We believe that the Company’s executive compensation program meets the goals and objectives discussed above.
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Summary Compensation Table:	Name [a]	Year [b]	Salary ($) [c]	Bonus ($) [d]	Stock Awards ($) [e]	Option Awards ($) [f]	Non- Equity Incentive Plan Compen- sation ($) [g]	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) [h]	All Other Compen- sation ($) [i]	Total ($) [j]

	Stephen M. Smith	2014	869,167		1,403,315	607,800	1,434,956	714,201	138,721	5,168,159
		2013	833,333		961,200	1,229,000	752,724	1,441,655	132,083	5,349,996
		2012	800,000		1,982,000	1,428,000	929,940	3,771,050	126,598	9,037,588
	Ellis E. Cousens	2014	676,667				857,820	117,069	44,210	1,695,766
		2013	656,667		983,782		484,605	617,389	33,223	2,775,666
		2012	636,667		495,500	928,200	628,320	993,032	40,589	3,722,308
	John A. Kritzmacher	2014	525,000		913,425	607,800	667,710	100	36,150	2,750,185
	Steven J. Miron	2014	512,500		383,441	160,054	528,329	(194,949)	32,535	1,421,910
		2013	495,833		264,330	337,975	352,183	778,754	25,376	2,254,451
		2012	469,167		247,750	357,000	381,811	1,263,740	26,770	2,746,238
	Gary Rinck	2014	512,500		347,864	144,859	477,598	320,715	38,149	1,841,685
		2013	497,500		288,360	307,250	280,031	358,896	18,327	1,750,364
		2012	482,500		297,300	357,000	357,112	560,472	43,885	2,098,269
	Mark J. Allin	2014	421,623		320,193	132,703	388,137	(106,894)	95,232	1,250,994
		2013	399,253		216,270	320,769	310,748	651,647	226,671	2,125,359
		2012	385,266		222,975	372,708	344,798	600,746	41,698	1,968,191

(c):	The 2014 base salary reported in this column for Mr. Kritzmacher reflects his period of employment during this fiscal year. The 2012 base salary reported in this column for Mr. Allin has been converted to U.S. dollars using the fiscal year 2012 average exchange rate of £1 = US$1.5942. The 2013 base salary reported in this column for Mr. Allin has been converted to U.S. dollars using the fiscal year 2013 average exchange rate of £1 = US$1.5760. The 2014 base salary reported in this column for Mr. Allin has been converted to U.S. dollars using the fiscal year 2014 average exchange rate of £1 = US$1.6011.

(e):	The amounts reported in this column consist of restricted performance shares/units and, for 2014, restricted share units granted under the Company’s 2009 Key Employee Stock Plan. The amounts noted for the restricted performance shares/units represent the value at the grant date based on the probable outcome of the performance conditions under the awards. Maximum value payouts of the restricted performance shares/units are 150% of target for 2014 and 2013, and 200% for 2012, and will only occur if the Company reaches preset “outstanding” performance benchmarks. To calculate the fair value of the awards, the market price on the date of grant is used in accordance with the FASB ASC Topic 718, Stock Compensation. Refer to Notes 2 and 18 in the Notes to the Consolidated Financial Statements in the Company’s 2014 Annual Report for the assumptions used in determining FAS ASC Topic 718, Stock Compensation values. The 2013 amount reported in this column for Mr. Cousens includes the $636,693 cash incentive in lieu of equity that was previously included in the Bonus column, and has been properly reclassified as a Stock Award.

(f):	The amounts reported in this column consist of stock options granted under the Company’s 2009 Key Employee Stock Plan. The assumptions used to calculate the stock option award values are in accordance with FASB ASC Topic 718, Stock Compensation. Refer to Notes 2 and 18 in the Notes to the Consolidated Financial Statements in the Company’s 2014 Annual Report for the assumptions used in determining FASB ASC Topic 718, Stock Compensation values. The amounts listed do not necessarily reflect the level of compensation that may be realized by our named executive officers.

(g):	The total annual incentive for 2014 was earned based on the achievement of pre-established corporate and, in the case of Mr. Miron and Mr. Allin, business financial measures—including revenue, profit and cash flow—approved by the Committee, as well as the achievement of strategic milestones that are designed to drive improved performance for the Company in the current and future fiscal years.

(h):	Messrs. Smith and Allin’s Present Value of Accumulated Benefits from the UK Qualified and UK Non-Qualified Plans were calculated using a British £ to US $ conversion factor
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of 1.5375 and 1.6811, for benefits as of 4/30/2013 and 4/30/2014, respectively. Messrs. Smith and Allin’s Present Value of Accumulated Benefits from the UK Qualified and UK Non-Qualified Plans were calculated using UK disclosure assumptions as of 4/30/2013 and 4/30/2014, as applicable. The change in pension value reflects the US Qualified, Excess and SERP benefits frozen as of June 30, 2013. Note the following:

●	Mr. Allin continues to accrue UK pension benefits.

●	Additional US pension accruals ceased as of the US plans’ freeze.

●	The change in pension value is mostly attributable to the net effects of changing the discount rates, decrease in the discount period, revising the mortality table, updating the UK exchange rates for UK pension benefits, the growth in included earnings (note the exception for Mr. Allin, as described below), and two months of US pension accruals since the 2013 proxy.

Mr. Allin’s and Mr. Miron’s pension values have decreased from the 2013 proxy. The main reason for the decrease in Mr. Allin’s pension value is that the his FY 2013 bonus was assumed to be includable in the determination of his accumulated plan benefit for the 2013 proxy, but was actually paid in July 2013 and therefore was not included in his frozen final average compensation as of June 30, 2013 used for the determination of his accumulated plan benefit for the 2014 proxy. The main reason for the decrease in Mr. Miron’s pension value is due to the increase in the discount rates used to determine present value for the 2014 proxy. The discount rates for the 2013 proxy were 3.65%, 4.05% and 4.25% for the qualified, Excess and SERP, respectively. The discount rates for the 2014 proxy are 4.1%, 4.5% and 4.8%, respectively.

(i):	All Other Compensation consists of the following in 2014:

●	Employer contributions to the Company 401(k) plan and Deferred Compensation Plan for Messrs. Smith, Cousens, Kritzmacher, Miron and Rinck, are valued at $41,580, $32,886, $18,750, $25,111 and $25,298 respectively.

●	Perquisites (financial planning, club membership fees, parking benefits) for Messrs. Smith, Cousens, Kritzmacher, Miron, Rinck and Allin, valued at $6,467, $11,324, $17,400, $7,424, $12,851 and $7,466.67, respectively.

●	The Committee agreed to provide Mr. Smith with an allowance to be reviewed annually and used to cover personal travel for himself and his family between the UK and the US, since part of his family resides in the UK. In fiscal year 2014, these travel expenses amounted to $65,000.

●	Mr. Smith continues to have tax obligations in the UK, and the Company has agreed to cover personal tax preparation and filing, and completion of other filing obligations in the UK and the US, amounting to $25,674 in fiscal year 2014, and included as “other compensation.”

●	Mr. Allin is a UK-based executive who travels extensively to the US, and has tax obligations in both the UK and the US. The Company has agreed to cover tax preparation and filing assistance in the UK and the US, and completion of other filing obligations in the UK and the US for Mr. Allin through PricewaterhouseCoopers (PwC), amounting to $74,556 in fiscal year 2014, and included as “other compensation.”

●	Mr. Allin, like other UK executives, receives an annual car allowance equal to £8250 per annum. That amount has been converted to $13,209 using the fiscal year 2013 average exchange rate of £1 = US$1.6011.
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Grants of Plan-Based Awards Table:			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
	Name [a]	Grant Date [b]	Threshold ($) [c]	Target ($) [d]	Maximum ($) [e]	Threshold (#) [f]	Target (#) [g]	Maximum (#) [h]	Units (#) [i]	Options (#) [j]	Awards ($/Sh) [k]	Awards ($) [l]

	Stephen M. Smith	6/19/2013	568,750	1,137,500	1,706,250
		6/25/2013				12,750	25,500	38,250			39.53	1,008,015
		6/25/2013							10,000		39.53	395,300
		6/25/2013								60,000	39.53	607,800
	Ellis E. Cousens	6/19/2013	340,000	680,000	1,020,000
	John A. Kritzmacher	6/17/2013							12,500		41.45	518,125
		6/19/2013	270,000	540,000	810,000
		6/25/2013				5,000	10,000	15,000			39.53	395,300
		6/25/2013								60,000	39.53	607,800
	Steven J. Miron	6/19/2013	244,625	489,250	733,875
		6/25/2013				3,450	6,900	10,350			39.53	272,757
		6/25/2013							2,800		39.53	110,684
		6/25/2013								15,800	39.53	160,054
	Gary Rinck	6/19/2013	193,125	386,250	579,375
		6/25/2013				3,150	6,300	9,450			39.53	249,039
		6/25/2013							2,500		39.53	98,825
		6/25/2013								14,300	39.53	144,859
	Mark J. Allin	6/19/2013	201,476	402,951	604,427
		6/25/2013				2,900	5,800	8,700			39.53	229,274
		6/25/2013							2,300		39.53	90,919
		6/25/2013								15,196	39.53	153,935

(c) to (e):	Represents the annual incentives for fiscal year 2014 that are based on achievement of financial goals and strategic milestones. Financial performance measures and relative weighting of each performance measure, as well as the threshold, target and outstanding levels of performance, are set at the beginning of the fiscal year. Revenue, profit and cash flow were the performance measures used for fiscal year 2014. Strategic milestones are designed to drive improved performance for the Company in the current and future fiscal years. Actual annual incentive payouts for fiscal year 2014 are indicated in column (g) of the Summary Compensation Table.

(f) to (h):	Represents the restricted performance share unit awards granted for the 2014 through 2016 performance period pursuant to the 2009 Key Employee Stock Plan. In fiscal 2014 executives received approximately 50% of their targeted long-term incentive in the form of restricted performance share units. Financial performance measures and relative weighting of each performance measure, as well as the threshold, target and outstanding levels of performance, are set at the beginning of the three-year plan cycle. Earnings per share and cumulative free cash flow are the performance measures used for the FY2014-16 performance cycle, weighted at 60% and 40%, respectively. No long-term incentive is payable unless the threshold performance level is reached for one of the performance measures. The restricted performance shares, if earned, vest 50% on April 30, 2017 and the remaining 50% on April 30, 2018. Dividends are not paid during the performance period, but dividend equivalents are paid on earned shares following the performance cycle and before vesting. Once the shares vest, dividends are paid on the retained shares.

(i):	Restricted share unit awards are granted on an annual basis, pursuant to the 2009 Key Employee Stock Plan. Shares vest 50% on April 30 the fourth year after grant and 50% on April 30 the fifth year after grant. In fiscal 2014 executives received approximately 20% of their targeted long-term incentive in the form of restricted share units. Dividend equivalents are paid on restricted share units until the shares vest. Once the shares vest, dividends are paid on the retained shares.
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(j):	Option grants are awarded on an annual basis, pursuant to the 2009 Key Employee Stock Plan. Options have terms of ten years and vest 50% on April 30 the fourth year after grant and 50% on April 30 the fifth year after grant. All employees’ stock options have exercise prices that are equal to the grant date closing market price of Class A Stock. In fiscal 2014 executives received approximately 30% of their targeted long-term incentive in the form of stock options.

(k):	The closing stock price on June 25, 2013. The exercise price of all stock options may not be less than 100% of the fair market value of the stock on the date of grant.

(l):	The grant date fair value of the restricted performance shares and stock options is computed in accordance with FASB ASC Topic 718, Stock Compensation. The grant date fair value of the restricted performance share unit and restricted share unit awards is based on a $39.53 stock price. The fair value disclosed in this column for the restricted performance share units represents the total fair value of those awards at the target level. Maximum value payouts are 150% of target, and will only occur if the Company reaches preset “outstanding” performance benchmarks. The grant date fair value of stock option awards is based on a $10.13 Black-Scholes value. Refer to Notes 2 and 18 in the Notes to the Consolidated Financial Statements in the Company’s 2014 Annual Report for the assumptions made in determining FASB ASC Topic 718, Stock Compensation values.

		Option Awards						Stock Awards
Outstanding Equity Awards at Fiscal Year End:	Name [a]	Number of Securities Under- lying Unexer- cised Options (#) Exercisable [b]	Number of Securities Underlying Unexer- cised Options (#) Unexer- cisable [c]		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) [d]	Option Exercise Price ($) [e]	Option Expiration Date [f]	Number of Shares or Units of Stock That Have Not Vested (#) [g]		Market Value of Shares or Units of Stock That Have Not Vested ($) [h]	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) [i]	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) [j]

	Stephen M. Smith	17,205				$38.55	6/21/2015	8,437	(1)	484,790	20,000	1,149,200
		22,940				$33.05	6/21/2016	20,000	(5)	1,149,200	25,500	1,465,230
		28,675				$48.46	6/27/2017	9,540	(2)	548,168
		28,675				$47.55	6/25/2018	10,000	(4)	574,600
		70,000				$35.04	6/24/2019
		35,000				$40.02	6/23/2020
			35,000	(1)		$40.02	6/23/2020
			100,000	(2)		$49.55	6/22/2021
			100,000	(3)		$48.06	6/25/2022
			60,000	(4)		$39.53	6/24/2023
	Ellis E. Cousens	36,432				$47.55	6/25/2018	6,490	(1)	372,915	7,222	414,976
		130,000				$35.04	6/24/2019	4,770	(2)	274,084
		32,500				$40.02	6/23/2020
			32,500	(1)		$40.02	6/23/2020
			65,000	(2)		$49.55	6/22/2021
	John A. Kritzmacher		60,000	(4)		$39.53	6/24/2023	12,500	(6)	718,250	10,000	574,600
	Steven J. Miron	4,900				$33.05	6/21/2016	3,245	(1)	186,458	5,500	316,030
		4,400				$48.46	6/27/2017	2,385	(2)	137,042	6,900	396,474
		4,600				$47.55	6/25/2018	2,800	(4)	160,888
		7,000				$35.04	6/24/2019
		12,500				$40.02	6/23/2020
			12,500	(1)		$40.02	6/23/2020
			25,000	(2)		$49.55	6/22/2021
			27,500	(3)		$48.06	6/25/2022
			15,800	(4)		$39.53	6/24/2023
	Gary Rinck	30,000				$48.46	6/27/2017	3,894	(1)	223,749	6,000	344,760
		30,000				$47.55	6/25/2018	2,862	(2)	164,451	6,300	361,998
		30,000				$35.04	6/24/2019	2,500	(4)	143,650
		12,500				$40.02	6/23/2020
			12,500	(1)		$40.02	6/23/2020
			25,000	(2)		$49.55	6/22/2021
			25,000	(3)		$48.06	6/25/2022
			14,300	(4)		$39.53	6/24/2023
	Mark Allin	5,000				$38.55	6/21/2015	3,245	(1)	186,458	4,500	258,570
		4,100				$33.05	6/21/2016	2,147	(2)	123,367	5,800	333,268
		3,500				$48.46	6/27/2017	2,300	(4)	132,158
		4,500				$47.55	6/25/2018
		7,495				$35.04	6/24/2019
		14,338				$40.02	6/23/2020
			14,337	(1)		$40.02	6/23/2020
			26,100	(2)		$49.55	6/22/2021
			26,100	(3)		$48.06	6/25/2022
			15,196	(4)		$39.53	6/24/2023
51

(1)	Remaining 50% of award vests on April 30, 2015.

(2)	Award vests 50% on April 30, 2015 and 50% on April 30, 2016.

(3)	Award vests 50% on April 30, 2016 and 50% on April 30, 2017.

(4)	Award vests 50% on April 30, 2017 and 50% on April 30, 2018.

(5)	Award vests 50% on June 23, 2015 and 50% on June 23, 2016.

(6)	Award vests 50% on June 17, 2015 and 50% on June 17, 2016.

(e):	The exercise price of all stock options may not be less than 100% of the fair market value of the stock on the date of grant.

(f):	Stock options have a term of 10 years. Stock options continue to vest and can be exercised for three years following retirement, but no later than the expiration of the option.

(g):	Represents the second half of the restricted performance shares earned for the 2011 to 2013 long-term incentive cycle, and all restricted performance shares earned for the 2012 to 2014 long-term incentive cycle, which will vest as noted above.

(h) and (j):	Based on the April 30, 2014 closing market price of Class A stock of $57.46.

(i):	Represents the target number of restricted performance shares granted but yet-to-be earned for the 2013-2015 and 2014-2016 long-term incentive cycles. The 2013-2015 shares, if earned, will vest half on April 30, 2016 and half on April 30, 2017. The 2014-2016 shares, if earned, will vest half on April 30, 2017 and half on April 30, 2018.

Option Exercises and Stock Vested Table:		Option Awards		Stock Awards
		Number of Shares		Number of
		Acquired on	Value Realized	Shares Acquired	Value Realized
	Name [a]	Exercise (#) [b]	on Exercise ($) [c]	on Vesting (#) [d]	on Vesting ($) [e]

	Stephen M. Smith	17,205	$299,400	17,537	$1,007,676
	Ellis E. Cousens	93,568	$832,204	28,890	$1,660,019
	John A. Kritzmacher	—	—	—	—
	Steven J. Miron	6,000	$109,891	4,625	$265,753
	Gary Rinck	25,000	$461,250	8,094	$465,081
	Mark J. Allin	—	—	4,505	$258,857

(c):	The value realized on exercise represents the excess of the fair market value of the underlying securities purchased on the date of exercise over the exercise price contained in the option.

(d):	Vesting of the second half of the restricted performance shares earned from the fiscal year 2010-12 Executive Long-Term Incentive Plan (Messrs. Smith, Cousens and Rinck) and Business Officer Long-Term Incentive Plan (Messrs. Miron and Allin), and the first half of the restricted performance shares earned from the fiscal year 2011-13 Executive Long-Term Incentive Plan, for fiscal year 2011-13) on April 30, 2014, granted pursuant to the 2009 Key Employee Stock Plan.

(e):	The value realized on the vesting of restricted stock awards represents the value of stock no longer subject to a risk of forfeiture or other restrictions, obtained by multiplying the number of shares of stock released from such restrictions by the closing market price of Class A stock on April 30, 2014, of $57.46.
52

Pension Benefits Table:				Present Value of
			Number of Years	Accumulated	Payments During
			Credited Service	Benefit(3)	Last Fiscal Year
	Name	Plan	(#)	($)	($)
	[a]	[b]	[c]	[d]	[e]

	Stephen M. Smith	Qualified Plan	11	350,971	0
		Excess Plan	11	845,789	0
		SERP	21	4,590,012	0
		UK Qualified Plan(1)(2)	10	2,583,851	0
		UK Non-Qualified Benefit(1)(2)	10	2,038,334	0
	Ellis E. Cousens	Qualified Plan	12	426,744	0
		Excess Plan	12	1,508,140	0
		SERP	12	5,394,136	0
	Steven J. Miron	Qualified Plan	20	314,808	0
		Excess Plan	20	415,637	0
		SERP	20	2,492,616	0
	Gary Rinck	Qualified Plan	9	272,918	0
		Excess Plan	9	754,628	0
		SERP	9	2,740,979	0
	Mark J. Allin	Qualified Plan	N/A	N/A	0
		Excess Plan	N/A	N/A	0
		SERP	13	981,216	0
		UK Qualified Plan(1)(2)	13	1,007,147	0

(1)	Mark Allin and Stephen Smith’s Present Value of Accumulated Benefits from the UK Qualified and UK Non-Qualified Plans were calculated using a British £ to US $ conversion factor of 1.6811.

(2)	Mark Allin and Stephen Smith’s Present Value of Accumulated Benefits from the UK Qualified and UK Non-Qualified Plans were calculated using UK disclosure assumptions including a 4.30% discount rate.

(3)	The credited service and the accumulated benefits used to determine the present value of the US Qualified, Excess and SERP benefits are as of the US plans’ freeze on June 30, 2013. Stephen Smith’s UK accumulated plan benefits used to determine present value are based on his UK plan credited service as shown. Mr. Allin’s UK plan credited service and accumulated benefit used to determine present value are as of April 30, 2014.

(d):	The amounts shown in the table above for all plans represent the actuarial present values of the executive’s accumulated benefits accrued as of April 30, 2014, calculated using the same assumptions in footnote 17 of the Company’s financial statements, except that the SERP benefit for Messrs. Cousens and Rinck calculated under the 1989 SERP has no mortality assumption and under the 1989 and 2005 SERP, no recognition of pre-retirement mortality.

The Employees Retirement Plan of John Wiley & Sons, Inc. (the Qualified Plan)

A description of each plan follows.

The Company sponsors a qualified defined benefit pension plan to provide retirement benefits to U.S. based employees of the Company. The Plan pays benefits at retirement to participants who terminate or retire from the Company after meeting certain eligibility requirements. Prior to January 1, 2005, benefits under the Qualified Plan provided for annual normal benefits payable at normal retirement age of 65 based on certain factors times average final compensation times years of service not to exceed 35 (the “Previous Benefit Formula”). Effective January 1, 2005 the Qualified Plan formula was revised to provide covered participants with enhanced future benefits. After January 1, 2005, benefits are calculated as the sum of:

●	A frozen benefit as of December 31, 2004, calculated under the Previous Benefit Formula, plus

●	An annual benefit earned for benefit service after January 1, 2005. The amount of each year’s accrual is the sum of:

●	total annual compensation (annual base salary, plus 100% of bonus) for the year up to and including 80% of that year’s Social Security Wage Base times 1.0%, plus

●	total annual compensation for the year in excess of 80% of that year’s Social Security Wage Base times 1.3%.

In fiscal year 2013, the Company announced a cessation of accruals and freeze of participation in the US Qualified Retirement Plan, effective June 30, 2013.
53

The plan recognizes a maximum of 35 years of benefit service, accruing through June 30, 2013. If the total benefit service is greater than 35 years at age 65, the benefit will be equal to the 35 consecutive years of benefit accruals that produce the highest combined amount.

The plan provides for retirement as early as age 55 with ten years of service. The age 65 benefit is reduced by 4% per year for each year less than 65, unless a participant has 20 years of service, in which case the participant can retire as early as age 62 without an early retirement reduction.

The frozen benefit calculated under the Previous Benefit Formula for the combined Qualified Plan and the Excess Plan described below for Messrs. Smith, Cousens, Miron, and Rinck is $17,804, $30,168, $13,407, and $3,399, respectively.

Messrs. Smith, Cousens and Rinck are eligible for early retirement under this plan.

The Nonqualified Supplemental Benefit Plan (the Excess Plan)

The Excess Plan provides benefits that would otherwise be denied participants by reason of certain Code limitations on the tax-qualified benefit. In addition, the Excess Plan provides benefits to certain individuals which arise from additional service credit granted for previous employment with acquired companies.

Average final compensation and total annual compensation are determined under the Excess Plan in the same manner as under the Qualified Plan, except that a participant’s compensation is not subject to the limitations under the Code. Years of service under the Qualified Plan and the Excess Plan are the number of years and months through the plans’ freeze date, June 30, 2013, limited to 35 years, worked for the Company and its subsidiaries after attaining age 21.

In fiscal year 2013, the Company announced a cessation of accruals and freeze of participation in the US Supplemental Benefit (“Excess”) Plan, effective June 30, 2013.

Messrs. Smith, Cousens and Rinck are eligible for early retirement under this plan.

Supplemental Executive Retirement Plan (the SERP)

In March 2005, the Board froze participation in the existing 1989 SERP and adopted the 2005 SERP. All active participants in the 1989 SERP, except those who were directors, 5% owners or who were within two years of the normal retirement age of 65, were given the option, prior to December 31, 2005, to waive their right to all benefits under the 1989 SERP and receive benefits under the 2005 SERP in consideration of that waiver. Four participants elected to do so. Messrs. Cousens and Rinck remain in the 1989 SERP.

The benefit under the 1989 SERP is the higher of the “primary” or the “additional” benefit.

●	The primary benefit consists of ten annual payments commencing at retirement (at or after age 65) determined by multiplying the participant’s base salary rate at retirement by 2.5, reducing the result by $50,000 and dividing the remainder by five. The plan also provides for an alternative early retirement benefit for participants who retire after age 55 with five years of service, a reduced payment for participants whose employment is terminated prior to age 65 other than on account of death (and who do not qualify for early retirement) and a survivor benefit for the beneficiaries of a participant who dies prior to age 65 while employed by the Company or an affiliate.

●	The additional benefit provides participants with a guaranteed total annual retirement benefit beginning at age 65 for ten years of 50%, 55%, or 65% (the “Applicable Percentage”) of average compensation, defined as base salary and annual incentive, over the executive’s highest three consecutive years. This amount is reduced by the retirement benefits under the Qualified Plan, the Excess Plan and the primary benefit above. The Applicable Percentage for Messrs. Cousens and Rinck are 55%, and 50%, respectively.

The 2005 SERP provides a lifetime annual benefit determined by multiplying the executive’s average compensation over the highest three consecutive years times a service factor, which is the sum of years of service up to 20 years times 2%, plus years of service in excess of 20 times 1%, to a maximum of 35 years total. The 2005 SERP provides a reduced early retirement benefit for participants calculated in the same manner as the 1989 plan. The participant may elect to receive his or her benefit in the form of a joint and survivor benefit on an actuarial equivalent basis. All other terms of the 2005 SERP are substantially the same as the 1989 SERP.

54

In fiscal year 2013, the Company announced a cessation of accruals and freeze of participation in the US Supplemental Executive Retirement Plan (“SERP”), effective June 30, 2013.

Messrs. Smith, Cousens and Rinck are eligible for early retirement under this plan.

The John Wiley & Sons Limited Retirement Benefits Scheme (UK Qualified Plan)	The Company sponsors an approved defined benefit scheme to provide benefits to UK based employees of the Company. The Scheme provides benefits at retirement to participants who terminate or retire from the Company after meeting certain eligibility requirements. Members have a right to take benefits at Normal Retirement Date (age 65), or earlier subject to conditions as have been notified to them.

The basic rate of accrual under the Scheme is 1/60th of Final Pensionable Salary for each year and complete month of Pensionable Service. Different rates of accrual are provided for certain members as advised separately to them.

Early retirement is possible, subject to Company/Scheme Trustees consent, from age 55. A reduction factor, unless otherwise agreed with the Scheme member concerned under separate notification, is applied for each year (and complete month) benefits are taken prior to Normal Retirement Date. Reduction factors are determined by the Scheme Trustees in conjunction with advice from the Scheme Actuary, and are subject to regular review.

The Unapproved Supplemental UK Plan (the UK Non-Qualified Plan)	This arrangement provides benefits, for individuals nominated by the Company, that otherwise be denied by Her Majesty’s Revenue & Customs due to benefit limitations under approved benefit schemes. For Mr. Smith the Plan originally provided benefits in the same manner as under the UK Qualified Plan for benefits in excess of the limits under the latter. However, for Mr. Smith this was changed by mutual consent in a letter dated November 12, 2009 and signed by Mr. Smith on November 13, 2009. Under this revised structure, Mr. Smith agrees to defer his benefit until age 65 (or until termination of employment if sooner).
Nonqualified Deferred

Compensation (NQDC) Table:	Name (a)	Executive Contributions in Last FY ($) (b)	Registrant Contributions in Last FY ($) (c)	Aggregate Earnings in Last FY ($) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last FYE ($) (f)

	Stephen M. Smith	97,313	26,357	21,368	0	471,309
	Ellis E. Cousens	69,676	18,027	19,729	0	433,825
	John A. Kritzmacher	0	2,100	100	0	2,200
	Steven J. Miron	45,064	11,175	4,235	0	118,136
	Gary Rinck	85,382	11,173	286,063	285,691	2,144,770
	Mark J. Allin	N/A	N/A	N/A	N/A	N/A

Participants in the company’s Nonqualified Deferred Compensation Plan (the “NQDC Plan”) may elect to defer up to 25% of their base salary, or up to 100% of their annual cash incentive compensation. If the participant’s Company matching contributions under the Employees’ Savings Plan are restricted due to code contribution or compensation limitations, he/she is eligible to receive a Company matching contribution of up to 1.5% of pay in excess of qualified plan limits under the NQDC Plan. Mirroring Company contributions under the Savings Plan, the Company also makes Basic Retirement Contributions, and may make Discretionary Contributions, recognizing pay in excess of qualified plan limits, under the NQDC Plan. Since Mr. Allin is a UK-based executive, he is not eligible to participate in the NQDC Plan.
55

Participants designate one or more investment funds which are used to measure the income credited to their account. Although not required to do so, the Company has elected to invest the funds deferred under the plan substantially as directed by the participants. The funds currently available under the NQDC Plan and their returns for the last fiscal year are shown below:

Deferred Compensation Funds	Rate of Return for 1 year ending 04/30/2014

Vanguard VIF Money Market	0.10%
PIMCO VIT Total Return	–1.84%
PIMCO VIT Real Return	–6.89%
MFS VIT Value	19.63%
Fidelity VIP Index 500	20.32%
American Funds IS Growth	17.83%
Invesco Van Kampen VI Mid Cap Value I	20.97%
Fidelity VIP Mid Cap	22.22%
Royce Capital Small Cap	22.45%
Vanguard VIF Small Company Growth	23.82%
MFS VIT II International Value	13.00%
MFS VIT II International Growth	7.28%
Northwestern Mutual Life Insurance	5.50%

Account balances under the NQDC Plan are distributed to participants in accordance with their individual elections made at the time of the deferral election. Participants may elect to receive their contributions on a designated date or upon separation of service, subject to the restrictions of Section 409A of the Code. Distributions on account of termination or retirement are available in a lump sum or annual installments over up to 15 years.

Amounts in column (b) are included in columns (c), and (d) on the Summary Compensation Table.

Payments upon	Stephen M. Smith
Termination and Change of Control Tables:	Executive Benefits and Payments Upon Termination	Retirement	Resignation without Good Reason	Dismissal without Cause or Resignation for Good Reason (absent CoC)	Dismissal without Cause or Resignation for Good Reason (following CoC)

	Compensation:
	Severance — Base Salary	$0	$0	$1,750,000	$1,750,000
	Severance — Annual Incentive	$0	$0	$0	$2,100,000
	Prorated Annual Incentive	$0	$0	$0	$1,050,000
	ELTIP — Restricted Performance Share Units	$0	$0	$0	$2,614,430
	Restricted Stock (Performance Shares Earned but Not Vested)(1)	$2,783,190	$2,783,190	$2,783,190	$2,783,190
	Restricted Stock (Time based)	$0	$0	$0	$574,600
	Stock Options(2)	$0	$0	$0	$2,341,400
	Benefits(3)	$0	$0	$49,693	$49,693
	SERP(4)	$3,748,879	$3,748,879	$3,748,879	$6,360,283
	Excess Plan(4)	$2,303,001	$2,303,001	$2,303,001	$2,303,001
	Qualified Plan(4)	$1,774,425	$1,774,425	$1,774,425	$1,774,425
	NQDC(5)	$471,309	$471,309	$471,309	$471,309
	Total:	$11,080,804	$11,080,804	$12,880,497	$24,172,331

(1)	Vesting accelerates in all 4 termination scenarios since the executive has achieved age 55 and 10 years of service criteria.
(2)	Reflects the intrinsic value of those stock options that become vested because of the change of control based on the 4/30/2014 closing stock price ($57.46).
(3)	Presumes benefits are similar to those available to salaried employees and therefore only need to be disclosed in the dismissal columns.
(4)	Amounts shown are lump sum values (based on the PPA mortality table and the Section 417(e)(3) segment rates in effect for April 2014), even though plan documents only permit annuity payments, except on termination following a change of control. Annual benefits are:
Qualified: $181,547 / year as a life annuity Excess: $221,900 / year as a life annuity SERP: $263,647 / year as a life annuity
(5)	Balance is paid as a lump sum on termination following a change of control; otherwise distribution is available in a lump sum or annual installments over up to 15 years.
56

Ellis E. Cousens

Executive Benefits and Payments Upon Termination	Retirement	Resignation without Good Reason	Dismissal without Cause or Resignation for Good Reason (absent CoC)	Dismissal without Cause or Resignation for Good Reason (following CoC)

Compensation:
Severance — Base Salary	$0	$0	$1,020,000	$1,360,000
Severance — Annual Incentive	$0	$0	$0	$1,360,000
Prorated Annual Incentive	$0	$0	$0	$680,000
ELTIP — Restricted Performance Share Units	$0	$0	$0	$414,976
Restricted Stock (Performance Shares Earned but Not Vested) (1)	$947,515	$947,515	$947,515	$947,515
Restricted Stock (Time based)	$0	$0	$0	$0
Stock Options (2)	$0	$0	$0	$1,080,950
Benefits (3)	$0	$0	$32,372	$43,163
Transition Award (4)	$783,198	$0	$0	$0
SERP (5)	$5,494,408	$5,494,408	$5,494,408	$5,499,566
Excess Plan (5)	$1,535,554	$1,535,554	$1,535,554	$1,535,554
Qualified Plan (5)	$446,679	$446,679	$446,679	$446,679
NQDC (6)	$433,825	$433,825	$433,825	$433,825
Total:	$9,641,179	$8,857,981	$9,910,353	$13,802,228
(1)	Vesting accelerates in all 4 termination scenarios since the executive has achieved age 55 and 10 years of service criteria.
(2)	Reflects the intrinsic value of those stock options that become vested because of the change of control based on the 4/30/2014 closing stock price ($57.46).
(3)	Presumes benefits are similar to those available to salaried employees and therefore only need to be disclosed in the dismissal columns.
(4)	Represents cash payment approved by the Executive Compensation & Development Committee in March 2012 and was paid in July 2014. Payout was based on successful transition of responsibilities, completion of agreed projects and the stock price on April 30, 2014.
(5)	Amounts shown are lump sum values (based on the PPA mortality table and the Section 417(e)(3) segment rates in effect for April 2014), even though plan documents only permit annuity payments, except on termination following a change of control. Annual benefits are:
Qualified: $33,024 / year as a life annuity
Excess: $113,527 / year as a life annuity
SERP: $642,039 / year as a 10 year certain
(6)	Balance is paid as a lump sum on termination following a change of control; otherwise distribution is available in a lump sum or annual installments over up to 15 years.

John A. Kritzmacher
Executive Benefits and Payments Upon Termination	Retirement	Resignation without Good Reason	Dismissal without Cause or Resignation for Good Reason (absent CoC)	Dismissal without Cause or Resignation for Good Reason (following CoC)

Compensation:
Severance — Base Salary	$0	$0	$600,000	$1,200,000
Severance — Annual Incentive	$0	$0	$0	$1,080,000
Prorated Annual Incentive	$0	$0	$0	$468,986
ELTIP — Restricted Performance Share Units	$0	$0	$0	$574,600
Restricted Stock (Performance Shares Earned but Not Vested)	$0	$0	$0	$718,250
Restricted Stock (Time based)	$0	$0	$0	$0
Stock Options (1)	$0	$0	$0	$0
Benefits (2)	$0	$0	$29,151	$58,302
SERP (3)	N/A	N/A	N/A	N/A
Excess Plan (3)	N/A	N/A	N/A	N/A
Qualified Plan (3)	N/A	N/A	N/A	N/A
NQDC (4)	$2,200	$2,200	$2,200	$2,200
Total:	$2,200	$2,200	$631,351	$4,102,338
57

(1)	Reflects the intrinsic value of those stock options that become vested because of the change of control based on the 4/30/2014 closing stock price ($57.46).
(2)	Presumes benefits are similar to those available to salaried employees and therefore only need to be disclosed in the dismissal columns.
(3)	Mr. Kritzmacher is not eligible for any DB benefits (Qualified, Excess and SERP) because he was hired in June 2013. The pension plans closed to new participants as of 07/01/2013.
(4)	Balance is paid as a lump sum on termination following a change of control; otherwise distribution is available in a lump sum or annual installments over up to 15 years.

Steven J. Miron
Executive Benefits and Payments Upon Termination	Retirement	Resignation without Good Reason	Dismissal without Cause or Resignation for Good Reason (absent CoC)	Dismissal without Cause or Resignation for Good Reason (following CoC)

Compensation:
Severance — Base Salary	$0	$0	$1,030,000	$1,030,000
Severance — Annual Incentive	$0	$0	$0	$978,500
Prorated Annual Incentive	$0	$0	$0	$489,250
ELTIP — Restricted Performance Share Units	$0	$0	$0	$712,504
Restricted Stock (Performance Shares Earned but Not Vested)	$0	$0	$0	$473,758
Restricted Stock (Time based)	$0	$0	$0	$160,888
Stock Options (1)	$0	$0	$0	$674,250
Benefits (2)	$0	$0	$39,613	$39,613
SERP (3)	$1,597,311	$1,597,311	$1,597,311	$5,187,667
Excess Plan (3)	$286,431	$286,431	$286,431	$286,431
Qualified Plan (3)	$228,941	$228,941	$228,941	$228,941
NQDC (4)	$118,136	$118,136	$118,136	$118,136
Total:	$2,230,819	$2,230,819	$3,300,432	$10,379,938
(1)	Reflects the intrinsic value of those stock options that become vested because of the change of control based on the 4/30/2014 closing stock price ($57.46).
(2)	Presumes benefits are similar to those available to salaried employees and therefore only need to be disclosed in the dismissal columns.
(3)	Amounts shown are lump sum values (based on the PPA mortality table and the Section 417(e)(3) segment rates in effect for April 2014), even though plan documents only permit annuity payments, except on termination following a change of control. Annual benefits are:
Qualified: $37,148 / year as a life annuity
Excess: $46,476 / year as a life annuity
SERP: $259,178 / year as a life annuity
(4)	Balance is paid as a lump sum on termination following a change of control; otherwise distribution is available in a lump sum or annual installments over up to 15 years.

Gary Rinck
Executive Benefits and Payments Upon Termination	Retirement	Resignation without Good Reason	Dismissal without Cause or Resignation for Good Reason (absent CoC)	Dismissal without Cause or Resignation for Good Reason (following CoC)

Compensation:
Severance — Base Salary	$0	$0	$772,500	$1,030,000
Severance — Annual Incentive	$0	$0	$0	$772,500
Prorated Annual Incentive	$0	$0	$0	$386,250
ELTIP — Restricted Performance Share Units	$0	$0	$0	$706,758
Restricted Stock (Performance Shares Earned but Not Vested) (1)	$568,509	$568,509	$568,509	$568,509
Restricted Stock (Time based)	$0	$0	$0	$143,650
Stock Options (2)	$0	$0	$0	$650,750
Benefits (3)	$0	$0	$14,122	$18,829
SERP (4)	$2,774,015	$2,774,015	$2,774,015	$3,223,919
Excess Plan (4)	$745,828	$745,828	$745,828	$745,828
Qualified Plan (4)	$278,967	$278,967	$278,967	$278,967
NQDC (5)	$2,144,770	$2,144,770	$2,144,770	$2,144,770
Total:	$6,512,089	$6,512,089	$7,298,711	$10,670,730
58

(1)	Vesting accelerates in all 4 termination scenarios since the executive has achieved age 55 and 10 years of service criteria.

(2)	Reflects the intrinsic value of those stock options that become vested because of the change of control based on the 4/30/2014 closing stock price ($57.46).

(3)	Presumes benefits are similar to those available to salaried employees and therefore only need to be disclosed in the dismissal columns.

(4)	Amounts shown are lump sum values (based on the PPA mortality table and the Section 417(e)(3) segment rates in effect for April 2014), even though plan documents only permit annuity payments, except on termination following a change of control. Annual benefits are:

Qualified: $25,908 / year as a life annuity
Excess: $69,265 / year as a life annuity
SERP: $324,153 / year as a 10 year certain

(4)	Balance is paid as a lump sum on termination following a change of control; otherwise distribution is available in a lump sum or annual installments over up to 15 years

Mark J. Allin

Executive Benefits and Payments Upon Termination	Retirement	Resignation without Good Reason	Dismissal without Cause or Resignation for Good Reason (absent CoC)	Dismissal without Cause or Resignation for Good Reason (following CoC)

Compensation:
Severance — Base Salary	$0	$0	$630,074	$840,099
Severance — Annual Incentive	$0	$0	$0	$798,094
Prorated Annual Incentive	$0	$0	$0	$399,047
ELTIP — Restricted Performance
Share Units	$0	$0	$0	$591,838
Restricted Stock (Performance
Shares Earned but Not Vested)	$0	$0	$0	$445,028
Restricted Stock (Time based)	$0	$0	$0	$132,158
Stock Options (1)	$0	$0	$0	$701,837
Benefits (2)	$0	$0	$10,010	$13,347
SERP (3)	$581,794	$581,794	$581,794	$2,030,336
Excess Plan (3)	N/A	N/A	N/A	N/A
Qualified Plan (3)	$311,046	$311,046	$311,046	$311,046
NQDC	$0	$0	$0	$0
Total:	$892,840	$892,840	$1,532,924	$6,262,830

(1) Reflects the intrinsic value of those stock options that become vested because of the change of control based on the 4/30/2014 closing stock price ($57.46).

(2) Presumes benefits are similar to those available to salaried employees and therefore only need to be disclosed in the dismissal columns.

(3) Amounts shown are lump sum values (based on the PPA mortality table and the Section 417(e)(3) segment rates in effect for April 2014), even though plan documents only permit annuity payments, except on termination following a change of control. Annual benefits are:

Qualified: $50,470 / year as a life annuity
Excess: N/A / year as a life annuity
SERP: $94,401 / year as a life annuity

The preceding tables—Potential Payments upon Termination or Change of Control—show the payments and benefits our named executives would receive in connection with a variety of employment termination scenarios and upon a change of control. For the named executive officers, the information assumes the terminations and change of control occurred on April 30, 2014. All of the payments and benefits described below would be provided by the Company or its affiliates.

The tables do not include amounts such as base salary, annual incentives and stock awards the named executive officers earned due to employment through April 30, 2014.

Under the 2009 Key Employee Stock Plan, the Committee may elect to accelerate the vesting of performance stock which has been earned but not vested for a retiring executive. Payout for current cycles will be made in shares following the end of the performance cycle.
59

The named officers and certain other executives are covered by employment agreements which provide for the following in the event of a “without cause termination” or “constructive discharge” without a change of control:

●	Severance—base salary: Messrs. Smith and Miron—24 months; Messrs. Cousens, Rinck and Allin—18 months; Mr. Kritzmacher—12 months.

●	Restricted Performance Shares/Units-Mr. Smith-accelerated vesting of all earned Restricted Performance Shares/Units for completed cycles.

●	Company—paid health and welfare benefits, for their respective severance periods:

Messrs. Smith and Miron—24 months; Messrs. Cousens, Rinck and Allin—18 months; Mr. Kritzmacher—12 months.

The named officers and certain other executives are covered by employment agreements which provide for the following, in the event of a “without cause termination” or “constructive discharge” following a change of control, as defined:

●	Severance—base salary: Messrs. Smith, Cousens, Kritzmacher, Miron, Rinck and Allin—24 months.

●	Severance—annual target incentive-Messrs. Smith, Cousens, Kritzmacher, Miron, Rinck and Allin—2 years.

●	Company—paid health and welfare benefits—Messrs. Smith, Cousens, Kritzmacher, Miron, Rinck and Allin—24 months.

●	Messrs. Smith, Cousens, Miron, Rinck and Allin—a lump-sum payment under the 1989 or 2005 SERP, equal to the present value of the benefit to which the participant would have been entitled if he/she had attained age 65 and retired on the date of such termination of employment.

●	Messrs. Smith, Cousens, Miron and Rinck—a lump-sum payment of the accrued benefit under the Excess Plan.

●	Messrs. Smith, Cousens, Kritzmacher, Miron and Rinck—immediate payment of the current balance of the NQDC Plan.

Upon a “change of control”, as defined, under the 2004 and 2009 Key Employee Stock Plan, for grants made prior to June 2011,

●	All outstanding options shall become immediately exercisable up to the full number of shares covered by the option.

●	All outstanding target restricted performance shares shall become immediately vested.

●	All shares of restricted stock that would otherwise remain subject to restrictions shall be free of such restrictions.

●	Beginning with the June 2011 equity awards, double-trigger vesting of equity upon a change of control will apply in cases where the acquiring company is a publicly traded company, and that company assumes or replaces the outstanding equity.

●	In fiscal year 2012, the Company modified the executive employment agreements to eliminate excise tax “gross-ups” upon a change of control.

“Change of Control” shall mean an event which shall occur if there is:

(i)	a change in the ownership of the Company;

(ii)	a change in the effective control of the Company; or

(iii)	a change in the ownership of a substantial portion of the assets of the Company.

For purposes of this definition, a change in the ownership occurs on the date on which any one person, or more than one person acting as a group (as defined in Treasury regulations 1.409A-2(i)(5)(v)(B)), acquires ownership of stock that, together with stock held by such person or group constitutes more than 50% of the total fair market value or total voting power of the stock of the Company.
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A change in the effective control occurs on the date on which either:

(i)	a person, or more than one person acting as a group (as defined in Treasury regulations 1.409A-2(i)(5)(v)(B)), acquires ownership of stock possessing 30% or more of the total voting power of the stock of the Company, taking into account all such stock acquired during the 12-month period ending on the date of the most recent acquisition, or

(ii)	a majority of the members of the Board of Directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of such Board of Directors prior to the date of the appointment or election, but only if no other corporation is a majority shareholder.

A change in the ownership of a substantial portion of assets occurs on the date on which any one person, or more than one person acting as a group (as defined in Treasury regulations 1.409A-2(i)(5)(v)(B)), other than a person or group of persons that is related to the Company, acquires assets that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions, taking into account all such assets acquired during the 12-month period ending on the date of the most recent acquisition. The determination as to the occurrence of a Change of Control shall be based on objective facts and in accordance with the requirements of Code Section 409A and the regulations promulgated thereunder.

DIRECTORS’ COMPENSATION

Directors’ Compensation 2014

Our non-employee directors received an annual retainer of $75,000 and committee chairmen, except the chairman of the Executive Committee, received an additional annual retainer of $15,000. No fees are paid for attendance at meetings. No non-employee director receives any other compensation from the Company, except for reimbursement of expenses incurred for attendance at Board meetings. Directors who are employees do not receive an annual retainer for Board or committee service. Effective September 18, 2014, the annual retainer for non-employee directors will be increased to $80,000 in cash.

Pursuant to the Director Stock Plan, our non-employee directors receive an annual award of Class A shares equal to $72,500. On September 19, 2013, a total of 12,408 Class A shares were awarded to directors. Effective September 18, 2014, our non-employee directors will receive an annual stock grant equal to $100,000. In addition, in order to enhance alignment between the Board and the shareholders, the Board has increased the Director Stock Ownership Guideline from the current ownership requirement of an amount equal to three times current cash retainer value to five times current cash retainer value. This change will take effect on September 18, 2014.

The Company has established a Deferred Compensation Plan for Directors (the “Deferred Plan”) Amended and Restated as of January 1, 2009. Non-employee directors are eligible to participate, and may defer all or a portion of their annual retainer fees in the form of cash and/or Class A Common Stock. They may also defer their annual stock award. Seven of our eleven directors currently participate in the Deferred Plan. Retainers deferred in cash accrue interest annually based on the prime rate. Retainers deferred in the form of Class A Common Stock receive dividend equivalent units based on the closing price of the Class A Common Stock on the record date. Deferred cash and/or stock is payable to the directors upon their retirement from the Board, either in a lump sum or in the form of annual instalments.

Our active directors and their spouses are eligible to participate in the Company’s Matching Gift Program. The Company will match the first $1,000 given by the donor as follows: three-to-one on the first $500, and one-to-one on the second $500, up to a maximum contribution of $2,000 per institution, per donor, per calendar year.
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The table below indicates the total cash compensation received by each non-employee director during fiscal 2014.

Name	Fees Earned or Paid in Cash	Stock Awards	All Other Compensation	Total

Mari Jean Baker(2)(3)	$75,000.00	$72,500.00	$3,887.03	$151,387.03
Linda P.B. Katehi(2)(3)	$75,000.00	$72,500.00	$3,887.03	$151,387.03
Matthew S. Kissner*(2)(3)	$90,000.00	$72,500.00	$19,983.39	$182,483.39
Raymond W. McDaniel, Jr.*(2)(3)(5)	$90,000.00	$72,500.00	$25,545.00	$188,045.00
Eduardo Menasce*(2)(3)	$90,000.00	$72,500.00	$9,078.45	$171,578.45
William B. Plummer(1)(2)(3)	$75,000.00	$72,500.00	$29,049.09	$176,549.09
William J. Pesce(2)(3)(6)	$75,000.00	$72,500.00	$4,000.00	$151,500.00
Kalpana Raina(2)(3)	$75,000.00	$72,500.00	$7,053.64	$154,553.64
Peter Booth Wiley(3)(4)	$0.00	$0.00	$537,500	$0
Jesse Wiley(6)			$126,575	$0
*	Committee Chair

(1)	Effective January 1, 2009, Mr. Plummer has deferred receipt of his annual cash retainer fees in the form of stock.

(2)	On September 19, 2013, each of our non-employee Directors received an annual stock award of 1,551 Class A Shares based on the closing price of $46.73. All of our non-employee directors, except for Mr. William J. Pesce deferred receipt of shares pursuant to the Deferred Compensation Plan, as described above.

(3)	The amounts in All Other Compensation include the cash value of dividends accrued under the Deferred Compensation Plan and, in the case of Mr. McDaniel, $7,300 in interest credited to his Deferred Cash Compensation Plan in FY2014. Also included are contributions made under the Company’s Matching Gift Program, as described above, as follows: Mr. P Wiley — $95,000 and Mr. Pesce — $4,000.

(4)	Peter Booth Wiley, Chairman of the Board, does not receive a retainer for his service on the board but receives an annual salary as an employee of the Company. Mr. Wiley’s current annual salary is $450,000.

(5)	Effective January 1, 2009, Mr. McDaniel deferred receipt of annual cash retainer fees in the form of stock until January 1, 2010. Effective January 1, 2011, Mr. McDaniel deferred receipt of his annual cash retainer in a cash deferral account.

(6)	Mr. J. Wiley, Editor and Board Member, does not receive a retainer for his service on the board but receives, as an employee of the Company, an annual base salary of $112,725 and a target annual incentive of $13,850, with payout on the incentive based solely on his role as Editor.

Name	Number of Shares Underlying Outstanding Deferred Stock Equivalents	Number of Securities Underlying Outstanding Stock Options

Mari Jean Baker	4,344	—
Linda P.B. Katehi	4,344	—
Matthew S. Kissner	20,711	—
Raymond W. McDaniel, Jr.	18,943	—
Eduardo Menascé	9,623	—
William J. Pesce	—	—
William B. Plummer	30,621	—
Kalpana Raina	7,564	—

Insurance with Respect to Indemnification of Directors and Officers

The By-Laws of the Company provide for indemnification of directors and officers in connection with claims arising from service to the Company to the extent permitted under the New York State Business Corporation Law. The Company carries insurance in the amount of $40,000,000 with Chubb Insurance Company of New Jersey, National Union Fire Insurance Company of Pittsburgh, PA, Allied World National Assurance Company and Federal Insurance Company at a premium of $468,500. The current policy expires on November 14, 2014.
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Transactions with Directors’ Companies

In the ordinary course of business, the Company and its subsidiaries may have transactions with companies and organizations whose executive officers are also Company directors. None of these transactions in fiscal 2014 exceeded the threshold for disclosure under our Corporate Governance Guidelines, which is 2% of the gross revenues of either the Company or the other organization.

OTHER MATTERS

Manner and Expenses of Solicitation

Since many of our shareholders are unable to attend the Annual Meeting, the Board solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Annual Meeting.

Shareholders of record can vote, and save the Company expense, by using the Internet or by calling the toll-free telephone number printed on the proxy card. Voting instructions (including instructions for both telephonic and Internet voting) are provided on the proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give voting instructions and to confirm that shareholders’ instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholder.

If your shares are held in the name of a bank or broker, follow the voting instructions on the form you receive from such record holder. The availability of Internet and telephone voting will depend on their voting procedures.

If you do vote by Internet or telephone, it will not be necessary to return your proxy card. If you do not choose to vote using these two options, you may return your proxy card, properly signed, and the shares will be voted in accordance with your directions. Shareholders are urged to mark the boxes on the proxy card to indicate how their shares are to be voted. If no choices are specified, the shares represented by that proxy card will be voted as recommended by the Board.

If a shareholder does not return a signed proxy card, vote by the Internet, by telephone or attend the Annual Meeting and vote in person, his or her shares will not be voted. Any shareholder giving a proxy (including one given by the Internet or telephone) has the right to revoke it at any time before it is exercised by giving notice in writing to the Secretary of the Company, by delivering a duly executed proxy bearing a later date to the Secretary (or by subsequently completing a telephonic or Internet proxy) prior to the Annual Meeting of Shareholders, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

The Company will bear the costs of soliciting proxies. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and other employees of the Company may also solicit proxies personally or by mail, telephone or facsimile, but they will not receive additional compensation for such services. Brokerage firms, custodians, banks, trustees, nominees or other fiduciaries holding shares of common stock in their names will be reimbursed for their reasonable out-of-pocket expenses in forwarding proxy material to their principals.

Electronic Delivery of Materials

The 2014 Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K are available on our website at https://materials.proxyvote.com/968223. Instead of receiving future copies of our Proxy Statement and Annual Report materials by mail, shareholders can elect to receive an e-mail that will provide electronic links to them. Selecting this option will save us the cost of producing and mailing documents to your home or business and will also give you an electronic link to the proxy voting site. Shareholders of record and beneficial owners may enroll in the electronic proxy delivery service at any time in the future by going to our enrollment site at http://enroll.icsdelivery.com/jwa and following the enrollment instructions.
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Deadline for Submission of Shareholder Proposals

If a shareholder intends to present a proposal for action at the 2015 Annual Meeting and wishes to have such proposal considered for inclusion in our proxy materials in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, the proposal must be submitted in writing and received by the Secretary of the Company by April 10, 2015. Such proposal must also meet the other requirements of the rules of the Securities and Exchange Commission relating to shareholder proposals.

If a shareholder submits a proposal outside of Rule 14a-8 for the 2015 Annual Meeting and the proposal fails to comply with the advance notice procedure prescribed by our By-Laws, then the Company’s proxy may confer discretionary authority on the persons being appointed as proxies on behalf of the Company’s Board to vote on the proposal.

Our By-Laws establish an advance notice procedure with regard to certain matters, including shareholder proposals and nominations of individuals for election to the Board. In general, written notice of a shareholder proposal or a director nomination for an annual meeting must be received by the Secretary of the Company no later than May 20, 2015, and must contain specified information and conform to certain requirements, as set forth in greater detail in the By-Laws. If the Company’s presiding officer at any shareholders’ meeting determines that a shareholder proposal or director nomination was not made in accordance with the By-Laws, the Company may disregard such proposal or nomination.

Proposals and nominations should be addressed to Corporate Secretary, John Wiley & Sons, Inc., 111 River Street, Mail Stop 9-01, Hoboken, New Jersey 07030-5774.

The Company has not received notice from any shareholder of its intention to bring a matter before the 2014 Annual Meeting. At the date of this Proxy Statement, the Board of Directors does not know of any other matter to come before the meeting other than the matters set forth in the Notice of Meeting. However, if any other matter, not now known, properly comes before the meeting, the persons named on the enclosed proxy will vote said proxy in accordance with their best judgment on such matter. Shares represented by any proxy will be voted with respect to the proposals outlined above in accordance with the choices specified therein or in favor of any proposal as to which no choice is specified.

The Company will provide, without charge, a copy of its Annual Report on Form 10-K filed with the Securities and Exchange Commission for fiscal year 2014, including the financial statements and the schedules thereto. All such requests should be directed to Corporate Secretary, John Wiley & Sons, Inc., 111 River Street, Mail Stop 9-01, Hoboken, New Jersey 07030-5774.

It is important that your proxy be returned promptly, whether by mail, by the Internet or by telephone. You may revoke the proxy at any time before it is exercised. If you attend the meeting in person, you may withdraw any proxy (including an Internet or telephonic proxy) and vote your own shares.

By Order of the Board of Directors
Edward J. May Corporate Secretary

Hoboken, New Jersey
August 8, 2014
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Exhibit A

2014 DIRECTOR STOCK PLAN

1.	Purposes. The purposes of the 2014 Director Stock Plan (the “Director Plan”) are to (a) attract and retain highly qualified individuals to serve as directors of John Wiley & Sons, Inc. (the “Company”) and (b) to increase the Non-Employee Directors’ (as defined below) stock ownership in the Company.

2.	Effective Date. Provided that it is approved by the shareholders, the Director Plan shall be effective as of September 18, 2014. Following such approval, no further grants shall be made pursuant to the 2009 Director Stock Plan.

3.	Participation. Only Non-Employee Directors shall be eligible to participate in the Director Plan. A “Non-Employee Director” is a person who is serving as a director of the Company and who is not an employee of the Company or any subsidiary or affiliate of the Company.

4.	Shares Subject to the Plan. Subject to adjustment as provided in Section 8 below, no more than an aggregate of 100,000 shares of Class A Common Stock (the “Common Stock”) shall be delivered to Non-Employee Directors or their beneficiaries under the Director Plan, which shall be treasury shares. All shares awarded under the Director Plan will be charged against the total available for grant.

5.	Restricted Stock Grant. Beginning with the Annual Meeting held in September 2014, and as soon as practicable after every subsequent Annual Meeting, each Non-Employee Director shall receive shares of the Company’s Common Stock, rounded upward or downward to the nearest whole share, equal in value to $100,000. If a Non-Employee Director becomes a director between Annual Meetings, the value of the shares shall be proportionately reduced to reflect the Non-Employee Director’s actual days of service during this period. If a Non-Employee Director has elected to defer receipt of the shares under the Deferred Compensation Plan for Directors (or any successor plan), the grant will be in the form of deferred stock rather than shares of the Company’s Common Stock. The value of the Common Stock or deferred stock for purposes of this paragraph shall be determined as of the date of the just concluded Annual Meeting and shall be equal to the closing price for the Common Stock as reported by any primary exchange on which the Common Stock may be listed on such date or, if no shares of the Common Stock were traded on such date, on the next preceding date on which the Common Stock was traded. The grant shares may not be sold or transferred during the time the Non-Employee Director remains a Director, but may be sold or transferred in the case of death or disability of the Non-Employee Director. Notwithstanding the first sentence of this Section 5, prior to the grant date at Annual Meetings following the 2014 Annual Meeting, the Governance Committee shall have the right to make adjustments to the amount of the grant share value, so long as the aggregate value of such shares granted with respect to any Annual Meeting does not exceed $300,000 (excluding for this purpose the value of any dividend equivalents credited on deferred stock and the value of any grants pursuant to an election to receive shares in lieu of cash as described in Section 6 below).

6.	Election to Receive Stock in Lieu of Eligible Cash Fees. Subject to the terms and conditions of the Director Plan, each Non-Employee Director may elect to receive shares of Common Stock or deferred stock (rounded upward or downward to the nearest whole share) in lieu of all or a portion of the cash compensation otherwise payable for services to be rendered by such Non-Employee Director during each calendar year that begins after the date on which such election is made. This election may be made in increments of 25%, 50%, 75% or 100% of such compensation, as determined in accordance with Section 7 below. An election under this Section 6 to have cash compensation paid in shares of Stock shall be valid only if it is in writing, signed by the Non-Employee Director, and filed with the Corporate Secretary of the Company. The election must be irrevocable with respect to the calendar year to which it applies and must be made no later than the last day of the previous calendar year and, to the extent Sections 409A of the Internal Revenue Code applies, in accordance with the requirements thereof. Common Stock to be received by a Non-Employee Director pursuant to his or her election shall be distributed to such Non-Employee Director on each cash payment date. For purposes of this paragraph, cash compensation shall mean the Non-Employee Director’s annual retainer fee and the additional retainer fee received by committee chairmen.

7.	Equivalent Amount of Stock. The number of whole shares of Common Stock to be distributed or allocated (if deferred stock) to a Non-Employee Director in accordance with the Non-Employee Director’s election made under Section 6 above shall be equal to:

(a) the amount of the cash compensation which the Non-Employee Director has elected to forego in exchange for shares of Stock, divided by
A-1

(b) the closing price for the Common Stock as reported by any exchange on which the Common Stock may be listed on the date of the regularly scheduled quarterly meeting of the Board of Directors or, if no shares of Common Stock were traded on such date, on the next preceding date on which the Common Stock was traded.

8.	Change in Capital Stock. The total number of shares of Common Stock that may be issued under the Director Plan shall be appropriately adjusted for any change in the outstanding shares of Common Stock through recapitalization, stock split, stock dividend, extraordinary cash dividend or other change in the corporate structure, or through merger or consolidation in which the Company is the surviving corporation. The Board in its discretion will determine such adjustments and the manner of application.

9.	Nonassignability. No rights under the Director Plan shall be assignable or transferable by a Non-Employee Director other than by will or the laws of descent and distribution

10.	Legal Requirements. The issuance of shares pursuant to the Director Plan and the subsequent transfer of such shares shall be conditioned upon compliance with the listing requirements of any securities exchange upon which the Stock may be listed, the requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the requirements of applicable state laws relating to authorization, issuance or sale of securities. The Board may take such measures as it deems desirable to secure compliance with the foregoing.

11.	Administration. The Board shall administer and interpret the Director Plan in its sole discretion.

12.	Construction; Amendment; Termination. The Director Plan shall be construed in accordance with the laws of the State of New York, and may be amended by action of the Board and approval of the shareholders (to the extent such approval is required by applicable law or the rules of the stock market or exchange, if any, on which the shares of Common Stock are principally quoted or traded), or terminated at any time by action of the Board.

Approved by the Board of Directors—June 18, 2014

A-2

Exhibit B

John Wiley & Sons, Inc.

2014 Executive Annual Incentive Plan

1.	PURPOSE. The principal purposes of the John Wiley & Sons, Inc. 2014 Executive Annual Incentive Plan (the “Plan”) are to enable John Wiley & Sons, Inc. (the “Company”) to reinforce and sustain a culture devoted to excellent performance, reward significant contributions to the success of the Company, and attract and retain highly qualified executives.

2.	ADMINISTRATION OF THE PLAN. The Plan will be administered by a committee (the “Committee”) appointed by the Board of Directors of the Company from among its members (which may be the Executive Compensation and Development Committee or a subcommittee thereof) and shall be comprised solely of no fewer than two members, all of whom shall be “outside directors” within the meaning of Treasury Regulation Section 1.162-27(e)(3) under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

The Committee shall have all the powers vested in it by the terms of this Plan, including the authority (within the limitations described herein) to select participants in the Plan and determine the terms and conditions for the cash target awards, including without limitation, to determine the time when cash target awards will be granted, to determine whether objectives and conditions for achieving cash target awards have been met, to determine whether awards will be paid out at the time set forth in Section 4(c) below or deferred, and to determine whether a cash target award or payout of an award should be reduced or eliminated. Unless otherwise determined by the Committee, it is intended that any cash target awards under the Plan satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, where applicable.

The Committee shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable. The Committee’s interpretations of the Plan, and all actions taken and determinations made by the Committee pursuant to the powers vested in it hereunder, shall be conclusive and binding on all parties concerned, including the Company, its shareholders and any person granted a cash target award under the Plan.

Unless otherwise determined by the Committee, the provisions of this Plan shall be administered and interpreted in accordance with Section 162(m) of the Code to ensure the deductibility by the Company of the payment of awards. The failure of any aspect of the Plan to satisfy Section 162(m) shall not void any action taken by the Committee under the Plan.

The Committee may delegate all or a portion of its administrative duties under the Plan to such officers or other employees of the Company as it shall determine; provided, however, that no delegation shall be made regarding the selection of participants in the Plan, the amount and timing of cash target awards or payouts of awards, or the objectives and conditions pertaining to cash target awards or payouts of awards.

3.	ELIGIBILITY. The Committee, in its discretion, may grant cash target awards to executive officers for each fiscal year of the Company as it shall determine. Those executive officers who are selected by the Committee and granted cash target awards for a fiscal year of the Company are referred to as “participants” for such fiscal year.

4.	AWARDS.

	a.	Granting of Cash Target Awards. For each fiscal year of the Company, each participant shall be granted a cash target award under the Plan as soon as practicable and no later than 90 days after the commencement of such fiscal years, provided, however, that if an individual first becomes eligible to participate after such 90 day period, that individual may be granted a cash target award after no more than 25% of the period of service to which the cash target award relates has elapsed.

	b.	Performance Targets.

		i.	For each fiscal year of the Company, the performance targets for each cash target award shall be determined by the Committee in writing, by resolution of the Committee or other appropriate action, not later than 90 days after the commencement of such fiscal year. The performance targets shall state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the applicable participant if such performance targets are attained. If an individual first becomes eligible to participate after such 90 day period, that individual’s performance targets may be determined by the
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Committee in writing, by resolution of the Committee or other appropriate action, after no more than 25% of the period of service to which the performance targets relate has elapsed.

		ii.	The annual performance targets for each cash target award shall be based on achievement of hurdle rates and/or growth in one or more business criteria that apply to the individual participant, including one or more business units, subsidiaries or the Company as a whole. The business criteria shall be as follows, individually or in combination: (A) net income; (B) earnings per share; (C) revenue; (D) net revenue growth; (E) market share; (F) operating income; (G) expenses; (H) working capital; (I) operating margin; (J) return on equity; (K) return on assets; (L) market price per share; (M) total return to stockholders; (N) cash flow; (0) free cash flow; (P) return on investment; (Q) earnings before interest, taxes, depreciation and amortization; (R) earnings before interest, taxes and amortization; (S) contribution to profit; (T) economic value added; and (U) objectively quantifiable customer or constituency satisfaction. In addition, the performance targets may include comparisons to performance of other companies or indices, using one or more of the foregoing business criteria. The Committee may provide in any cash target award that any evaluation of performance exclude the impact of any or all of the following: (1) asset write-downs; (2) litigation or claim judgments or settlements; (3) the effect of changes in tax law, accounting principles or methodology, or other laws or provisions affecting reported results; (4) accruals for reorganization and restructuring programs; (5) any non-recurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders or other filings for the applicable year; (6) acquisitions or divestitures; (7) any non-required contributions to the Company pension plan; (8) foreign exchange gains and losses; and (9) cash capital expenditures for facilities acquisition or construction.

	c.		Payout of Awards. Payout of an award granted under the Plan may either be in cash or in the form of an equity award under the Company’s 2014 Key Employee Stock Plan (as amended from time to time, and any successor or replacement thereof). As a condition to the right of a participant to receive a payout of an award granted under this Plan, the Committee shall first be required to certify in writing, by resolution of the Committee or other appropriate action, that achievement of the award has been determined in accordance with the provisions of this Plan. Awards for a fiscal year shall be payable following the certification thereof by the Committee for such fiscal year and, subject to Section 4(e) below, by not later than the 15th day of the third month following the later of (i) the end of such fiscal year or (ii) the end of the participant’s taxable year in which occurs the end of the fiscal year.

	d.		Discretion. After a cash target award has been granted, the Committee shall not increase such cash target award, and after a performance target has been determined, the Committee shall not revise such performance target in a manner that would increase the amount of compensation otherwise payable in respect of the award. Notwithstanding the attainment by the Company and a participant of the applicable targets, the Committee has the discretion, by participant, to reduce, prior to the confirmation of the award, some or all of an award that otherwise would be paid.

	e.		Deferral. The Committee may determine to mandatorily defer or authorize participants to voluntarily defer the payout of an award or a portion of an award, in such manner as is consistent with the intent to comply with the rules under Code Section 409A. The Committee may determine the periods of such deferrals and any interest, not to exceed a reasonable rate, to be paid in respect of deferred payments. The Committee may also define such other conditions of payouts of awards as it may deem desirable in carrying out the purposes of the Plan, in such manner as is consistent with the intent to comply with the rules under Code Section 409A.

	f.		Maximum Payout per Fiscal Year. No individual participant may receive a cash target award or a payout of an award under the Plan which is more than $6 million with respect to any fiscal year, excluding deferred amounts from prior years.

5.	MISCELLANEOUS PROVISIONS.

	a.		Withholding Taxes. The Company (or the relevant subsidiary or affiliate) shall have the right to deduct from all payouts of awards hereunder any federal, state, local or foreign taxes required by law to be withheld with respect to such payouts.

	b.		No Rights to Cash Target Awards. Except as set forth herein, no person shall have any claim or right to be granted a cash target award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any person any right to be retained in the employ of the Company or any of its subsidiaries, divisions or affiliates.
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	c.	Funding of Plan. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payout of any award under the Plan.

	d.	Awards are Subject to Clawback. All awards under the Plan are subject to the Company’s clawback policy as in effect from time to time. Without limiting the generality of the foregoing, in the event that the Company is required to file a restatement of its financial results due to fraud, gross negligence or intentional misconduct by one or more employees, and/or material non-compliance with securities laws, the Company may require reimbursement of any Award in the amount by which the payment under the Award exceeded any lower payment that would have been made based on the restated financial results, for the fiscal year in which the restatement was required, to the full extent required or permitted by law. If a participant is directly responsible for or involved in fraud, gross negligence or intentional misconduct that causes the Company to file a restatement of its financial results, the Company may require reimbursement of all annual incentive compensation awarded to such participant, for the fiscal year in which the restatement was required, to the full extent required or permitted by law.

	e.	Non-Transferability of Awards. No award under the Plan shall be transferable other than by will or the laws of descent and distribution. Upon any attempt to sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any such award, such award and all rights thereunder shall immediately become null and void.

	f.	Effect on Other Plans. Payments pursuant to the Plan shall not be treated as compensation for purposes of any other compensation or benefit plan, program or arrangement of the Company or any of its subsidiaries, unless either (a) such other plan provides that compensation such as payments made pursuant to the Plan are to be considered as compensation thereunder or (b) the Board or the Committee so determines in writing. Neither the adoption of the Plan nor the submission of the Plan to the Company’s shareholders for their approval shall be construed as limiting the power of the Board or the Committee to adopt such other incentive arrangements as it may otherwise deem appropriate.

	g.	Binding Effect. The Plan shall be binding upon the Company and its successors and assigns and the Participants and their beneficiaries, personal representatives and heirs. If the Company becomes a party to any merger, consolidation or reorganization, then the Plan shall remain in full force and effect as an obligation of the Company or its successors in interest, unless the Plan is amended or terminated pursuant to Section 6.

6.	EFFECTIVE DATE, AMENDMENTS AND TERMINATION.

	a.	Effective Date. The Plan shall be effective as of July 30, 2014, the date on which it was adopted by the Committee and ratified by the Board (the “Effective Date”), provided that the Plan is approved by the shareholders of the Company at an annual meeting or any special meeting of shareholders of the Company within 12 months of the Effective Date, and such approval of shareholders shall be a condition to the right of each participant to receive any awards or payouts hereunder. Any awards granted under the Plan prior to such approval of shareholders shall be effective as of the date of grant (unless, with respect to any award, the Committee specifies otherwise at the time of grant), but no such award may be paid out prior to such shareholder approval, and if shareholders fail to approve the Plan as specified hereunder, any such award shall be cancelled.

	b.	Amendments. The Committee may at any time terminate or from time to time amend the Plan in whole or in part, but no such action shall materially adversely affect any rights or obligations with respect to any cash target awards theretofore granted under the Plan without the participant’s consent.

Unless the shareholders of the Company shall have first approved thereof, no amendment of the Plan shall be effective which would: (i) increase the maximum amount which can be paid to any participant under the Plan; (ii) change the types of business criteria on which performance targets are to be based under the Plan; or (iii) modify the requirements as to eligibility for participation in the Plan.

	c.	Termination. No cash target awards shall be granted under the Plan after the Annual Meeting of Shareholders in September 2019 (but any awards granted prior thereto may be paid out in accordance with their terms).
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Exhibit C

JOHN WILEY & SONS, INC.
2014 KEY EMPLOYEE STOCK PLAN

John Wiley & Sons, Inc. (the “Company”), a New York corporation, hereby establishes and adopts the following 2014 Key Employee Stock Plan (the “Plan”).

1.	PURPOSE OF THE PLAN

The Plan is intended to provide the officers and other key employees of the Company and of its Subsidiaries and Affiliates, upon whose judgment, initiative and efforts the Company depends for its growth and for the profitable conduct of its business, with additional incentive to promote the success of the Company, and to that end to encourage such employees to acquire or increase their proprietary interest in the Company.

2.	DEFINITIONS

2.1. “Affiliate” shall mean (i) any Person that directly, or through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company or (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

2.2. “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Other Share-Based Award, Performance Award or any other right, interest or option relating to Shares or other property (including cash) granted pursuant to the provisions of the Plan.

2.3. “Award Agreement” shall mean any agreement, contract or other instrument or document evidencing any Award hereunder, whether in writing or through an electronic medium.

2.4. “Board” shall mean the board of directors of the Company.

2.5. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

2.6. “Committee” shall mean, unless otherwise determined by the Board, the Executive Compensation and Development Committee (ECDC) of the Board or a subcommittee thereof formed by the ECDC to act as the Committee hereunder. The Committee shall consist of no fewer than two Directors, each of whom is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) an “independent director” for purpose of the rules of the principal U.S. national securities exchange on which the Shares are traded, to the extent required by such rules.

2.7. “Covered Employee” shall mean an employee of the Company or its Subsidiaries who is a “covered employee” within the meaning of Section 162(m) of the Code.

2.8. “Director” shall mean a member of the Board who is not an employee.

2.9. “Dividend Equivalents” shall have the meaning set forth in Section 12.6.

2.10. “Effective Date” shall mean the date as of which the Plan is approved by the Company’s shareholders at a duly constituted meeting.

2.11. “Employee” shall mean any employee of the Company or any Subsidiary or Affiliate and any prospective employee conditioned upon, and effective not earlier than, such person becoming an employee of the Company or any Subsidiary.

2.12. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.13. “Fair Market Value”shall mean, with respect to Shares as of any date, (i) the closing price of the Shares as reported on the principal U.S. national securities exchange on which the Shares are listed and traded on such date, or, if there is no closing price on that date, then on the last preceding date on which such a closing price was reported; (ii) if the Shares are not listed on any U.S. national securities exchange but are quoted in an inter-dealer quotation system on a last sale basis, the final ask price of the Shares reported on the inter-dealer quotation system for such date, or, if there is no such sale on such date, then on the last preceding date on which a sale was reported; or (iii) if the Shares are neither listed on a U.S. national securities exchange nor quoted on an inter-dealer quotation system on a last sale basis, the amount determined by the Committee to be the fair market value of the Shares as determined by the Committee in its sole discretion. The Fair Market Value of any property other than Shares shall mean the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

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2.14. “Incentive Stock Option” shall mean an Option which when granted is intended to qualify as an incentive stock option for purposes of Section 422 of the Code.

2.15. “Option” shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

2.16. “Other Share-Based Award” shall have the meaning set forth in Section 8.1.

2.17. “Participant” shall mean an Employee who is selected by the Committee to receive an Award under the Plan.

2.18. “Performance Award” shall mean any Award of Performance Cash, Performance Shares or Performance Units granted pursuant to Article 9.

2.19. “Performance Cash” shall mean any cash incentives granted pursuant to Article 9 payable to the Participant upon the achievement of such performance goals as the Committee shall establish.

2.20. “Performance Period” shall mean the period established by the Committee during which any performance goals specified by the Committee with respect to a Performance Award are to be measured.

2.21. “Performance Share” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant in Shares or cash as determined by the Committee in its sole discretion, upon achievement of such performance goals as the Committee shall establish.

2.22. “Performance Unit” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated amount of cash or property other than Shares, which value may be paid to the Participant in cash or Shares as determined by the Committee in its sole discretion, upon achievement of such performance goals during the Performance Period as the Committee shall establish.

2.23. “Permitted Assignee” shall have the meaning set forth in Section 12.3.

2.24. “Person” shall mean any individual, corporation, partnership, association, limited liability company, joint-stock company, trust or unincorporated organization.

2.25. “Prior Plans” shall mean, collectively, the Company’s 2009 Key Employee Stock Plan and 2004 Key Employee Stock Plan.

2.26. “Restricted Stock” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.27. “Restricted Stock Award” shall have the meaning set forth in Section 7.1.

2.28. “Restricted Stock Unit” means an Award that is valued by reference to a Share, which value may be paid to the Participant in Shares or cash as determined by the Committee in its sole discretion upon the satisfaction of vesting restrictions as the Committee may establish, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.29. “Restricted Stock Unit Award” shall have the meaning set forth in Section 7.1

2.30. “Retirement” shall mean a Participant’s retirement after attaining a minimum of age 55 with 10 or more years of continuous employment with the Company, or any Subsidiary or Affiliate.

2.31. “SEC” means the Securities and Exchange Commission.

2.32. “Shares” shall mean the shares of Class A Common Stock of the Company, par value $1.00 per share (and not the Class B Common Stock).

2.33. “Stock Appreciation Right” shall mean the right granted to a Participant pursuant to Article 6.

2.34. “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the relevant time each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.35. “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

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2.36. “Vesting Period” shall mean the period of time specified by the Committee during which vesting restrictions for an Award are applicable.

3.	SHARES SUBJECT TO THE PLAN

3.1. Number of Shares. (a) Subject to adjustment as provided in Section 12.2, a total of 6,500,000 Shares shall be authorized for Awards granted under the Plan, less one (1) Share for every one (1) Share that was subject to an option or stock appreciation right granted after April 30, 2014 under the 2009 Key Employee Stock Plan and 1.76 Shares for every one (1) Share that was subject to an award other than an option or stock appreciation right granted after April 30, 2014 under the 2009 Key Employee Stock Plan. Any Shares that are subject to Options or Stock Appreciation Rights shall be counted against this limit as one (1) Share for every one (1) Share granted, and any Shares that are subject to Awards other than Options or Stock Appreciation Rights shall be counted against this limit as 1.76 Shares for every one (1) Share granted. After the Effective Date of the Plan, no awards may be granted under the 2009 Key Employee Stock Plan.

(b) If (i) any Shares subject to an Award are forfeited or an Award expires or is settled for cash (in whole or in part), or (ii) after April 30, 2014 any Shares subject to an award under any Prior Plan are forfeited or an award under any Prior Plan expires or is settled for cash (in whole or in part), then in each such case the Shares subject to such Award or award under any Prior Plan shall, to the extent of such forfeiture, expiration or cash settlement, be added to the Shares available for Awards under the Plan, in accordance with Section 3.1(d) below. In the event that withholding tax liabilities arising from an Award other than an Option or Stock Appreciation Right or, after April 30, 2014, an award other than an option or stock appreciation right under any Prior Plan are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, the Shares so tendered or withheld shall be added to the Shares available for Awards under the Plan in accordance with Section 3.1(d) below. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under paragraph (a) of this Section: (i) Shares tendered by the Participant or withheld by the Company in payment of the purchase price of an Option or, after April 30, 2014, an option under any Prior Plan, (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to Options or Stock Appreciation Rights or, after April 30, 2014, options or stock appreciation rights under any Prior Plan, (iii) Shares subject to a Stock Appreciation Right or, after April 30, 2014, a stock appreciation right under any Prior Plan that are not issued in connection with its stock settlement on exercise thereof, and (iv) Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options or, after April 30, 2014, options under any Prior Plan.

(c) Substitute Awards shall not reduce the Shares authorized for grant under the Plan or the limitations on grants to a Participant under Section 10.5, nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided in paragraph (b) above. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan as provided in paragraphs (b) above); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees prior to such acquisition or combination.

(d) Any Shares that again become available for Awards under the Plan pursuant to this Section shall be added as (i) one (1) Share for every one (1) Share subject to Options or Stock Appreciation Rights granted under the Plan or options or stock appreciation rights granted under any Prior Plan, and (ii) as 1.76 Shares for every one (1) Share subject to Awards other than Options or Stock Appreciation Rights granted under the Plan or awards other than options or stock appreciation rights granted under any Prior Plan.

3.2. Character of Shares. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

4.	ELIGIBILITY AND ADMINISTRATION

4.1. Eligibility. Any Employee shall be eligible to be selected as a Participant.

4.2. Administration.

(a) The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to the provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the

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Plan as may from time to time be adopted by the Board, to: (i) select the Employees to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards to be granted to each Participant hereunder; (iii) determine the number of Shares (or dollar value) to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other property and other amounts payable with respect to an Award made under the Plan shall be deferred either automatically or at the election of the Participant; (vii) determine whether, to what extent and under what circumstances any Award shall be canceled or suspended; (viii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) determine whether any Award, other than an Option or Stock Appreciation Right, will have Dividend Equivalents; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(b) Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Participant, and any Subsidiary.

(c) To the extent not inconsistent with applicable law, including Section 162(m) of the Code with respect to Awards intended to comply with the performance-based compensation exception under Section 162(m), or the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded, the Committee may (i) delegate to a committee of one or more directors of the Company any of the authority of the Committee under the Plan, including the right to grant, cancel or suspend Awards and (ii) authorize one or more executive officers to do one or more of the following with respect to Employees who are not directors or executive officers of the Company (A) designate Employees to be recipients of Awards, (B) determine the number of Shares subject to such Awards to be received by such Employees and (C) cancel or suspend Awards to such Employees; provided that (x) any resolution of the Committee authorizing such officer(s) must specify the total number of Shares subject to Awards that such officer(s) may so award and (y) the Committee may not authorize any officer to designate himself or herself as the recipient of an Award.

5.	OPTIONS

5.1. Grant. Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option shall be subject to the terms and conditions of this Article and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

5.2. Award Agreements. All Options shall be evidenced by an Award Agreement in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan. The terms and conditions of Options need not be the same with respect to each Participant. Granting an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option. Any individual who is granted an Option pursuant to this Article may hold more than one Option granted pursuant to the Plan at the same time.

5.3. Option Price. Other than in connection with Substitute Awards, the option price per each Share purchasable under any Option granted pursuant to this Article shall not be less than 100% of the Fair Market Value of one Share on the date of grant of such Option; provided, however, that in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary, the option price per share shall be no less than 110% of the Fair Market Value of one Share on the date of grant. Other than pursuant to Section 12.2, the Committee shall not without the approval of the Company’s shareholders (a) lower the option price per Share of an Option after it is granted, (b) cancel an Option when the option price per Share exceeds the Fair Market Value of one Share in exchange for cash, an Option with a lower option price per Share or another Award (other than in connection with a Change in Control as defined in Section 11.3), or (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed.

5.4. Option Term. The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted, except in the event of death; provided, however, that the term of the Option shall not exceed five (5) years from the date the Option is granted in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary. Notwithstanding the foregoing and unless otherwise determined by the Committee, in the event that on the last business day of the term of an Option (other than an Incentive Stock Option) (i) the exercise of the Option is prohibited by

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applicable law or (ii) Shares may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option shall be extended for a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement.

5.5. Vesting of Options. Unless otherwise provided in an Award Agreement, any Option granted under the Plan shall have a minimum vesting period of four years and the Shares subject thereto shall vest and become exercisable in two equal installments as of each fiscal year end of the Company that immediately precedes the fourth and fifth anniversaries of the date the Option is granted, in each case so long as the Participant continues to be employed by or provide services to the Company or any of its Subsidiaries or Affiliates on the relevant vesting date.

5.6. Exercise of Options.

(a) Vested Options granted under the Plan shall be exercised by the Participant (or by a Permitted Assignee thereof or the Participant’s executors, administrators, guardian or legal representative, to the extent provided in an Award Agreement) as to all or part of the Shares covered thereby, by giving notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased. The notice of exercise shall be in such form, made in such manner, and shall comply with such other requirements consistent with the provisions of the Plan as the Committee may prescribe from time to time.

(b) Unless otherwise provided in an Award Agreement, full payment of such purchase price shall be made at the time of exercise and shall be made (i) in cash or cash equivalents (including certified check or bank check or wire transfer of immediately available funds), (ii) by tendering previously acquired Shares (either actually or by attestation) valued at their then Fair Market Value, (iii) with the consent of the Committee, by delivery of other consideration having a Fair Market Value on the exercise date equal to the total purchase price, (iv) with the consent of the Committee, by withholding Shares otherwise issuable in connection with the exercise of the Option, (v) through any other method specified in an Award Agreement (including same-day sale through a broker), or (vi) any combination of any of the foregoing; provided, however, to the extent required by applicable law, that the Participant must pay in cash an amount not less than the aggregate par value (if any) of the Shares being acquired. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share.

5.7. Termination of Employment.

(a) Other Than by Death or Retirement. Unless otherwise provided in an Award Agreement, each vested Option may be exercised only while the Participant is regularly employed by the Company, a Subsidiary or an Affiliate, as the case may be, or within three months after the Participant’s employment has been terminated (but no later than the expiration of the Option term), whether such termination was by the Company (unless such termination was for cause as determined by the Committee) or by the Participant for any reason. If the Participant’s employment is terminated for cause (as determined by the Committee), the Option may not be exercised after the Participant’s employment has been terminated. A Participant’s employment shall not be deemed to have terminated for purposes of this Section 5.7 as long as the Participant is employed by the Company, or any Subsidiary or Affiliate. For purposes of this Section 5.7, “employment” shall mean continuous employment (either full or part time), except that leaves of absence for such periods and purposes as may be approved by the Company or the Subsidiary or Affiliate, shall not be deemed to terminate employment. If a Participant is permanently disabled (as described in Section 22(e)(3) of the Code) as of the date of termination of employment, the Option may be exercised within three years after such date. The Committee may require evidence of permanent disability, including medical examinations by physicians selected by it. Notwithstanding the foregoing, the Committee, in its discretion, may permit the exercise of an Option for such period after such termination of employment as the Committee may specify and may also increase the number of Shares subject to exercise up to the full number of Shares covered by the Option. In no event (except as hereinafter provided in the case of the death of a Participant) may an Option be exercised after the expiration date of the Option.

(b) Retirement. In the event of a Participant’s Retirement, the Option shall terminate on the earlier of (i) the expiration of the 10-year Option term, or (ii) the later of (1) the date that is three years after the individual’s retirement, or (2) ninety days after the option’s vesting date that occurs during such three-year period. If the Participant shall die within such three year (or shorter) period, the Participant’s estate or any person who acquires the right to exercise such Option by bequest, inheritance or by reason of the death of the Participant shall have the right to exercise the Option during such period, or during the period ending one year after the Participant’s death, if longer, to the same extent as the Participant would have had if he or she had survived.

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(c) Death. If a Participant shall die while in the employ of the Company or a Subsidiary or Affiliate, the Participant’s estate or any person who acquires the right to exercise such Option by bequest, inheritance or by reason of the death of the Participant shall have the right to exercise the Option within three years from the date of the Participant’s death (but not later than the expiration of the Option term or one year after the Participant’s death, whichever is later), without regard to whether the right to exercise such Option shall have otherwise accrued.

(d) Notwithstanding the foregoing, the Committee may in its sole discretion specify alternative terms and conditions relating to the vesting and exercise of Options in the applicable Award Agreement (including specific terms relating to Incentive Stock Options that are intended to comply with Section 422 of the Code), in which case the Award Agreement terms relating thereto shall govern.

5.8. Form of Settlement. In its sole discretion, the Committee may provide that the Shares to be issued upon an Option’s exercise shall be in the form of Restricted Stock or other similar securities.

5.9. Incentive Stock Options. The Committee may grant Incentive Stock Options to any employee of the Company or any Subsidiary, subject to the requirements of Section 422 of the Code. Solely for purposes of determining whether Shares are available for the grant of Incentive Stock Options under the Plan, the maximum aggregate number of Shares that may be issued pursuant to Incentive Stock Options granted under the Plan shall be 6,500,000 Shares, subject to adjustment as provided in Section 12.2.

6.	STOCK APPRECIATION RIGHTS

6.1. Grant and Vesting. The Committee may grant Stock Appreciation Rights (a) in tandem with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option, (b) in tandem with all or part of any Award (other than an Option) granted under the Plan or at any subsequent time during the term of such Award, or (c) without regard to any Option or other Award in each case upon such terms and conditions as the Committee may establish in its sole discretion. Unless otherwise provided in an Award Agreement, any Share Appreciation Rights granted under the Plan shall have a minimum vesting period of four years and shall vest and become exercisable in two equal installments as of each fiscal year end of the Company that immediately precedes the fourth and fifth anniversaries of the date the Share Appreciation Rights are granted, in each case so long as the Participant continues to be employed by or provide services to the Company or any of its Subsidiaries on the relevant vesting date.

6.2. Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

(a) Upon the exercise of a Stock Appreciation Right, the holder shall have the right to receive the excess of (i) the Fair Market Value of one Share on the date of exercise (or such amount less than such Fair Market Value as the Committee shall so determine at any time during a specified period before the date of exercise) over (ii) the grant price of the Stock Appreciation Right.

(b) The Committee shall determine in its sole discretion whether payment on exercise of a Stock Appreciation Right shall be made in whole Shares, in cash or other property, or any combination thereof.

(c) The terms and conditions of Stock Appreciation Rights need not be the same with respect to each recipient.

(d) The Committee may impose such other terms and conditions on the exercise of any Stock Appreciation Right, as it shall deem appropriate. A Stock Appreciation Right shall (i) have a grant price per Share of not less than the Fair Market Value of one Share on the date of grant or, if applicable, on the date of grant of an Option with respect to a Stock Appreciation Right granted in exchange for or in tandem with, but subsequent to, the Option (subject to the requirements of Section 409A of the Code) except in the case of Substitute Awards or in connection with an adjustment provided in Section 12.2, and (ii) have a term not greater than ten (10) years. Notwithstanding clause (ii) of the preceding sentence, in the event that on the last business day of the term of a Stock Appreciation Right (x) the exercise of the Stock Appreciation Right is prohibited by applicable law or (y) Shares may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term shall be extended for a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement.

(e) Without the approval of the Company’s shareholders, other than pursuant to Section 12.2, the Committee shall not (i) reduce the grant price of any Stock Appreciation Right after the date of grant (ii) cancel any Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of one Share in exchange for cash, a Stock Appreciation Right with a lower grant price per Share or another Award (other than in connection with a Change in Control as defined in Section 11.3), or (iii) take any other action with respect to a Stock Appreciation Right that would

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be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed.

7.	RESTRICTED STOCK AND RESTRICTED STOCK UNITS

7.1. Grants. Awards of Restricted Stock and of Restricted Stock Units may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan (a “Restricted Stock Award” or “Restricted Stock Unit Award,” respectively), and such Restricted Stock Awards and Restricted Stock Unit Awards shall also be available as a form of payment of Performance Awards and other earned cash-based incentive compensation. The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Subsidiary as a condition precedent to the grant of Restricted Stock or Restricted Stock Units, subject to such minimum consideration as may be required by applicable law.

7.2. Award Agreements. The terms of any Restricted Stock Award or Restricted Stock Unit Award granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of Restricted Stock Awards and Restricted Stock Unit Awards need not be the same with respect to each Participant

7.3. Rights of Holders of Restricted Stock and Restricted Stock Units. Unless otherwise provided in the Award Agreement, beginning on the date of grant of the Restricted Stock Award and subject to execution of the Award Agreement, the Participant shall become a shareholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a shareholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares, except as otherwise provided in this Section. A Participant who holds a Restricted Stock Unit Award shall only have those rights specifically provided for in the Award Agreement; provided, however, in no event shall the Participant have voting rights with respect to such Award. Except as otherwise provided in an Award Agreement, any Shares or any other property distributed as a dividend or otherwise with respect to any Restricted Stock Award or Restricted Stock Unit Award as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock Award or Restricted Stock Unit Award, and the Committee shall have the sole discretion to determine whether, if at all, any cash amount that is subject to such restrictions shall earn interest and at what rate. Notwithstanding the provisions of this Section, cash dividends, stock and any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock Award or Restricted Stock Unit Award that vests based on achievement of performance goals shall either (i) not be paid or credited or (ii) be accumulated, or deemed reinvested in additional Shares or otherwise reinvested, and shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Stock or Restricted Stock Units with respect to which such cash, stock or other property has been distributed and shall be paid at the time such restrictions and risk of forfeiture lapse.

7.4. Vesting Period. The Award Agreement shall specify the Vesting Period for the Restricted Stock or Restricted Stock Units. Except for Substitute Awards, the death, disability or retirement of the Participant, or special circumstances determined by the Committee or unless otherwise provided in an Award Agreement, Restricted Stock Awards and Restricted Stock Unit Awards shall have a Vesting Period of not less than (i) three (3) years from date of grant (but permitting pro rata vesting over such time) if subject only to continued service with the Company or a Subsidiary and (ii) one (1) year from the date of grant if subject to the achievement of performance objectives, subject in either case to accelerated vesting in the Committee’s discretion in the event of a Change in Control (as defined in Section 11.3) or the termination of the Participant’s service with the Company and its Subsidiaries. The Committee may, in its sole discretion waive the vesting restrictions and any other conditions set forth in any Award Agreement under such terms and conditions as the Committee shall deem appropriate, subject to the limitations imposed under Section 162(m) of the Code and the regulations thereunder in the case of a Restricted Stock Award or Restricted Stock Unit Award intended to comply with the performance-based exception under Code Section 162(m) except as otherwise determined by the Committee to be appropriate under the circumstances.

7.5. Issuance of Shares. Any Restricted Stock granted under the Plan may be evidenced in such manner as the Board may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Any such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.

7.6. Termination of Employment.

(a) Other than Death or Disability. Restricted Stock and Restricted Stock Units shall be forfeited and revert to the Company upon the termination of employment during the Vesting Period for any reason other than death or permanent disability (as described in Section 22(e)(3) of the Code), except to the extent the Committee, in its discretion, determines that a lesser number of Restricted Stock or Restricted Stock Units or no Restricted Stock and Restricted Stock Units shall be forfeited pursuant to the foregoing provisions of this Section 7.

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(b) Death or Permanent Disability. Restricted Stock and Restricted Stock Units shall not be forfeited as a result of the Participant’s death or his or her termination of employment by reason of permanent disability (as described in Section 22(e)(3) of the Code), as determined by the Committee. The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it. Such shares shall remain subject to forfeiture if any performance objectives specified in the award are not met.

(c) Notwithstanding the foregoing, the Committee may in its sole discretion specify alternative terms and conditions relating to the vesting and forfeiture of Restricted Stock and Restricted Stock Units in the applicable Award Agreement, in which case the Award Agreement terms relating thereto shall govern.

8.	OTHER SHARE-BASED AWARDS

8.1. Grants. Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property (“Other Share-Based Awards”), including deferred stock units, may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Other Share-Based Awards shall also be available as a form of payment of other Awards granted under the Plan and other earned cash-based compensation.

8.2. Award Agreements. The terms of Other Share-Based Awards granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of such Awards need not be the same with respect to each Participant. Notwithstanding the provisions of this Section, Dividend Equivalents with respect to the Shares covered by an Other Share-Based Award that vests based on achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Shares covered by an Other Share-Based Award with respect to which such Dividend Equivalents have been credited. Other Share-Based Awards may be subject to vesting restrictions during the Vesting Period as specified by the Committee.

8.3. Vesting Period. Except for Substitute Awards, the death, disability or retirement of the Participant, or special circumstances determined by the Committee or unless otherwise provided in an Award Agreement, Other Share-Based Awards shall have a Vesting Period of not less than (i) three (3) years from date of grant (but permitting pro rata vesting over such time) if subject only to continued service with the Company or a Subsidiary and (ii) one (1) year) from the date of grant if subject to the achievement of performance objectives, subject in either case to accelerated vesting in the Committee’s discretion in the event of a Change in Control (as defined in Section 11.3) or the termination of the Participant’s service with the Company and its Subsidiaries. The Committee may, in its sole discretion waive the vesting restrictions and any other conditions set forth in any Award Agreement under such terms and conditions as the Committee shall deem appropriate, subject to the limitations imposed under Section 162(m) of the Code and the regulations thereunder in the case of an Other Share-Based Award intended to comply with the performance-based exception under Code Section 162(m) except as otherwise determined by the Committee to be appropriate under the circumstances.

8.4. Payment. Except as may be provided in an Award Agreement, Other Share-Based Awards may be paid in Shares, cash or other property, or any combination thereof, in the sole discretion of the Committee. Other Share-Based Awards may be paid in a lump sum or in installments or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

9.	PERFORMANCE AWARDS

9.1. Grants. Performance Awards in the form of Performance Cash, Performance Shares or Performance Units, as determined by the Committee in its sole discretion, may be granted hereunder to Participants, for no consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 10.2 or such other criteria as determined by the Committee in its discretion.

9.2. Award Agreements. The terms of any Performance Award granted under the Plan shall be set forth in an Award Agreement (or, if applicable, in a resolution duly adopted by the Committee) which shall contain provisions determined by the Committee and not inconsistent with the Plan, including whether such Awards shall have Dividend Equivalents. The terms of Performance Awards need not be the same with respect to each Participant.

9.3. Terms and Conditions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. The amount of the Award to be distributed shall be conclusively determined by the Committee.

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9.4. Payment. Except as provided in Article 11, as provided by the Committee or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in Shares, cash or other property, or any combination thereof, in the sole discretion of the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

10. CODE SECTION 162(m) PROVISIONS

10.1. Covered Employees. Notwithstanding any other provision of the Plan, if the Committee determines at the time a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Award or an Other Share-Based Award is granted to a Participant who is or may be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Article 10 is applicable to such Award.

10.2. Performance Goals. If the Committee determines that a Restricted Stock Award, a Restricted Stock Unit, a Performance Award or an Other Share-Based Award is intended to be subject to this Article 10, the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one or any combination of the following: (a) net income; (b) earnings per share; (c) revenue; (d) net revenue growth; (e) market share; (f) operating income; (g) expenses; (h) working capital; (i) operating margin; (j) return on equity; (k) return on assets; (l) market price per share; (m) total return to stockholders; (n) cash flow; (o) free cash flow; (p) return on investment; (q) earnings before interest, taxes, depreciation and amortization; (r) earnings before interest, taxes and amortization; (s) contribution to profit; (t) economic value added; and (u) objectively quantifiable customer or constituency satisfaction. Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company or a Subsidiary, or based upon performance relative to performance of other companies or upon comparisons of any of the indicators of performance relative to performance of other companies. If the Committee determines that a Restricted Stock Award, a Restricted Stock Unit, a Performance Award or an Other Share-Based Award is intended to be subject to this Article 10, the Committee may provide that any evaluation of performance exclude the impact of any or all of the following: (1) asset write-downs; (2) litigation or claim judgments or settlements; (3) the effect of changes in tax law, accounting principles or methodology, or other laws or provisions affecting reported results; (4) accruals for reorganization and restructuring programs; (5) any non-recurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders or other filings for the applicable year; (6) acquisitions or divestitures; (7) any non-required contributions to the Company pension plan; (8) foreign exchange gains and losses; and (9) cash capital expenditures for facilities acquisition or construction. Such performance goals (and any exclusions) shall (i) be set by the Committee prior to the earlier of 90 days after the commencement of the applicable Performance Period and the expiration of 25% of the Performance Period, and (ii) otherwise comply with the requirements of, Section 162(m) of the Code and the regulations thereunder.

10.3. Adjustments; Certification. Notwithstanding any provision of the Plan (other than Article 11), with respect to any Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Share-Based Award that is subject to this Section 10, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals except in the case of the death or disability of the Participant or as otherwise determined by the Committee in special circumstances. The Committee must certify, in writing the amount of the Award for each Participant for such Performance Period before payment of the Award is made.

10.4. Restrictions. The Committee shall have the power to impose such other restrictions on Awards subject to this Article as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code.

10.5. Limitations on Grants to Individual Participants. Subject to adjustment as provided in Section 12.2, no Participant may be granted (i) Options or Stock Appreciation Rights during any calendar year period with respect to more than 600,000 Shares and (ii) Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards and/or Other Share-Based Awards during any calendar year that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in Shares with respect to more than 600,000 Shares. During any calendar year no Participant may be granted Performance Awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in cash under which more than may $6,000,000 may be earned for each twelve (12) months in the Performance Period. If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable limitation in this Section.

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11. CHANGE IN CONTROL PROVISIONS

11.1. Impact on Certain Awards. Unless otherwise specifically provided in an Award Agreement, the Committee shall have the right to provide that in the event of a Change in Control of the Company (as defined in Section 11.3): (i) Options and Stock Appreciation Rights outstanding as of the date of the Change in Control shall be cancelled and terminated without payment if the Fair Market Value of one Share as of the date of the Change in Control is less than the per Share Option exercise price or Stock Appreciation Right grant price, and (ii) all Performance Awards shall be (x) considered to be earned and payable based on achievement of performance goals or based on target performance (either in full or pro rata based on the portion of Performance Period completed as of the date of the Change in Control), and any limitations or other restrictions shall lapse and such Performance Awards shall be immediately settled or distributed or (y) converted into Restricted Stock or Restricted Stock Unit Awards based on achievement of performance goals or based on target performance (either in full or pro rata based on the portion of Performance Period completed as of the date of the Change in Control) that are subject to Section 11.2.

11.2. Assumption or Substitution of Certain Awards.

(a) Unless otherwise provided in an Award Agreement, in the event of a Change in Control in connection with which the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award (or in which the Company is the ultimate parent corporation and continues the Award), if a Participant’s employment with such successor company (or the Company) or a subsidiary thereof terminates within 24 months following such Change in Control (or such other period set forth in the Award Agreement, including prior thereto if applicable) under the circumstances specified in the Award Agreement (e.g., a termination without “cause”): (i) Options and Stock Appreciation Rights outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for 24 months (or the period of time set forth in the Award Agreement), (ii) the restrictions, limitations and other conditions applicable to Restricted Stock and Restricted Stock Units outstanding as of the date of such termination of employment shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested, and (iii) the restrictions, limitations and other conditions applicable to any Other Share-Based Awards shall lapse, and such Other Share-Based Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant. For the purposes of this Section 11.2, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting the Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the transaction constituting a Business Combination is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award, for each Share subject thereto, will be solely common stock of the successor company with a fair market value substantially equal to the per Share consideration received by holders of Shares in the Change in Control. The determination of whether fair market value is substantially equal shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

(b) Unless otherwise provided in an Award Agreement, in the event of a Change in Control to the extent (i) the successor company does not assume or substitute for an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award (or in which the Company is the ultimate parent corporation and does not continue the Award), or (ii) common stock of the successor company is not publicly traded, then immediately prior to the Change in Control: (1) those Options and Stock Appreciation Rights outstanding as of the date of the Business Combination that are not assumed or substituted for (or continued) shall immediately vest and become fully exercisable, (2) restrictions, limitations and other conditions applicable to Restricted Stock and Restricted Stock Units that are not assumed or substituted for (or continued) shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested, (3) the restrictions, other limitations and other conditions applicable to any Other Share-Based Awards or any other Awards that are not assumed or substituted for (or continued) shall lapse, and such Other Share-Based Awards or such other Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant, and (4) any performance based Award shall be deemed fully earned at the target amount as of the date on which the Change of Control occurs.

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(c) The Committee, in its discretion, may determine that, upon the occurrence of a Change in Control, each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, and/or that each Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Business Combination over the exercise price per Share of such Option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.

11.3. Definitions

(a) “Change of Control” shall mean an event which shall occur if there is: (i) a change in the ownership of the Company; (ii) a change in the effective control of the Company; (iii) a change in the ownership of a substantial portion of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

(b) For purposes of this Section 11.3, a change in the ownership occurs on the date on which any one person, or more than one person acting as a group (as defined in Treasury regulations 1.409A-2(i)(5)(v)(B)), acquires ownership of stock that, together with stock held by such person or group constitutes more than 50% of the total fair market value or total voting power of the stock of the Company.

(c) For purposes of this Section 11.3, a change in the effective control occurs on the date on which either (i) a person, or more than one person acting as a group (as defined in Treasury regulations 1.409A-2(i)(5)(v)(B)), acquires ownership of stock possessing 30% or more of the total voting power of the stock of the Company, taking into account all such stock acquired during the 12-month period ending on the date of the most recent acquisition, or (ii) a majority of the members of the Board of Directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of such Board of Directors prior to the date of the appointment or election, but only if no other corporation is a majority shareholder.

(d) For purposes of this Section 11.3, a change in the ownership of a substantial portion of assets occurs on the date on which any one person, or more than one person acting as a group (as defined in Treasury regulations 1.409A-2(i)(5)(v)(B)), other than a person or group of persons that is related to the Company, acquires assets that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions, taking into account all such assets acquired during the 12-month period ending on the date of the most recent acquisition.

(e) For purposes of this Section 11.3, a liquidation or dissolution of the Company occurs on the date of shareholder approval of a resolution or plan of complete liquidation or dissolution of the Company.

(f) The determination as to the occurrence of a Change of Control for purposes of Sections 11.3 (b), (c) and (d) shall be based on objective facts and in accordance with the requirements of Code Section 409A and the regulations promulgated thereunder.

12. GENERALLY APPLICABLE PROVISIONS

12.1. Amendment and Termination of the Plan. The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for shareholder approval imposed by applicable law, including the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded; provided that the Board may not amend the Plan in any manner that would result in noncompliance with Rule 16b-3 under the Exchange Act; and further provided that the Board may not, without the approval of the Company’s shareholders to the extent required by such applicable law, amend the Plan to (a) increase the number of Shares that may be the subject of Awards under the Plan (except for adjustments pursuant to Section 12.2), (b) expand the types of awards available under the Plan, (c) materially expand the class of persons eligible to participate in the Plan, (d) amend Section 5.3 or Section 6.2(e) to eliminate the requirements relating to minimum exercise price, minimum grant price and shareholder approval, (e) increase the maximum permissible term of any Option specified by Section 5.4 or the maximum permissible term of a Stock Appreciation Right specified by Section 6.2(d), (f) add performance goals to Section 10.2 or (g) increase any of the limitations in Section 10.5. The Board may not (except pursuant to Section 12.2 or in connection with a Change in Control), without the approval of the Company’s shareholders, cancel an Option or Stock Appreciation Right in exchange for cash when the exercise or grant price per share exceeds the Fair Market Value of one Share or take any action with respect to an Option or Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are traded, including a reduction of the exercise price of an Option or the grant price of a Stock Appreciation Right or the exchange of an Option or Stock Appreciation Right for another Award. In addition, no amendments to, or termination of, the Plan shall impair the rights of a Participant in any material respect under any Award previously granted without such Participant’s consent.

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12.2. Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares or the value thereof, such adjustments and other substitutions shall be made to the Plan and to Awards in a manner the Committee deems equitable or appropriate taking into consideration the accounting and tax consequences, including such adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan, the limitations in Section 10.5 (other than to Awards denominated in cash), the maximum number of Shares that may be issued pursuant to Incentive Stock Options and, in the aggregate or to any Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company); provided, however, that the number of Shares subject to any Award shall always be a whole number.

12.3. Transferability of Awards. Except as provided below, no Award and no Shares that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant’s guardian or legal representative except that shares of Restricted Stock may be used, if the Award Agreement permits, to pay the exercise price of an Option granted under the Plan (or an option granted under any Prior Plan), provided an equal number of Shares delivered to the Participant shall carry the same restrictions and be subject to the same provisions regarding forfeiture as the shares of Restricted Stock so used. To the extent and under such terms and conditions as determined by the Committee, a Participant may assign or transfer an Award without consideration (each transferee thereof, a “Permitted Assignee”) (i) to the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) to a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), (iii) to a partnership, limited liability company or corporation in which the Participant or the persons referred to in clause (i) are the only partners, members or shareholders or (iv) for charitable donations; provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan. The Company shall cooperate with any Permitted Assignee and the Company’s transfer agent in effectuating any transfer permitted under this Section.

12.4. Termination of Employment or Services. The Committee shall determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, continue to vest or be earned and the terms of such exercise, vesting or earning, on and after the date that a Participant ceases to be employed by or to provide services to the Company or any Subsidiary (including as a Director), whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise. The date of termination of a Participant’s employment or services will be determined by the Committee, which determination will be final.

12.5. Deferral. The Committee shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred.

12.6. Dividend Equivalents. Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award other than an Option or Stock Appreciation Right may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, amounts equivalent to cash, stock or other property dividends on Shares (“Dividend Equivalents”) with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion. The Committee may provide that the Dividend Equivalents (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested and may provide that the Dividend Equivalents are subject to the same vesting or performance conditions as the underlying Award. Notwithstanding the foregoing, Dividend Equivalents credited in connection with an Award that vests based on the achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Award with respect to which such Dividend Equivalents have been credited.

13. MISCELLANEOUS

13.1. Award Agreements. Each Award Agreement shall either be (a) in writing in a form approved by the Committee and executed by the Company by an officer duly authorized to act on its behalf, or (b) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking one or more types of Awards as the Committee may provide; in each case and if required by the Committee, the Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require. The Committee may authorize any officer of the

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Company to execute any or all Award Agreements on behalf of the Company. The Award Agreement shall set forth the material terms and conditions of the Award as established by the Committee consistent with the provisions of the Plan.

13.2. Tax Withholding. The Company shall have the right to make all payments or distributions pursuant to the Plan to a Participant (or a Permitted Assignee thereof) net of any applicable federal, state and local taxes required to be paid or withheld as a result of (a) the grant of any Award, (b) the exercise of an Option or Stock Appreciation Right, (c) the delivery of Shares or cash, (d) the lapse of any restrictions in connection with any Award or (e) any other event occurring pursuant to the Plan. The Company or any Subsidiary shall have the right to withhold from wages or other amounts otherwise payable to a Participant (or Permitted Assignee) such withholding taxes as may be required by law, or to otherwise require the Participant (or Permitted Assignee) to pay such withholding taxes. If the Participant (or Permitted Assignee) shall fail to make such tax payments as are required, the Company or its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant (or Permitted Assignee) or to take such other action as may be necessary to satisfy such withholding obligations. The Committee shall be authorized to establish procedures for election by Participants (or Permitted Assignee) to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), or by directing the Company to retain Shares (up to the minimum required tax withholding rate for the Participant (or Permitted Assignee) or such other rate that will not cause an adverse accounting consequence or cost) otherwise deliverable in connection with the Award.

13.3. Right of Discharge Reserved; Claims to Awards. Nothing in the Plan nor the grant of an Award hereunder shall confer upon any Employee the right to continue in the employment or service of the Company or any Subsidiary or affect any right that the Company or any Subsidiary may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such Employee at any time for any reason. The Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship. No Employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees under the Plan.

13.4. Substitute Awards. Notwithstanding any other provision of the Plan, the terms of Substitute Awards may vary from the terms set forth in the Plan to the extent the Committee deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

13.5. Awards are Subject to Clawback. All awards under the Plan are subject to the Company’s clawback policy as in effect from time to time. Without limiting the generality of the foregoing, in the event that the Company is required to file a restatement of its financial results due to fraud, gross negligence or intentional misconduct by one or more employees, and/or material non-compliance with securities laws, the Company may require reimbursement of any Award in the amount by which the payment under the Award exceeded any lower payment that would have been made based on the restated financial results, for the fiscal year in which the restatement was required, to the full extent required or permitted by law. If a Participant is directly responsible for or involved in fraud, gross negligence or intentional misconduct that causes the Company to file a restatement of its financial results, the Company may require reimbursement of all annual incentive compensation awarded to such Participant, for the fiscal year in which the restatement was required, to the full extent required or permitted by law.

13.6. Competition with the Company.

(a) If the Participant, without the consent of the Company, while employed by or providing services to the Company or any Subsidiary or Affiliate or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in a competitive activity that is in conflict with or adverse to the interest of the Company, or any Subsidiary or Affiliate, as determined by the Committee in its sole discretion, then (i) any outstanding, vested or unvested, earned or unearned portion of the Award may, at the Committee’s discretion, be canceled and (ii) the Committee, in its discretion, may require the Participant or other person to whom any payment has been made or Shares or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option or Stock Appreciation Right and the value realized (whether or not taxable) on the vesting or payment of any other Award during the time period specified in the Award Agreement.

(c) Any remittance to the Company required by Section 13.6(a) shall be payable in cash or by delivery of Shares duly assigned to the Company or by a combination of the foregoing. Any such Shares so delivered shall be deemed to have a value per Share equal to the Fair Market Value of the Shares on such date of issuance (or, if such date is not determinable, the date of vesting).

(d) The foregoing provisions of this Section 13.6 shall not apply in the event of a Change of Control of the Company.

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(e) Unless otherwise provided in the Award Agreement, for purposes of this Section 13.6 a Participant is deemed to be “engaged in a competing activity” if he or she owns, manages, controls, is employed by, or otherwise engages in or assists another to engage in any activity or which competes with any business or activity of the Company in which the employee was engaged or involved, at the time of the employee’s termination.

13.7. Stop Transfer Orders. All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

13.8. Nature of Payments. All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any Subsidiary, division or business unit of the Company or a Subsidiary. Any income or gain realized pursuant to Awards under the Plan constitutes a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any Subsidiary except as may be determined by the Committee or by the Board or board of directors of the applicable Subsidiary (or as may be required by the terms of such plan).

13.9. Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

13.10. Severability. The provisions of the Plan shall be deemed severable. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction or by reason of change in a law or regulation, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction or any governmental regulatory agency, or impermissible under the rules of any securities exchange on which the Shares are listed, such unlawfulness, invalidity, unenforceability or impermissibility shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or impermissible, then such unlawfulness, invalidity or impermissibility shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or impermissible and the maximum payment or benefit that would not be unlawful, invalid or impermissible shall be made or provided under the Plan.

13.11. Construction. As used in the Plan, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

13.12. Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

13.13. Governing Law. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of New York, without reference to principles of conflict of laws, and construed accordingly.

13.14. Effective Date of Plan; Termination of Plan. The Plan shall be effective on the date of the approval of the Plan by the holders of the shares entitled to vote at a duly constituted meeting of the shareholders of the Company. The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled and in such event each Award shall, notwithstanding any of the preceding provisions of the Plan, be null and void and of no effect. Awards may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the Effective Date of the Plan, on which date the Plan will expire except as to Awards then outstanding under the Plan; provided, however, in no event may an Incentive Stock Option be granted more than ten (10) years after the earlier of (i) the date of the adoption of the Plan by the Board or (ii) the Effective Date of the Plan as provided in the first sentence of this Section. Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

C-14

13.15. Foreign Employees. Awards may be granted to Participants who are foreign nationals or employed or providing services outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees providing services in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Employees on assignments outside their home country.

13.16. Compliance with Section 409A of the Code. This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee. Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.

13.17. No Registration Rights; No Right to Settle in Cash. The Company has no obligation to register with any governmental body or organization (including, without limitation, the SEC) any of (a) the offer or issuance of any Award, (b) any Shares issuable upon the exercise of any Award, or (c) the sale of any Shares issued upon exercise of any Award, regardless of whether the Company in fact undertakes to register any of the foregoing. In particular, in the event that any of (x) any offer or issuance of any Award, (y) any Shares issuable upon exercise of any Award, or (z) the sale of any Shares issued upon exercise of any Award are not registered with any governmental body or organization (including, without limitation, the SEC), the Company will not under any circumstance be required to settle its obligations, if any, under this Plan in cash.

13.18. Data Privacy. As a condition of acceptance of an Award, the Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section by and among, as applicable, the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan. The Participant understands that the Company and its Subsidiaries hold certain personal information about the Participant, including the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company or any Subsidiary, details of all Awards or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, managing and administering the Plan (the “Data”). The Participant further understands that the Company and its Subsidiaries may transfer the Data amongst themselves as necessary for the purpose of implementation, management and administration of the Participant’s participation in the Plan, and that the Company and its Subsidiaries may each further transfer the Data to any third parties assisting the Company in the implementation, management, and administration of the Plan. The Participant understands that these recipients may be located in the Participant’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant, through participation in the Plan and acceptance of an Award under the Plan, authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Participant may elect to deposit any Shares. The Participant understands that the Data will be held only as long as is necessary to implement, manage, and administer the Participant’s participation in the Plan. The Participant understands that he or she may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Participant understands that refusal or withdrawal of consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Participant understands that he or she may contact his or her local human resources representative.

13.19. Indemnity. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board and any person to whom the Committee has delegated any of its authority under the Plan shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her;

C-15

provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or By-laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

13.20. Captions. The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

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JOHN WILEY & SONS, INC.

111 RIVER STREET

HOBOKEN, NJ 07030

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on September 17, 2014 or the cut-off date for the 401K Plan participants noted below. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on September 17, 2014 or the cut-off date for the 401K Plan participants noted below. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M77378-P54804	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY/VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

JOHN WILEY & SONS, INC.					For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends a vote “FOR” all nominees and “FOR” proposals 2, 3, 4, 5 and 6.

Vote on Directors					☐	☐	☐

1.	The election as directors of all nominees listed below, except as marked to the contrary.

Nominees:
	01)	Mari J. Baker	03)	Raymond W. McDaniel, Jr.
	02)	George Bell	04)	Kalpana Raina

Vote on Proposals:					For	Against	Abstain
Notice to participants in the John Wiley & Sons, Inc. Employee Savings Plan (“401K”) and the Payroll Deduction Employee Stock Purchase Plan (“ESPP”):
2.	Ratification of the appointment of KPMG LLP as independent accountants.				☐	☐	☐

3.	Approval, on an advisory basis, of the compensation of the named executive officers.	☐	☐	☐	If you participate in the 401K or the ESPP, this proxy card includes shares that the relevant plans have credited to this account.

To allow for sufficient time for the 401K Trustee to vote, the Trustee must receive your voting instructions by 11:59 p.m. Eastern Daylight Time on Monday, September 15, 2014. If the 401K Trustee does not receive your instructions by that date, the Trustee will vote the shares held in the same proportion as votes from other participants in the 401K.

4.	Approval of the 2014 Directors Stock Plan.				☐	☐	☐

5.	Approval of the 2014 Executive Annual Incentive Plan.				☐	☐	☐

6.	Approval of the 2014 Key Employee Stock Plan.				☐	☐	☐

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS CARD. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign. Please sign exactly as your name(s) appear(s) hereon.

For address changes and/or comments, please check this box and write them on the back where indicated.							☐

Please indicate if you plan to attend this meeting.					☐	☐
					Yes	No

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE INTERNET OR BY TELEPHONE.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

JOHN WILEY & SONS, INC. - ANNUAL MEETING, SEPTEMBER 18, 2014

YOUR VOTE IS IMPORTANT!

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

CLASS A

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice & Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

M77379-P54804

PROXY/VOTING INSTRUCTION CARD

JOHN WILEY & SONS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Peter Booth Wiley, Stephen M. Smith and Gary M. Rinck as the proxies of the undersigned, with full power of substitution to each of them, to vote the Class A Common Stock, which the signee is entitled to vote at the Annual Meeting of Shareholders of John Wiley & Sons, Inc. and any and all adjournments thereof, to be held at the Company’s headquarters, 111 River Street, Hoboken, New Jersey, on September 18, 2014, at 9:30 AM, Eastern Daylight Saving Time.

The proxies are directed to vote as specified, and in their discretion on all other matters which may come before the meeting or any adjournments thereof. If no direction is given, this proxy will be voted “FOR” the Election of Directors and “FOR” Proposals 2, 3, 4, 5 and 6.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued, and to be marked, dated and signed, on the other side)

JOHN WILEY & SONS, INC.

111 RIVER STREET

HOBOKEN, NJ 07030

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on September 17, 2014. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on September 17, 2014. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M77380-P54804	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY/VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

JOHN WILEY & SONS, INC.					For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends a vote “FOR” all nominees and “FOR” proposals 2, 3, 4, 5 and 6.

Vote on Directors					☐	☐	☐

1.	The election as directors of all nominees listed below, except as marked to the contrary.
	Nominees:
	01)	Matthew S. Kissner	05)	Stephen M. Smith
	02)	Eduardo Menascé	06)	Jesse Wiley
	03)	William J. Pesce	07)	Peter Booth Wiley
	04)	William B. Plummer

Vote on Proposals:					For	Against	Abstain			For	Against	Abstain

2.	Ratification of the appointment of KPMG LLP as independent accountants.				☐	☐	☐	5.	Approval of the 2014 Executive Annual Incentive Plan.	☐	☐	☐

3.	Approval, on an advisory basis, of the compensation of the named executive officers.				☐	☐	☐	6.	Approval of the 2014 Key Employee Stock Plan.	☐	☐	☐

4.	Approval of the 2014 Directors Stock Plan.				☐	☐	☐

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE INTERNET OR BY TELEPHONE.

For address changes and/or comments, please check this box and write them on the back where indicated.							☐

Please indicate if you plan to attend this meeting.					☐	☐
					Yes	No

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS CARD. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign. Please sign exactly as your name(s) appear(s) hereon.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

JOHN WILEY & SONS, INC. - ANNUAL MEETING, SEPTEMBER 18, 2014

YOUR VOTE IS IMPORTANT!

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

CLASS B

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice & Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

M77381-P54804

PROXY/VOTING INSTRUCTION CARD

JOHN WILEY & SONS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Peter Booth Wiley, Stephen M. Smith and Gary M. Rinck as the proxies of the undersigned, with full power of substitution to each of them, to vote the Class B Common Stock, which the signee is entitled to vote at the Annual Meeting of Shareholders of John Wiley & Sons, Inc. and any and all adjournments thereof, to be held at the Company’s headquarters, 111 River Street, Hoboken, New Jersey, on September 18, 2014, at 9:30 AM, Eastern Daylight Saving Time.

The proxies are directed to vote as specified, and in their discretion on all other matters which may come before the meeting or any adjournments thereof. If no direction is given, this proxy will be voted “FOR” the Election of Directors and “FOR” Proposals 2, 3, 4, 5 and 6.

Address Changes/Comments:

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(Continued, and to be marked, dated and signed, on the other side)